As filed with the Securities and Exchange Commission on January 8, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The

OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.
Neuberger Berman

Income Funds

Institutional Class Shares
Class A Shares
Class C Shares

Emerging Markets Debt Fund
(Formerly Emerging Markets Income Fund)

Annual Report

October 31, 2014

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
SCHEDULE OF INVESTMENTS	9
FINANCIAL STATEMENTS	26
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	49
Report of Independent Registered Public Accounting Firm	52
Directory	53
Trustees and Officers	54
Proxy Voting Policies and Procedures	61
Quarterly Portfolio Schedule	61
Notice to Shareholders	61
Board Consideration of the Management and Sub-Advisory Agreements	61

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Emerging Markets Debt Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the 12 months ended October 31, 2014.

The Fund is managed by Rob Drijkoningen and Gorky Urquieta, the co-heads of Neuberger Berman's Emerging Markets Debt team, along with five other portfolio managers. The Emerging Markets Debt Fund takes a flexible, research-driven approach to investing in a full spectrum of emerging markets (EM) corporate and sovereign/quasi-sovereign debt securities, denominated in both local and hard currencies (currencies issued by developed countries, such as the U.S. dollar or the euro). The portfolio managers employ both top-down and bottom-up methodologies, to gauge macroeconomic risks while identifying what they believe are sound credits that provide favorable risk/return dynamics.

Emerging market debt (EMD) has delivered strong returns during the reporting period, overall. In particular, the hard currency market experienced returns of around 8% to 10%, performing better than the local currency market. Most of the positive performance in EM as a whole occurred during January and June of this year when sentiment towards emerging markets improved as external debt dynamics in EM began to recover.

We are generally constructive on EMD as we think a positive fundamental backdrop exists for the asset class in the coming months. For one, we anticipate that the benefits of a recovery in developed markets, if it occurs on a broad enough scale, could ultimately translate into better growth dynamics in emerging markets. The current environment is not without risks, however, and requires us to be tactical and proactively adjust the portfolio as we feel appropriate given evolving conditions in our broad universe.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Emerging Markets Debt Fund Commentary* (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 2.98% total return for the 12 months ended October 31, 2014 and outperformed its benchmark, a blend consisting of 25% J.P. Morgan Emerging Markets Bond Index Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, which provided a 2.63% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The dominant global driver of the emerging markets debt (EMD) market was the solid returns delivered by hard currency. Local currency, on the other hand, performed poorly.

Hard currency performance benefited primarily from carry trades (a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate), U.S. Treasury yield tightening as well as spread compression (the spread on bonds is usually expressed as the difference between bonds of the same maturity but different quality). We have seen large spread compression in Egypt, Sri Lanka, Argentina, Belize, Jamaica, Belarus and Serbia. On the other hand, Venezuela, Ukraine and Russia have seen spread widening. The underperformance of Russia due to political risks has been mirrored across asset classes, as the ruble sold off by 25% against the U.S. dollar (USD) and local bond yields widened more than 200 basis points in Russia. Local currencies performed poorly due in large part to a strong US dollar.

Most of the positive Fund performance was generated between February and June of 2014. From January on, the sentiment towards emerging markets (EM) improved as external debt dynamics in EM began to recover. However, in July we experienced a correction driven by resumed worries of possible monetary policy normalization by the U.S. Federal Reserve (Fed) and geopolitical headlines from Russia/Ukraine and the Middle East. In September, the strong U.S. dollar resulted in a renewed sell-off of EM foreign exchange. In the last three months of the reporting period, we have witnessed underperformance from oil exporting countries across both the hard and local space, driven by the fall in oil prices.

At the country level, the largest contributors to performance were our overweight positions, relative to the benchmark, to local rates in Indonesia, Colombia, Thailand, Hungary, Romania and Mexico, overweight positions in Indonesia and Venezuela in the hard currency space, and overweights in Brazilian corporates. Foreign exchange positions in Turkey (mostly underweight), Israel (underweight) and Romania (mixed) have also contributed positively. Exposure to Russian rates and corporates, Malaysian rates, and South African currency were detrimental to performance, as were positions in Ukraine and Argentina.

Looking ahead, EM markets appear to remain captive between two contradictory forces—what we believe are somewhat better economic growth prospects in developed markets and slower growth in China. We anticipate that the benefits of a recovery in developed markets, if it occurs on a broad enough scale, could ultimately translate into better growth dynamics in emerging markets. It remains to be seen if this will result in strong EM currency appreciation, as domestic EM demand remains flat and most central banks are biased towards lower rates, also as a reflection of lower inflation. We remain positive on the fundamentals of hard currency sovereigns. Solid public sector balance sheets and narrow fiscal deficits in most EM countries remain supportive of local rates and we believe this trend will persist.

On the risk side, EMD is still vulnerable to a potential rise in U.S. Treasury rates or a stronger USD; however, we believe the impact could be less severe given investors' widespread understanding of the risks, which could allow investors to take account of them. This environment requires us to be very tactical and we will remain focused mostly on country-specific opportunities, which remain plenty in our broad universe.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

* Effective June 2, 2014, Neuberger Berman Emerging Markets Income Fund changed its name to Neuberger Berman Emerging Markets Debt Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Debt Securities	24.3%
Government Securities	67.1
Short-Term Investments	7.7
Cash, receivables and other assets, less liabilities	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	2.98%	4.93%
Class A	09/27/2013	2.61%	4.55%
Class C	09/27/2013	1.83%	3.76%
With Sales Charge
Class A		-1.73%	0.52%
Class C		0.86%	3.76%
Index
Blended Benchmark*[1,2]		2.63%	4.46%

* Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 5.13%, 4.50%, and 3.96% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.55%, 0.00% and 1.90% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 1.47%, 1.86% and 2.61% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.90%, 1.27% and 2.02% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

* Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

4

Endnotes

1 Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is September 27, 2013.

3 Effective June 2, 2014, Neuberger Berman Emerging Markets Income Fund changed its name to Neuberger Berman Emerging Markets Debt Fund.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

5

Glossary of Indices

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 10/31/14 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio
Neuberger Berman Emerging Markets Debt Fund(3)
Institutional Class	$1,000.00	$1,017.00	$4.63	0.91%	$1,000.00	$1,020.62	$4.63	0.91%
Class A	$1,000.00	$1,015.10	$6.50	1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class C	$1,000.00	$1,011.20	$10.34	2.04%	$1,000.00	$1,014.92	$10.36	2.04%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

(3) Effective June 2, 2014. Formerly, Neuberger Berman Emerging Markets Income Fund through June 1, 2014.

8

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Corporate Debt Securities (26.2%)

Azerbaijan (0.7%)
$600	Int'l Bank of Azerbaijan OJSC, Senior Unsecured Notes, 5.63%, due 6/11/19	$595
200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 5.45%, due 2/9/17	209
626	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Euro Medium-Term Notes, 4.75%, due 3/13/23	622
		1,426
Barbados (0.3%)
543	Columbus Int'l, Inc., Guaranteed Notes, 7.38%, due 3/30/21	575	ñ@
Brazil (1.9%)
400	BRF SA, Guaranteed Notes, 5.88%, due 6/6/22	440	@
250	Itau Unibanco Holding SA, Subordinated Notes, 5.75%, due 1/22/21	264
200	Itau Unibanco Holding SA, Subordinated Notes, 5.65%, due 3/19/22	205
200	JBS Investments GmbH, Guaranteed Notes, 7.75%, due 10/28/20	219
250	Marfrig Holding Europe BV, Guaranteed Notes, 8.38%, due 5/9/18	263
200	Marfrig Holding Europe BV, Guaranteed Notes, 6.88%, due 6/24/19	202	ñ
200	Minerva Luxembourg SA, Guaranteed Notes, 8.75%, due 4/3/19	209	ñµ
600	Minerva Luxembourg SA, Guaranteed Notes, 7.75%, due 1/31/23	627
120	Odebrecht Finance Ltd., Guaranteed Notes, 7.50%, due 9/14/14	121	ñ
100	Odebrecht Finance Ltd., Guaranteed Notes, 7.50%, due 9/14/15	101
191	Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes, 6.75%, due 10/1/22	200
200	Samarco Mineracao SA, Senior Unsecured Notes, 5.75%, due 10/24/23	207	ñ
200	Samarco Mineracao SA, Senior Unsecured Notes, 5.38%, due 9/26/24	201	ñ
400	TAM Capital 3, Inc., Guaranteed Notes, 8.38%, due 6/3/21	428
100	Vale Overseas Ltd., Guaranteed Unsecured Notes, 8.25%, due 1/17/34	126
		3,813
Chile (1.0%)
350	Cencosud SA, Guaranteed Notes, 4.88%, due 1/20/23	349
200	E.CL SA, Senior Unsecured Notes, 4.50%, due 1/29/25	201	ñ
200	Empresa Nacional del Petroleo, Senior Unsecured Notes, 4.38%, due 10/30/24	198	ñ
450	GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes, 7.50%, due 2/11/20	477
200	GNL Quintero SA, Senior Unsecured Notes, 4.63%, due 7/31/29	206	ñ
200	VTR Finance BV, Senior Secured Notes, 6.88%, due 1/15/24	210	ñ@
250	VTR Finance BV, Senior Secured Notes, 6.88%, due 1/15/24	263
		1,904
China (2.8%)
190	China Overseas Finance Cayman II Ltd., Guaranteed Notes, 5.50%, due 11/10/20	204
400	China Overseas Finance Cayman V Ltd., Guaranteed Notes, 3.95%, due 11/15/22	379	@
200	China Resources Power East Foundation Co., Ltd., Guaranteed Notes, 7.25%, due 5/9/16	207	µ
400	CITIC Ltd., Subordinated Notes, 8.63%, due 11/22/18	456	µ
500	CITIC Pacific Ltd., Senior Unsecured Notes, 6.80%, due 1/17/23	575	@
300	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	318
205	CNOOC Finance 2011 Ltd., Guaranteed Notes, 4.25%, due 1/26/21	219
200	CNOOC Finance 2012 Ltd., Guaranteed Notes, 3.88%, due 5/2/22	204
200	Country Garden Holdings Co., Ltd., Guaranteed Notes, 11.13%, due 2/23/18	214	ñ
300	Country Garden Holdings Co., Ltd., Guaranteed Notes, 7.25%, due 4/4/21	295

See Notes to Schedule of Investments

9

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$200	Franshion Development Ltd., Guaranteed Notes, 6.75%, due 4/15/21	$212
	350	Kaisa Group Holdings Ltd., Guaranteed Notes, 10.25%, due 1/8/20	364
	200	MIE Holdings Corp., Guaranteed Notes, 7.50%, due 4/25/19	196	ñ
	200	Poly Real Estate Finance Ltd., Guaranteed Notes, 4.50%, due 8/6/18	202
	200	Shimao Property Holdings Ltd., Guaranteed Notes, 6.63%, due 1/14/20	198
	200	Sinopec Group Overseas Development 2014 Ltd., Guaranteed Notes, 4.38%, due 4/10/24	209	ñ
	700	Sinopec Group Overseas Development 2014 Ltd., Guaranteed Notes, 4.38%, due 4/10/24	731	@
	400	Talent Yield Investments Ltd., Guaranteed Notes, 4.50%, due 4/25/22	416	ñ@
			5,599
Colombia (2.1%)
	350	Bancolombia SA, Subordinated Notes, 6.13%, due 7/26/20	380
	300	Colombia Telecomunicaciones SA ESP, Senior Unsecured Notes, 5.38%, due 9/27/22	305
	115	Ecopetrol SA, Senior Unsecured Notes, 7.38%, due 9/18/43	141
	249	Ecopetrol SA, Senior Unsecured Notes, 5.88%, due 5/28/45	256	@
	370	Empresa de Energia de Bogota SA ESP, Senior Unsecured Notes, 6.13%, due 11/10/21	400
COP	1,346,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.38%, due 2/1/21	697	@
COP	1,227,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 7.63%, due 9/10/24	597	ñ@
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, Senior Unsecured Notes, 7.88%, due 8/12/24	216	ñ@
	$200	Millicom Int'l Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	214	ñ
	915	Pacific Rubiales Energy Corp., Guaranteed Notes, 5.63%, due 1/19/25	870	ñ
			4,076
Guatemala (0.2%)
	200	Cementos Progreso Trust, Guaranteed Notes, 7.13%, due 11/6/23	215	ñ
	260	Comcel Trust, Guaranteed Notes, 6.88%, due 2/6/24	278	ñ@
			493
Hong Kong (0.7%)
	200	Bank of East Asia Ltd., Subordinated Euro Medium-Term Notes, 6.38%, due 5/4/22	215	µ
	350	CLP Power HK Finance Ltd., Guaranteed Notes, 4.25%, due 11/7/19	352	µ
	200	Fita Int'l Ltd., Guaranteed Notes, 7.00%, due 2/10/20	226
	100	Hutchison Whampoa Int'l 10 Ltd., Guaranteed Notes, 6.00%, due 10/28/15	103	ñµ
	200	NWD MTN Ltd., Guaranteed Euro Medium-Term Notes, 5.25%, due 2/26/21	209
	288	Wing Hang Bank Ltd., Subordinated Euro Medium-Term Notes, 6.00%, due 4/20/17	301	µ
			1,406
India (1.0%)
	450	Bharti Airtel Int'l Netherlands BV, Guaranteed Notes, 5.35%, due 5/20/24	484	ñ
	415	ICICI Bank Ltd., Senior Unsecured Notes, 4.70%, due 2/21/18	438
	225	NTPC Ltd., Senior Unsecured Euro Medium-Term Notes, 5.63%, due 7/14/21	245	@
	300	Oil India Ltd., Senior Unsecured Notes, 5.38%, due 4/17/24	321
	250	ONGC Videsh Ltd., Guaranteed Notes, 3.75%, due 5/7/23	242
	250	Reliance Holding USA, Inc., Guaranteed Notes, 5.40%, due 2/14/22	272
			2,002
Indonesia (1.3%)
	515	Listrindo Capital BV, Guaranteed Notes, 6.95%, due 2/21/19	549	ñ@
	600	Pertamina Persero PT, Senior Unsecured Notes, 6.00%, due 5/3/42	600

See Notes to Schedule of Investments

10

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$750	Pertamina Persero PT, Senior Unsecured Notes, 5.63%, due 5/20/43	$718	ñ@
	280	Pertamina Persero PT, Senior Unsecured Notes, 6.45%, due 5/30/44	298	ñ@
	400	Pertamina Persero PT, Senior Unsecured Notes, 6.45%, due 5/30/44	426
			2,591
Iraq (0.3%)
	600	Genel Energy Finance PLC, Guaranteed Notes, 7.50%, due 5/14/19	572
Israel (0.2%)
	400	Israel Electric Corp. Ltd., Senior Secured Notes, 9.38%, due 1/28/20	494	@
Kazakhstan (1.7%)
	250	Halyk Savings Bank of Kazakhstan JSC, Senior Unsecured Notes, 7.25%, due 5/3/17	265
	250	Halyk Savings Bank of Kazakhstan JSC, Senior Unsecured Notes, 7.25%, due 1/28/21	268
	400	Intergas Finance BV, Guaranteed Notes, 6.38%, due 5/14/17	426	ñ@
	500	KazMunayGas National Co., JSC, Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	591
	200	KazMunayGas National Co., JSC, Unsecured Notes, 4.88%, due 5/7/25	199	ñ
	1,300	KazMunayGas National Co., JSC, Senior Unsecured Notes, 5.75%, due 4/30/43	1,264	@
	200	Nostrum Oil & Gas Finance BV, Guaranteed Notes, 6.38%, due 2/14/19	201
	200	Zhaikmunai LLP, Guaranteed Notes, 7.13%, due 11/13/19	208	ñ
			3,422
Korea (0.1%)
	200	Woori Bank Co., Ltd., Subordinated Notes, 4.75%, due 4/30/24	207	ñ
Kuwait (0.3%)
	650	Kuwait Projects Co., Guaranteed Euro Medium-Term Notes, 4.80%, due 2/5/19	681
Macau (0.1%)
	225	Wynn Macau Ltd., Senior Unsecured Notes, 5.25%, due 10/15/21	225
Mexico (3.9%)
	325	Alfa SAB de CV, Senior Unsecured Notes, 6.88%, due 3/25/44	366	ñ@
	210	BBVA Bancomer SA, Subordinated Notes, 6.50%, due 3/10/21	233	ñ
	485	BBVA Bancomer SA, Subordinated Notes, 6.75%, due 9/30/22	549	@
	337	BBVA Bancomer SA, Senior Unsecured Notes, 4.38%, due 4/10/24	344	ñ
	344	Cemex Finance LLC, Senior Secured Notes, 9.38%, due 10/12/22	396	@
	788	Cemex SAB de CV, Senior Secured Notes, 9.50%, due 6/15/18	880	@
	375	Comision Federal de Electricidad, Senior Unsecured Notes, 4.88%, due 1/15/24	396	ñ
	200	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.38%, due 3/30/38	211	ñ
	560	Offshore Drilling Holding SA, Senior Secured Notes, 8.63%, due 9/20/20	588
	210	Offshore Drilling Holding SA, Senior Secured Notes, 8.63%, due 9/20/20	221	ñ
MXN	7,700	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	579
MXN	5,200	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	391	ñ
	$250	Petroleos Mexicanos, Guaranteed Notes, 4.25%, due 1/15/25	253	ñ
	1,000	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	1,170	@
	366	Petroleos Mexicanos, Guaranteed Notes, 6.38%, due 1/23/45	420

See Notes to Schedule of Investments

11

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
$250	Servicios Corporativos Javer SAPI de CV, Guaranteed Notes, 9.88%, due 4/6/21	$271
200	Trust F/1401, Senior Unsecured Notes, 6.95%, due 1/30/44	227	ñ
200	Unifin Financiera SA de CV, Guaranteed Notes, 6.25%, due 7/22/19	195	ñ
		7,690
Morocco (0.2%)
350	Office Cherifien des Phosphates SA, Senior Unsecured Notes, 5.63%, due 4/25/24	367	ñ
Peru (1.5%)
200	Abengoa Transmision Sur SA, Senior Secured Notes, 6.88%, due 4/30/43	221	ñ
100	Banco de Credito del Peru, Subordinated Notes, 6.88%, due 9/16/26	112	µ
200	Banco de Credito del Peru, Subordinated Notes, 6.13%, due 4/24/27	215	µ
250	Banco Int'l del Peru SAA, Subordinated Notes, 6.63%, due 3/19/29	271	ñµ
190	BBVA Banco Continental SA, Senior Unsecured Notes, 5.00%, due 8/26/22	200	@
181	BBVA Banco Continental SA, Subordinated Notes, 5.25%, due 9/22/29	183	ñµ
300	Co. Minera Ares SAC, Guaranteed Notes, 7.75%, due 1/23/21	319
200	Co. Minera Ares SAC, Guaranteed Notes, 7.75%, due 1/23/21	213	ñ
271	Corp. Financiera de Desarrollo SA, Subordinated Notes, 5.25%, due 7/15/29	278	ñµ
83	InRetail Consumer, Guaranteed Notes, 5.25%, due 10/10/21	84	ñ
200	Minsur SA, Senior Unsecured Notes, 6.25%, due 2/7/24	221	ñ
205	Southern Copper Corp., Senior Unsecured Notes, 7.50%, due 7/27/35	243
312	Union Andina de Cementos SAA, Senior Unsecured Notes, 5.88%, due 10/30/21	317	ñ
		2,877
Russia (1.7%)
200	Alfa Bank OJSC via Alfa Bond Issuance PLC, Senior Unsecured Notes, 7.75%, due 4/28/21	203	@
200	Bank Otkritie Financial Corp. OJSC via OFCB Capital PLC, Senior Unsecured Notes, 7.25%, due 4/25/18	191
200	Credit Bank of Moscow via CBOM Finance PLC, Subordinated Notes, 8.70%, due 11/13/18	177	@
200	EDC Finance Ltd., Guaranteed Notes, 4.88%, due 4/17/20	181
200	Lukoil Int'l Finance BV, Guaranteed Notes, 6.13%, due 11/9/20	203
500	Nord Gold NV, Guaranteed Notes, 6.38%, due 5/7/18	477	@
350	Rosneft Finance SA, Guaranteed Notes, Ser. 6, 7.88%, due 3/13/18	374
200	Sistema JSFC via Sistema Int'l Funding SA, Senior Unsecured Notes, 6.95%, due 5/17/19	154	ñ
470	Sistema JSFC Via Sistema Int'l Funding SA, Senior Unsecured Notes, 6.95%, due 5/17/19	362	@
271	Vimpel Communications via VIP Finance Ireland Ltd. OJSC, Senior Unsecured Notes, 9.13%, due 4/30/18	292	ñ
200	Vnesheconombank via VEB Finance PLC, Senior Unsecured Notes, 5.38%, due 2/13/17	201	ñ@
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Notes, 6.90%, due 7/9/20	306	@
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Euro Medium-Term Notes, 6.80%, due 11/22/25	297
		3,418
Saudi Arabia (0.4%)
700	Saudi Electricity Global Sukuk Co 3, Senior Unsecured Notes, 5.50%, due 4/8/44	758	ñ@
Singapore (0.3%)
350	Oversea-Chinese Banking Corp. Ltd., Subordinated Notes, 3.15%, due 3/11/23	354	µ
300	United Overseas Bank Ltd., Subordinated Euro Medium-Term Notes, 2.88%, due 10/17/22	303	µ
		657

See Notes to Schedule of Investments

12

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
South Africa (0.4%)
$200	AngloGold Holdings PLC, Guaranteed Notes, 8.50%, due 7/30/20	$215	@
250	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 6.75%, due 8/6/23	269
200	Myriad Int'l Holdings BV, Guaranteed Notes, 6.00%, due 7/18/20	217
		701
Thailand (0.4%)
200	PTT Exploration & Production PCL, Subordinated Notes, 4.88%, due 6/18/19	203	ñµ
200	PTT Global Chemical PCL, Senior Unsecured Notes, 4.25%, due 9/19/22	204
200	PTT PCL, Senior Unsecured Notes, 4.50%, due 10/25/42	180
200	Siam Commercial Bank PCL, Senior Unsecured Notes, 3.50%, due 4/7/19	205	ñ
		792
Turkey (1.2%)
500	Finansbank AS, Senior Unsecured Notes, 5.50%, due 5/11/16	516	ñ@
250	Finansbank AS, Senior Unsecured Notes, 5.50%, due 5/11/16	258
210	Finansbank AS, Senior Unsecured Notes, 6.25%, due 4/30/19	220	ñ
283	TC Ziraat Bankasi AS, Senior Unsecured Notes, 4.25%, due 7/3/19	280	ñ@
200	Turkiye Is Bankasi, Senior Unsecured Notes, 5.00%, due 4/30/20	201	ñ
200	Turkiye Is Bankasi, Subordinated Notes, 7.85%, due 12/10/23	222	ñ@
200	Turkiye Vakiflar Bankasi Tao, Senior Unsecured Notes, 5.00%, due 10/31/18	204	ñ@
200	Yapi ve Kredi Bankasi AS, Senior Unsecured Notes, 5.25%, due 12/3/18	205	ñ@
200	Yapi ve Kredi Bankasi AS, Subordinated Notes, 5.50%, due 12/6/22	190
		2,296
United Arab Emirates (0.4%)
320	DP World Ltd., Senior Unsecured Notes, 6.85%, due 7/2/37	367	ñ@
400	Emirates NBD PJSC, Subordinated Euro Medium-Term Notes, 4.88%, due 3/28/23	413	µ@
		780
Venezuela (1.1%)
1,453	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	963	@
2,200	Petroleos de Venezuela SA, Bonds, 6.00%, due 5/16/24	1,132	@
		2,095
	Total Corporate Debt Securities (Cost $51,102)	51,917
Government Securities (68.6%)
Argentina (0.5%)
610	Argentina Bonar Bond, Bonds, Ser. X, 7.00%, due 4/17/17	540
500	City of Buenos Aires Argentina, Senior Unsecured Notes, 9.95%, due 3/1/17	505	@
		1,045
Azerbaijan (0.2%)
400	Republic of Azerbaijan International Bond, Senior Unsecured Notes, 4.75%, due 3/18/24	416

See Notes to Schedule of Investments

13

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Bahrain (0.1%)
	$200	Bahrain Government International Bond, Bonds, 6.00%, due 9/19/44	$207	ñ
Belize (0.3%)
	800	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	604	**
Bermuda (0.2%)
	350	Bermuda Government International Bond, Senior Unsecured Notes, 4.85%, due 2/6/24	363	ñ@
Bolivia (0.8%)
	500	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	538
	950	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	1,021	ñ@
			1,559
Brazil (6.7%)
	200	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 4.00%, due 4/14/19	202	ñ
BRL	11,667	Brazil Letras do Tesouro Nacional, Bills, 11.13% – 12.49%, due 1/1/17	3,665	@c
BRL	18,000	Brazil Letras do Tesouro Nacional, Bills, 11.20% – 12.67%, due 1/1/18	5,031	[c]
BRL	1,143	Brazil Notas do Tesouro Nacional, Notes, Ser. F, 10.00%, due 1/1/21	420
BRL	300	Brazil Notas do Tesouro Nacional, Notes, Ser. B, 6.00%, due 8/15/22	304
BRL	2,000	Brazil Notas do Tesouro Nacional, Notes, Ser. F, 10.00%, due 1/1/25	714
	$900	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	1,247	@
	1,220	Brazilian Government International Bond, Senior Unsecured Notes, 7.13%, due 1/20/37	1,540	@
			13,123
Colombia (4.4%)
COP	423,000	Colombia Government International Bond, Senior Unsecured Notes, 4.38%, due 3/21/23	181	@
	$200	Colombia Government International Bond, Senior Unsecured Notes, 8.13%, due 5/21/24	268
COP	1,500,000	Colombia Government International Bond, Senior Unsecured Notes, 9.85%, due 6/28/27	933	@
	$750	Colombia Government International Bond, Senior Unsecured Notes, 7.38%, due 9/18/37	1,011	@
	200	Colombia Government International Bond, Senior Unsecured Notes, 5.63%, due 2/26/44	225
COP	750,403	Colombian TES, Bonds, 4.25%, due 5/17/17	384
COP	2,019,000	Colombian TES, Notes, Ser. B, 5.00%, due 11/21/18	969	@
COP	2,470,700	Colombian TES, Bonds, Ser. B, 7.00%, due 9/11/19	1,267	@
COP	1,661,606	Colombian TES, Bonds, 3.50%, due 3/10/21	831
COP	584,500	Colombian TES, Bonds, Ser. B, 7.00%, due 5/4/22	292	@
COP	2,356,900	Colombian TES, Bonds, Ser. B, 10.00%, due 7/24/24	1,420	@
COP	2,222,300	Colombian TES, Bonds, Ser. B, 6.00%, due 4/28/28	983	@
			8,764
Cote D'Ivoire (1.6%)
	$700	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.38%, due 7/23/24	675	ñ
	800	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	772	ñ@**
	1,700	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	1,640	@**
			3,087

See Notes to Schedule of Investments

14

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Croatia (0.8%)
	$500	Croatia Government International Bond, Senior Unsecured Notes, 6.25%, due 4/27/17	$535	@
	500	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	554	@
	200	Croatia Government International Bond, Senior Unsecured Notes, 6.38%, due 3/24/21	220
	230	Croatia Government International Bond, Senior Unsecured Notes, 6.00%, due 1/26/24	249	ñ@
			1,558
Dominican Republic (0.6%)
DOP	2,040	Dominican Republic International Bond, Notes, 11.00%, due 1/5/18	47
DOP	1,200	Dominican Republic International Bond, Notes, 15.95%, due 6/4/21	34
DOP	20,330	Dominican Republic International Bond, Unsecured Notes, 11.00%, due 7/30/21	449	ñ@
DOP	20,000	Dominican Republic International Bond, Bonds, 11.50%, due 5/10/24	468
	$223	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	249	ñ
			1,247
Egypt (0.2%)
	338	Arab Republic of Egypt, Senior Unsecured Notes, 6.88%, due 4/30/40	344
El Salvador (0.1%)
	147	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	151	ñ
Ghana (0.3%)
	200	Republic of Ghana, Unsecured Notes, 7.88%, due 8/7/23	201
	407	Republic of Ghana, Unsecured Notes, 8.13%, due 1/18/26	409	ñ
			610
Hungary (8.3%)
HUF	60,000	Hungary Government Bond, Bonds, 6.75%, due 2/24/17	267	@
HUF	128,920	Hungary Government Bond, Bonds, 4.00%, due 4/25/18	545	@
HUF	186,000	Hungary Government Bond, Bonds, 5.50%, due 12/20/18	827	@
HUF	1,313,430	Hungary Government Bond, Bonds, 6.50%, due 6/24/19	6,120	@
HUF	205,990	Hungary Government Bond, Bonds, 7.50%, due 11/12/20	1,021
HUF	41,380	Hungary Government Bond, Bonds, 7.00%, due 6/24/22	204	@
HUF	553,810	Hungary Government Bond, Bonds, 6.75%, due 10/22/28	2,843	@
	$456	Hungary Government International Bond, Senior Unsecured Notes, 5.75%, due 11/22/23	502	@
	2,850	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	3,684	@
	200	Magyar Export-Import Bank Zrt, Government Guaranteed Notes, 4.00%, due 1/30/20	199	ñ
	200	MFB Magyar Fejlesztesi Bank Zrt, Government Guaranteed Notes, 6.25%, due 10/21/20	220	ñ@
			16,432
Indonesia (5.4%)
	1,200	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	1,674	@
	350	Indonesia Government International Bond, Senior Unsecured Notes, 7.75%, due 1/17/38	461	ñ@
	350	Indonesia Government International Bond, Senior Unsecured Notes, 7.75%, due 1/17/38	461
IDR	30,400,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/24	2,569	@
IDR	18,723,000	Indonesia Treasury Bond, Senior Unsecured Notes, 9.00%, due 3/15/29	1,626	@
IDR	46,244,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/34	3,798	@
			10,589

See Notes to Schedule of Investments

15

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Iraq (1.1%)
	$1,900	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	$1,676	@
	511	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	451	ñ@
			2,127
Jamaica (0.1%)
	217	Jamaica Government International Bond, Senior Unsecured Notes, 7.63%, due 7/9/25	232
Kazakhstan (0.1%)
	250	Kazakhstan Government International Bond, Senior Unsecured Notes, 3.88%, due 10/14/24	246	ñ
Kenya (0.7%)
	306	Kenya Government International Bond, Notes, 6.88%, due 6/24/24	326	ñ
KES	90,000	Kenya Infrastructure Bond, Bonds, 11.00%, due 9/15/25	1,003	@
			1,329
Malaysia (4.5%)
MYR	9,000	Malaysia Government Bond, Senior Unsecured Notes, 3.65%, due 10/31/19	2,737	@
MYR	1,645	Malaysia Government Bond, Senior Unsecured Notes, 3.49%, due 3/31/20	495
MYR	13,300	Malaysia Government Bond, Senior Unsecured Notes, 4.18%, due 7/15/24	4,144	@
MYR	5,200	Malaysia Government Investment Issue, Senior Unsecured Notes, 4.44%, due 5/22/24	1,621
			8,997
Mexico (3.4%)
MXN	5,000	Mexican Bonos, Bonds, Ser. M, 8.00%, due 6/11/20	421
MXN	10,419	Mexican Bonos, Bonds, Ser. M, 8.00%, due 12/7/23	888	@
MXN	6,440	Mexican Bonos, Bonds, Ser. M, 10.00%, due 12/5/24	625
MXN	10,951	Mexican Bonos, Bonds, Ser. M, 7.50%, due 6/3/27	899
MXN	1,800	Mexican Bonos, Bonds, Ser. M, 8.50%, due 5/31/29	159
MXN	31,249	Mexican Bonos, Bonds, Ser. M, 7.75%, due 5/29/31	2,587	@
MXN	9,827	Mexican Udibonos, Bonds, Ser. S, 2.50%, due 12/10/20	748
	$315	United Mexican States, Senior Unsecured Notes, 5.55%, due 1/21/45	358
			6,685
Mongolia (0.3%)
	500	Development Bank of Mongolia LLC, Government Guaranteed Notes, 5.75%, due 3/21/17	485
	200	Mongolia Government International Bond, Senior Unsecured Notes, 5.13%, due 12/5/22	178
			663
Morocco (0.4%)
	500	Morocco Government International Bond, Senior Unsecured Notes, 4.25%, due 12/11/22	507	ñ@
	300	Morocco Government International Bond, Senior Unsecured Notes, 5.50%, due 12/11/42	305
			812

See Notes to Schedule of Investments

16

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Nigeria (0.7%)
NGN	70,000	Nigeria Government Bond, Bonds, 15.10%, due 4/27/17	$446	@
NGN	150,000	Nigeria Government Bond, Bonds, 14.20%, due 3/14/24	984	@
			1,430
Pakistan (0.8%)
	$200	Islamic Republic of Pakistan, Senior Unsecured Notes, 7.25%, due 4/15/19	207	ñ
	1,227	Islamic Republic of Pakistan, Senior Unsecured Notes, 8.25%, due 4/15/24	1,279
			1,486
Panama (0.2%)
	350	Panama Government International Bond, Senior Unsecured Notes, 6.70%, due 1/26/36	440
Paraguay (0.2%)
	400	Republic of Paraguay, Notes, 6.10%, due 8/11/44	428	ñ
Peru (1.5%)
PEN	3,533	Peruvian Government International Bond, Senior Unsecured Notes, 5.20%, due 9/12/23	1,192
PEN	3,532	Peruvian Government International Bond, Bonds, 5.70%, due 8/12/24	1,204	ñ
PEN	1,593	Peruvian Government International Bond, Senior Unsecured Notes, 6.90%, due 8/12/37	574
			2,970
Philippines (0.4%)
PHP	12,000	Philippine Government International Bond, Senior Unsecured Notes, 3.90%, due 11/26/22	260	@
	$363	Philippine Government International Bond, Senior Unsecured Notes, 6.38%, due 10/23/34	476
			736
Poland (2.6%)
PLN	4,000	Poland Government Bond, Bonds, 3.75%, due 4/25/18	1,261
PLN	1,291	Poland Government Bond, Bonds, 5.75%, due 9/23/22	476	@
PLN	8,580	Poland Government Bond, Bonds, 5.75%, due 4/25/29	3,451	@
			5,188
Romania (2.0%)
RON	2,880	Romania Government Bond, Bonds, 5.95%, due 6/11/21	934	@
RON	6,280	Romania Government Bond, Bonds, 5.85%, due 4/26/23	2,058	@
EUR	500	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes, 4.63%, due 9/18/20	712	@
	$100	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	117
	56	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	66	ñ
			3,887
Russia (3.2%)
RUB	34,907	Russian Federal Bond - OFZ, Bonds, 7.50%, due 3/15/18	755	@
RUB	43,000	Russian Federal Bond - OFZ, Bonds, 7.60%, due 4/14/21	895	@

See Notes to Schedule of Investments

17

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
RUB	35,776	Russian Federal Bond - OFZ, Bonds, 7.00%, due 1/25/23	$702	@
RUB	15,860	Russian Federal Bond - OFZ, Bonds, 7.00%, due 8/16/23	310	@
RUB	49,268	Russian Federal Bond - OFZ, Bonds, 8.15%, due 2/3/27	1,012	@
RUB	50,582	Russian Federal Bond - OFZ, Bonds, 7.05%, due 1/19/28	939	@
	$963	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 7.50%, due 3/31/30	1,093	@**
	622	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 7.50%, due 3/31/30	706	ñ@**
			6,412
Senegal (0.1%)
	200	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	198	ñ
Serbia (0.1%)
	240	Republic of Serbia, Senior Unsecured Notes, 7.25%, due 9/28/21	276
Slovenia (0.3%)
	500	Slovenia Government International Bond, Senior Unsecured Notes, 5.25%, due 2/18/24	538
South Africa (4.0%)
ZAR	6,510	South Africa Government Bond, Bonds, 7.75%, due 2/28/23	592
ZAR	19,475	South Africa Government Bond, Bonds, 8.00%, due 1/31/30	1,724	@
ZAR	3,700	South Africa Government Bond, Bonds, 7.00%, due 2/28/31	295
ZAR	2,700	South Africa Government Bond, Bonds, 8.25%, due 3/31/32	241
ZAR	9,999	South Africa Government Bond, Bonds, 8.50%, due 1/31/37	896	@
ZAR	26,171	South Africa Government Bond, Bonds, 8.75%, due 2/28/48	2,395	@
	$700	South Africa Government International Bond, Senior Unsecured Notes, 6.88%, due 5/27/19	804	@
	350	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	364
	300	South Africa Government International Bond, Senior Unsecured Notes, 5.88%, due 9/16/25	339
	200	ZAR Sovereign Capital Fund Propriety Ltd., Senior Unsecured Notes, 3.90%, due 6/24/20	202	ñ
			7,852
Sri Lanka (0.1%)
	200	Republic of Sri Lanka, Senior Unsecured Notes, 5.13%, due 4/11/19	206	ñ
Thailand (3.8%)
THB	70,000	Thailand Government Bond, Senior Unsecured Notes, 3.25%, due 6/16/17	2,197	@
THB	77,828	Thailand Government Bond, Senior Unsecured Notes, 3.88%, due 6/13/19	2,512	@
THB	89,600	Thailand Government Bond, Senior Unsecured Notes, 3.63%, due 6/16/23	2,858	@
			7,567
Turkey (5.9%)
	$350	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.88%, due 4/24/19	372	ñ@
	200	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.00%, due 9/23/21	202	ñ
TRY	1,078	Turkey Government Bond, Bonds, 4.50%, due 2/11/15	490
TRY	1,500	Turkey Government Bond, Bonds, 9.00%, due 1/27/16	680
TRY	1,400	Turkey Government Bond, Bonds, 8.30%, due 6/20/18	630
TRY	10,099	Turkey Government Bond, Bonds, 8.50%, due 7/10/19	4,589
TRY	3,140	Turkey Government Bond, Bonds, 8.50%, due 9/14/22	1,411
TRY	1,400	Turkey Government Bond, Bonds, 7.10%, due 3/8/23	576	@

See Notes to Schedule of Investments

18

Schedule of Investments Neuberger Berman Emerging Markets Debt Fundb (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
TRY	3,704	Turkey Government Bond, Bonds, 8.80%, due 9/27/23	$1,691
	$100	Turkey Government International Bond, Senior Unsecured Notes, 7.38%, due 2/5/25	124
	800	Turkey Government International Bond, Unsecured Notes, 6.63%, due 2/17/45	958
			11,723
Ukraine (0.5%)
	600	Ukraine Government International Bond, Senior Unsecured Notes, 9.25%, due 7/24/17	546	@
	450	Ukreximbank Via Biz Finance PLC, Senior Unsecured Notes, 8.75%, due 1/22/18	358
			904
Venezuela (0.6%)
	2,000	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	1,280	@
Zambia (0.5%)
ZMW	1,325	Republic of Zambia Treasury Bills, 20.00%, due 2/9/15	202	[c]
ZMW	675	Republic of Zambia Treasury Bills, 22.26%, due 8/24/15	94	[c]
ZMW	4,500	Republic of Zambia Treasury Bills, 18.18%, due 9/21/15	617	[c]
			913
		Total Government Securities (Cost $136,276)	135,624
NUMBER OF SHARES
Short-Term Investments (3.6%)
	7,050,531	State Street Institutional Government Money Market Fund Premier Class (Cost $7,051)	7,051	@
		Total Investments (98.4%) (Cost $194,429)	194,592	##
		Cash, receivables and other assets, less liabilities (1.6%)	3,233	±
		Total Net Assets (100.0%)	$197,825

See Notes to Schedule of Investments

19

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY

NEUBERGER BERMAN EMERGING MARKETS DEBT FUNDb

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Foreign Government*	$135,624	68.6%
Oil & Gas	17,239	8.8%
Banks	10,191	5.1%
Electric	5,386	2.8%
Food	2,309	1.1%
Real Estate	2,294	1.1%
Mining	1,688	0.9%
Building Materials	1,593	0.8%
Telecommunications	1,573	0.8%
Iron — Steel	1,565	0.8%
Diversified Financial Services	1,420	0.7%
Media	1,265	0.6%
Gas	1,259	0.6%
Holding Companies — Diversified	1,150	0.6%
Chemicals	571	0.3%
Airlines	428	0.2%
Engineering & Construction	422	0.2%
Commercial Services	367	0.2%
Home Builders	271	0.1%
Real Estate Investment Trusts	227	0.1%
Lodging	225	0.1%
Investment Companies	209	0.1%
Oil & Gas Services	181	0.1%
Retail	84	0.1%
Short-Term Investments and Other Assets—Net	10,284	5.2%
	$197,825	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Schedule of Investments

20

Notes to Schedule of Investments

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Emerging Markets Debt Fund (formerly, Neuberger Berman Emerging Markets Income Fund) (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate

See Notes to Financial Statements

21

Notes to Schedule of Investments (cont'd)

and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs).

The value of cross currency swap contracts is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

22

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2014:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§	Total
Investments:
Corporate Debt Securities^	$—	$51,917	$—	$51,917
Government Securities
Dominican Republic	—	249	998	1,247
Zambia	—	—	913	913
Other Government Securities^	—	133,464	—	133,464
Total Government Securities	—	133,713	1,911	135,624
Short-Term Investments	—	7,051	—	7,051
Total Investments	$—	$192,681	$1,911	$194,592

^ The Schedule of Investments and Summary Schedule of Investments by Industry provide information on the country and industry categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/14
Investments in Securities:
Government Securities
Dominican Republic	$—	$—	$—	$(45)	$1,043	$—	$—	$—	$998	$(45)
Zambia	—	22	—	(12)	903	—	—	—	913	(12)
Total	$—	$22	$—	$(57)	$1,946	$—	$—	$—	$1,911	$(57)

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose inputs used in formulating such quotation.

As of the year ending October 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on beginning of period market values as of October 31, 2013.

See Notes to Financial Statements

23

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2014:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$2,308	$—	$2,308
Futures contracts	—	—	—	—
Swap contracts	—	292	—	292
Total	$—	$2,600	$—	$2,600

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(2,468)	$—	$(2,468)
Futures contracts	(37)	—	—	(37)
Swap contracts	—	(787)	—	(787)
Total	$(37)	$(3,255)	$—	$(3,292)

## At October 31, 2014, the cost of investments for U.S. federal income tax purposes was approximately $194,896,000. Gross unrealized appreciation of investments was approximately $4,829,000 and gross unrealized depreciation of investments was approximately $5,133,000, resulting in net unrealized depreciation of approximately $304,000 based on cost for U.S. federal income tax purposes.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2014, these securities amounted to approximately $28,915,000 or 14.6% of net assets of the Fund.

@ All or a portion of this security is segregated in connection with obligations for forward contracts, financial futures contracts and/or interest rate swap contracts.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2014, and their final maturities.

a Principal amount is stated in the currency in which the security is denominated.

BRL = Brazilian Real

COP = Colombian Peso

DOP = Dominican Peso

EUR = Euro

HUF = Hungarian Forint

IDR = Indonesian Rupiah

KES = Kenyan Shilling

MYR = Malaysian Ringgit

MXN = Mexican Peso

See Notes to Financial Statements

24

Notes to Schedule of Investments (cont'd)

NGN = Nigerian Naira

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RON = Romanian Leu

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

ZAR = South African Rand

ZMW = Zambian Kwacha

b Effective June 2, 2014. Formerly, Neuberger Berman Emerging Markets Income Fund through June 1, 2014.

c Interest rate represents discount rate at time of purchase, not a coupon rate.

z A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

** Step Bond: Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

± See Note A-12 in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2014.

See Notes to Financial Statements

25

Statement of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

EMERGING MARKETS DEBT FUND[a]
October 31, 2014
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$194,592
Cash	299
Foreign currency*	418
Deposits with brokers for futures contracts (Note A-12)	132
Deposits with brokers for open forward foreign currency contracts (Note A-12)	940
Dividends and interest receivable	2,804
Receivable for securities sold	3,206
Receivable for variation margin on future contracts (Note A-12)	24
Receivable for Fund shares sold	2
Receivable from Management—net (Note B)	71
Receivable for open forward foreign currency contracts (Note A-12)	2,308
Open swap contracts, at value (Note A-12)	292
Prepaid expenses and other assets	32
Total Assets	205,120
Liabilities
Distributions payable	2
Open swap contracts, at value (Note A-12)	787
Payable for open forward foreign currency contracts (Note A-12)	2,468
Payable for securities purchased	3,696
Payable for Fund shares redeemed	62
Payable to investment manager (Note B)	92
Payable to trustees	2
Accrued expenses and other payables	186
Total Liabilities	7,295
Net Assets	$197,825
Net Assets consist of:
Paid-in capital	$198,836
Distributions in excess of net investment income	(242)
Accumulated net realized gains (losses) on investments	(204)
Net unrealized appreciation (depreciation) in value of investments	(565)
Net Assets	$197,825
Net Assets
Institutional Class	$197,553
Class A	64
Class C	208
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	19,867
Class A	6
Class C	21
Net Asset Value, offering and redemption price per share
Institutional Class	$9.94
Net Asset Value and redemption price per share
Class A	$9.94
Offering Price per share
Class A‡	$10.38
Net Asset Value and offering price per share
Class C^	$9.94
*Cost of Investments:
Unaffiliated issuers	$194,429
Total cost of foreign currency	$428

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a Formerly Emerging Markets Income Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

26

Statement of Operations

Neuberger Berman Income Funds
(000's omitted)

EMERGING MARKETS DEBT FUND[a]
For the Year Ended October 31, 2014
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$8,761
Foreign taxes withheld (Note A)	(97)
Total income	$8,664
Expenses:
Investment management fees (Note B)	799
Administration fees (Note B)	87
Administration fees (Note B):
Institutional Class	131
Class A	—
Class C	—
Distribution fees (Note B):
Class A	—
Class C	1
Shareholder servicing agent fees:
Institutional Class	11
Class A	—
Class C	—
Audit fees	67
Custodian and accounting fees	193
Insurance expense	2
Legal fees	164
Registration and filing fees	79
Shareholder reports	29
Trustees' fees and expenses	28
Miscellaneous	24
Total expenses	1,615
Expenses reimbursed by Management (Note B)	(303)
Total net expenses	1,312
Net investment income (loss)	$7,352
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(964)*
Financial futures contracts	(252)
Foreign currency	(438)
Forward foreign currency contracts	822
Swap contracts	601
Net increase from payments by affiliates (Note B)	16
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,066)
Financial futures contracts	(37)
Forward foreign currency contracts	(385)
Foreign currency	(100)
Swap contracts	(436)
Net gain (loss) on investments	(2,239)
Net increase (decrease) in net assets resulting from operations	$5,113

* Net of foreign capital gains tax $(9,439).

a Formerly Emerging Makets Income Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

27

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	EMERGING MARKETS DEBT FUND[a]
	Year Ended October 31, 2014	Period from September 27, 2013 (Commencement of Operations) to October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$7,352	$298
Net realized gain (loss) on investments	(231)	223
Net increase from payments by affiliates (Note B)	16	—
Change in net unrealized appreciation (depreciation) of investments	(2,024)	1,459
Net increase (decrease) in net assets resulting from operations	5,113	1,980
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(6,223)	(303)
Class A	(2)	(0)
Class C	(2)	(0)
Net realized gain on investments:
Institutional Class	(1,572)	—
Class A	(1)	—
Class C	(1)	—
Total distributions to shareholders	(7,801)	(303)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	113,751	85,271
Class A	22	50
Class C	304	50
Proceeds from reinvestment of dividends and distributions:
Institutional Class	7,781	303
Class A	3	—
Class C	3	—
Payments for shares redeemed:
Institutional Class	(8,545)	—
Class A	(11)	—
Class C	(146)	—
Net increase (decrease) from Fund share transactions	113,162	85,674
Net Increase (Decrease) in Net Assets	110,474	87,351
Net Assets:
Beginning of year	87,351	—
End of year	$197,825	$87,351
Undistributed net investment income (loss) at end of year	$—	$142
Distributions in excess of net investment income at end of year	$(242)	$—

a Formerly Emerging Markets Income Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

28

Notes to Financial Statements Emerging Markets Debt Fund

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Fund had no operations until September 27, 2013, other than matters relating to its organization and registration of shares under the 1933 Act. Effective June 2, 2014, Neuberger Berman Emerging Markets Income Fund changed its name to Neuberger Berman Emerging Markets Debt Fund. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3 Foreign currency translation: The Fund may invest in foreign securities denominated in foreign currencies. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

29

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at the end of the period. Such differences may be attributed to one or more of the following: foreign currency gains and losses, rollforward of swap true-up from prior years, capital gains tax and non-deductible 12b-1 fees. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(93)	$(1,508,727)	$1,508,820

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the year ended October 31, 2014 and the period ended October 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income			Long-Term Capital Gain		Return of Capital		Total
2014	2013		2014	2013	2014	2013	2014	2013
$7,726,651	$302,935	(1)	$73,855	$—	$—	$—	$7,800,506	$302,935	(1)

(1) Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$188,279	$—	$—	$(868,398)	$—	$(330,759)	$(1,010,878)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, losses disallowed or recognized on wash sales, organizational expenses, deferral of current year straddle losses, and mark to market on certain swap contract transactions, certain future contract transactions and forward foreign currency contracts.

6 Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

30

7 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8 Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

9 When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12 Derivative instruments: During the year ended October 31, 2014, the Fund's use of derivatives, as described below, was limited to interest rate swaps, cross currency swaps, forward foreign currency contracts and financial futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's

31

investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the year ended October 31, 2014, the Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At October 31, 2014, the Fund had outstanding interest rate swap contracts as follows:

Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate Payments Paid/Received by the Fund			Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	HUF	200,000,000	October 4, 2015	3.62%	Receive	2.15	%(1)	$(860)	$(11,045)	$(11,905)
J.P. Morgan Chase Bank, N.A.	ILS	7,500,000	October 4, 2015	1.30%	Receive	0.21	%(2)	(1,568)	(20,483)	(22,051)
J.P. Morgan Chase Bank, N.A.	BRL	1,808,142	January 4, 2016	11.60%	Pay	11.06	%(3)	13,354	(12,728)	626
Goldman Sachs International	BRL	2,787,608	January 4, 2016	11.66%	Pay	11.06	%(3)	25,779	(21,987)	3,792
Goldman Sachs International	BRL	7,962,610	January 4, 2016	11.92%	Pay	11.06	%(3)	6,425	(13,402)	(6,977)
Goldman Sachs International	BRL	14,998,187	January 4, 2016	11.00%	Pay	11.06	%(3)	6,573	(81,012)	(74,439)
Goldman Sachs International	ILS	7,775,917	January 16, 2016	1.20%	Receive	0.19	%(4)	(20,822)	(25,035)	(45,857)

32

Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate Payments Paid/Received by the Fund			Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Goldman Sachs International	PLN	6,800,000	February 3, 2016	3.31%	Receive	2.69	%(5)	$(40,389)	$(37,977)	$(78,366)
Goldman Sachs International	ILS	5,500,000	February 14, 2016	1.21%	Receive	0.50	%(6)	(11,357)	(18,638)	(29,995)
Goldman Sachs International	ILS	2,000,000	April 2, 2016	0.95%	Receive	0.21	%(7)	(3,057)	(5,539)	(8,596)
Goldman Sachs International	ILS	4,000,000	May 22, 2016	0.76%	Receive	0.47	%(8)	(2,845)	(8,618)	(11,463)
Goldman Sachs International	HUF	991,365,843	July 11, 2016	2.45%	Receive	2.35	%(9)	—	(11,245)	(11,245)
J.P. Morgan Chase Bank, N.A.	ILS	6,000,000	July 31, 2016	0.64%	Receive	0.21	%(10)	(2,708)	(10,755)	(13,463)
Goldman Sachs International	CLP	3,151,600,513	October 16, 2016	3.17%	Pay	16,178.89	%(11)	—	5,510	5,510
J.P. Morgan Chase Bank, N.A.	MXN	40,000,000	October 5, 2017	6.21%	Pay	3.29	%(12)	—	23,332	23,332
Goldman Sachs International	BRL	3,811,089	January 2, 2018	11.81%	Pay	11.06	%(3)	8,450	(21,949)	(13,499)
J.P. Morgan Chase Bank, N.A.	ILS	3,150,000	October 4, 2018	2.40%	Pay	0.21	%(2)	1,320	49,648	50,968
J.P. Morgan Chase Bank, N.A.	MXN	60,720,692	April 1, 2019	7.49%	Pay	3.30	%(13)	—	40,881	40,881
Goldman Sachs International	MXN	70,553,511	June 27, 2019	6.82%	Pay	3.30	%(13)	—	7,786	7,786
Goldman Sachs International	MYR	7,000,000	August 1, 2019	4.10%	Receive	3.60	%(14)	(21,306)	(19,230)	(40,536)
Goldman Sachs International	CNY	28,000,000	August 5, 2019	4.26%	Receive	3.18	%(15)	(46,467)	(214,561)	(261,028)
Goldman Sachs International	BRL	1,851,443	January 2, 2023	10.84%	Pay	11.06	%(3)	26	(43,073)	(43,047)
33

Swap Counterparty	Notional Amount[d]		Termination Date	Fixed-rate	Variable-rate Payments Paid/Received by the Fund			Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	MXN	2,000,000	December 7, 2020	6.09%	Pay	3.29	%(16)	$138	$4,744	$4,882
J.P. Morgan Chase Bank, N.A.	ZAR	7,800,000	October 2, 2023	8.08%	Pay	6.11	%(17)	1,142	15,945	17,087
Goldman Sachs International	MXN	9,907,653	July 25, 2024	6.23%	Pay	3.28	%(18)	122	8,185	8,307
J.P. Morgan Chase Bank, N.A.	HUF	300,000,000	August 4, 2024	4.29%	Receive	2.20	%(19)	(13,029)	(101,684)	(114,713)
J.P. Morgan Chase Bank, N.A.	ZAR	6,400,000	October 2, 2028	8.53%	Pay	6.11	%(17)	1,151	20,502	21,653
Goldman Sachs International	ZAR	6,100,000	January 16, 2029	8.76%	Pay	6.08	%(20)	652	29,680	30,332
								$(99,276)	$(472,748)	$(572,024)

(1) 6 Month Budapest Interbank Offer Rate (BUBOR) at October 2, 2014.

(2) 3 Month Tel Aviv Interbank Offer Rate (TELBOR) at October 2, 2014.

(3) 1 Day Overnight Brazil CETIP Interbank Deposit Rate.

(4) 3 Month Tel Aviv Interbank Offer Rate (TELBOR) at October 14, 2014.

(5) 6 Month Poland Warsaw Interbank Offer Rate (WIBOR) at July 31, 2014.

(6) 3 Month Tel Aviv Interbank Offer Rate (TELBOR) at August 12, 2014.

(7) 3 Month Tel Aviv Interbank Offer Rate (TELBOR) at September 30, 2014.

(8) 3 Month Tel Aviv Interbank Offer Rate (TELBOR) at August 20, 2014.

(9) 6 Month Budapest Interbank Offer Rate (BUBOR).

(10) 3 Month Tel Aviv Interbank Offer Rate (TELBOR) at October 29, 2014.

(11) 1 Day Sinacofi Chile Interbank Rate at October 14, 2014.

(12) 28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

(13) 28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

(14) 3 Month Malaysia Bumiputra Bank Rate (KLIBOR) at August 1, 2014.

(15) 7 Day China Fixing Repo Rates (CNRR007) at October 28, 2014.

(16) 28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 10, 2014.

(17) 3 Month Johannesburg Interbank Agreed Rate (JIBAR) at October 2, 2014.

(18) 28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at October 27, 2014.

34

(19) 6 Month Budapest Interbank Offer Rate (BUBOR) at August 2, 2014.

(20) 3 Month Johannesburg Interbank Agreed Rate (JIBAR) at October 16, 2014.

d Notional amount is stated in the currency in which the swap is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

CNY = Chinese Yuan Renminbi

HUF = Hungarian Forint

ILS = Israeli Shekel

MYR = Malaysian Ringgit

MXN = Mexican Peso

PLN = Polish Zloty

ZAR = South African Rand

During the year ended October 31, 2014, the average notional value of interest rate swap contracts was $41,996,457.

Cross currency swaps: During the year ended October 31, 2014, the Fund entered into cross currency swap transactions, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At October 31, 2014, the Fund had outstanding cross currency swap contracts as follows:

Swap Counterparty	Fund Pays Fixed-rate on Notional Amount(1)		Fund Receives Floating-rate on Notional Amount(1)	Fixed-rate	Variable-rate Payments Received by the Fund	Termination Date	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	TRY	27,500,000	$12,315,279	8.57%	Receive 0.23%(2)	October 28, 2016	$—	$76,733	$76,733

(1) The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(2) 90 day LIBOR at October 7, 2014.

TRY = Turkish Lira

During the year ended October 31, 2014, the average notional value of cross currency swap contracts was $1,702,425.

35

Forward foreign currency contracts: During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts ("forward contracts") to manage or adjust views on foreign exchange rate movements and currency exposure of the Fund, to add value by applying foreign exchange leverage, and to gain exposure to new and difficult to access markets.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2014, open forward contracts were as follows:

Contract to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,316,465	Australian Dollar	$2,033,572	US Dollar	J.P. Morgan Chase Bank, N.A.	12/08/2014	$103
6,015,188	Brazilian Real	2,488,067	US Dollar	Goldman Sachs International	12/03/2014	(82,074)
9,091,048	Brazilian Real	3,694,613	US Dollar	J.P. Morgan Chase Bank, N.A.	12/03/2014	(58,317)
1,231,915,760	Chilean Peso	2,088,502	US Dollar	J.P. Morgan Chase Bank, N.A.	11/28/2014	47,467
1,856,036,033	Chilean Peso	3,114,860	US Dollar	J.P. Morgan Chase Bank, N.A.	12/18/2014	97,862
11,842,643	Chinese Yuan Renminbi	1,879,612	US Dollar	Goldman Sachs International	7/10/2015	24,488
950,836	Chinese Yuan Renminbi	151,006	US Dollar	J.P. Morgan Chase Bank, N.A.	7/10/2015	1,873
13,791,300	Chinese Yuan Renminbi	2,194,119	US Dollar	Goldman Sachs International	8/03/2015	20,455
16,013,146	Chinese Yuan Renminbi	2,544,309	US Dollar	Goldman Sachs International	9/15/2015	22,486
3,233,041,292	Colombian Peso	1,641,041	US Dollar	Goldman Sachs International	11/13/2014	(71,253)
10,493,141,443	Colombian Peso	5,203,480	US Dollar	J.P. Morgan Chase Bank, N.A.	11/13/2014	(108,584)
4,188,162	Euro Currency	5,309,434	US Dollar	Goldman Sachs International	11/05/2014	(61,006)
3,853,738	Euro Currency	4,910,886	US Dollar	J.P. Morgan Chase Bank, N.A.	11/05/2014	(81,543)

36

Contract to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
795,499	Euro Currency	$1,009,964	US Dollar	Goldman Sachs International	3/25/2015	$(12,118)
134,667,390	Indian Rupee	2,161,006	US Dollar	J.P. Morgan Chase Bank, N.A.	1/20/2015	(2,982)
11,878,096,860	Indonesian Rupiah	973,169	US Dollar	Goldman Sachs International	12/08/2014	4,220
39,874,561,008	Indonesian Rupiah	3,244,837	US Dollar	J.P. Morgan Chase Bank, N.A.	12/08/2014	36,244
4,410,351	Israeli Shekel	1,184,881	US Dollar	J.P. Morgan Chase Bank, N.A.	12/03/2014	(24,252)
118,903,270	Mexican Peso	8,958,210	US Dollar	Goldman Sachs International	12/02/2014	(143,759)
28,076,893	Mexican Peso	2,079,399	US Dollar	J.P. Morgan Chase Bank, N.A.	12/02/2014	1,977
4,089,354	Mexican Peso	303,353	US Dollar	Goldman Sachs International	12/04/2014	(241)
34,238,515	Mexican Peso	2,538,371	US Dollar	Goldman Sachs International	1/14/2015	(6,431)
59,568,683	Mexican Peso	4,404,777	US Dollar	J.P. Morgan Chase Bank, N.A.	1/14/2015	330
27,147,156	Mexican Peso	2,034,284	US Dollar	J.P. Morgan Chase Bank, N.A.	1/15/2015	(26,868)
1,560,000	Malaysian Ringgit	488,404	US Dollar	Goldman Sachs International	11/06/2014	(14,204)
21,859,661	Malaysian Ringgit	6,802,870	US Dollar	J.P. Morgan Chase Bank, N.A.	11/06/2014	(158,091)
18,286,416	Malaysian Ringgit	5,681,947	US Dollar	J.P. Morgan Chase Bank, N.A.	12/15/2014	(139,509)
1,126,492	Malaysian Ringgit	337,938	US Dollar	Goldman Sachs International	1/29/2015	2,439
2,152,623	Malaysian Ringgit	652,909	US Dollar	J.P. Morgan Chase Bank, N.A.	1/29/2015	(2,479)
77,000,000	Nigerian Naira	452,542	US Dollar	J.P. Morgan Chase Bank, N.A.	1/20/2015	985
8,555,322	Peruvian Nuevo Sol	2,932,783	US Dollar	Goldman Sachs International	11/03/2014	(5,886)
6,288,322	Peruvian Nuevo Sol	2,147,651	US Dollar	J.P. Morgan Chase Bank, N.A.	11/03/2014	3,674
2,264,090	Peruvian Nuevo Sol	784,976	US Dollar	Goldman Sachs International	12/04/2014	(13,145)
8,800,663	Philippine Peso	196,259	US Dollar	J.P. Morgan Chase Bank, N.A.	11/28/2014	(312)
1,555,366	Polish Zloty	465,379	US Dollar	Goldman Sachs International	11/03/2014	(3,750)
94,304,773	Russian Ruble	2,328,369	US Dollar	J.P. Morgan Chase Bank, N.A.	1/22/2015	(184,695)

37

Contract to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
17,730,535	Thai Baht	$548,488	US Dollar	Goldman Sachs International	11/10/2014	$(4,254)
65,033,113	Thai Baht	2,003,793	US Dollar	J.P. Morgan Chase Bank, N.A.	11/10/2014	(7,620)
600,505	Turkish Lira	260,524	US Dollar	Goldman Sachs International	12/04/2014	7,741
2,936,195	Turkish Lira	1,284,178	US Dollar	Goldman Sachs International	1/08/2015	17,737
2,414,534	Turkish Lira	1,037,619	US Dollar	J.P. Morgan Chase Bank, N.A.	1/08/2015	32,991
31,603,842	South African Rand	2,862,649	US Dollar	Goldman Sachs International	11/06/2014	1,738
18,995,337	South African Rand	1,724,014	US Dollar	J.P. Morgan Chase Bank, N.A.	11/06/2014	(2,388)
39,382,441	South African Rand	3,517,591	US Dollar	J.P. Morgan Chase Bank, N.A.	1/14/2015	9,876
Total						$(881,075)
Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
646,664	Euro Currency	2,726,175	Polish Zloty	Goldman Sachs International	11/03/2014	$(12,949)
1,323,288	Euro Currnecy	5,588,743	Polish Zloty	J.P. Morgan Chase Bank, N.A.	11/03/2014	(22,696)
2,069,643	Euro Currency	9,139,168	Romanian Leu	J.P. Morgan Chase Bank, N.A.	11/03/2014	(135,045)
508,317	Euro Currency	2,255,425	Romanian Leu	J.P. Morgan Chase Bank, N.A.	11/20/2014	(13,812)
822,488	Euro Currency	253,218,918	Hungarian Forint	J.P. Morgan Chase Bank, N.A.	12/17/2014	(14,849)
1,653,749	Euro Currency	6,990,848	Polish Zloty	J.P. Morgan Chase Bank, N.A.	12/17/2014	(45,155)
1,655,828	Euro Currency	7,350,207	Romanian Leu	J.P. Morgan Chase Bank, N.A.	1/08/2015	(27,935)
2,517,064	Euro Currency	10,634,167	Polish Zloty	Goldman Sachs International	1/15/2015	(95,655)
2,230,196	Euro Currency	700,955,446	Hungarian Forint	J.P. Morgan Chase Bank, N.A.	3/19/2015	(78,748)
826,309	Euro Currency	255,135,790	Hungarian Forint	Goldman Sachs International	3/25/2015	(21,844)
2,209,576	Euro Currency	690,552,786	Hungarian Forint	J.P. Morgan Chase Bank, N.A.	3/25/2015	(69,350)
23,357,245	Hungarian Forint	75,625	Euro Currency	Goldman Sachs International	12/17/2014	(105)

38

Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
232,896,090	Hungarian Forint	758,923	Euro Currency	J.P. Morgan Chase Bank, N.A.	12/17/2014	$(24,101)
8,314,918	Polish Zloty	1,967,321	Euro Currency	J.P. Morgan Chase Bank, N.A.	11/03/2014	(120,101)
685,384	Polish Zloty	161,687	Euro Currency	Goldman Sachs International	12/17/2014	(1,702)
18,098,872	Polish Zloty	4,288,268	Euro Currency	J.P. Morgan Chase Bank, N.A.	12/17/2014	(131,746)
6,545,518	Polish Zloty	1,542,540	Euro Currency	J.P. Morgan Chase Bank, N.A.	1/26/2015	(26,175)
9,139,168	Romanian Leu	2,066,475	Euro Currency	J.P. Morgan Chase Bank, N.A.	11/03/2014	(31,244)
670,054	Romanian Leu	151,494	Euro Currency	Goldman Sachs International	1/08/2015	(449)
Total						$(873,661)
Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,320,157	Australian Dollar	$2,015,528	US Dollar	Goldman Sachs International	12/08/2014	$(21,388)
14,382,609	Brazilian Real	5,844,325	US Dollar	Goldman Sachs International	12/03/2014	91,477
315,019	Brazilian Real	125,112	US Dollar	J.P. Morgan Chase Bank, N.A.	12/03/2014	(892)
4,159,830	Brazilian Real	1,689,066	US Dollar	Goldman Sachs International	12/04/2014	25,700
538,500,553	Chilean Peso	902,122	US Dollar	J.P. Morgan Chase Bank, N.A.	11/28/2014	(31,562)
1,100,000	Chinese Yuan Renminbi	175,362	US Dollar	J.P. Morgan Chase Bank, N.A.	8/3/2015	(1,273)
2,359,584	Chinese Yuan Renminbi	375,820	US Dollar	J.P. Morgan Chase Bank, N.A.	9/15/2015	(2,404)
4,133,745,456	Colombian Peso	2,151,822	US Dollar	Goldman Sachs International	11/13/2014	144,701
11,065,858,490	Colombian Peso	5,446,215	US Dollar	J.P. Morgan Chase Bank, N.A.	11/13/2014	73,439
1,240,767,294	Chilean Peso	2,059,878	US Dollar	J.P. Morgan Chase Bank, N.A.	12/18/2014	(87,840)
694,226	Euro Currency	880,623	US Dollar	Goldman Sachs International	11/03/2014	10,604
1,503,879	Euro Currency	1,916,316	US Dollar	Goldman Sachs International	11/05/2014	31,718
6,538,020	Euro Currency	8,266,196	US Dollar	J.P. Morgan Chase Bank, N.A.	11/05/2014	73,023

39

Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
592,398	Euro Currency	$748,264	US Dollar	Goldman Sachs International	12/03/2014	$5,763
3,520,930	Euro Currency	4,466,867	US Dollar	Goldman Sachs International	1/06/2015	52,818
1,658,541	Euro Currency	2,085,040	US Dollar	J.P. Morgan Chase Bank, N.A.	1/06/2015	5,793
109,728,427	Hungarian Forint	448,562	US Dollar	Goldman Sachs International	12/04/2014	2,629
273,951,971	Hungarian Forint	1,121,107	US Dollar	J.P. Morgan Chase Bank, N.A.	12/04/2014	7,773
12,726,449,954	Indonesian Rupiah	1,036,884	US Dollar	Goldman Sachs International	12/08/2014	(10,313)
37,837,466,626	Indonesian Rupiah	3,082,184	US Dollar	J.P. Morgan Chase Bank, N.A.	12/08/2014	(31,274)
15,812,571	Israeli Shekel	4,424,190	US Dollar	J.P. Morgan Chase Bank, N.A.	12/03/2014	262,951
26,944,647	Mexican Peso	2,026,791	US Dollar	Goldman Sachs International	12/02/2014	29,350
46,622,664	Mexican Peso	3,485,030	US Dollar	J.P. Morgan Chase Bank, N.A.	12/02/2014	28,833
22,556,989	Mexican Peso	1,671,572	US Dollar	J.P. Morgan Chase Bank, N.A.	12/04/2014	(400)
56,813,965	Mexican Peso	4,208,782	US Dollar	Goldman Sachs International	1/14/2015	7,386
28,255,617	Mexican Peso	2,088,543	US Dollar	J.P. Morgan Chase Bank, N.A.	1/14/2015	(962)
4,450,000	Malaysian Ringgit	1,358,644	US Dollar	Goldman Sachs International	11/06/2014	5,957
18,969,661	Malaysian Ringgit	5,799,034	US Dollar	J.P. Morgan Chase Bank, N.A.	11/06/2014	32,742
2,476,147	Malaysian Ringgit	753,411	US Dollar	Goldman Sachs International	12/15/2014	2,915
14,000,000	Malaysian Ringgit	4,285,802	US Dollar	J.P. Morgan Chase Bank, N.A.	12/15/2014	42,536
8,555,322	Peruvian Nuevo Sol	2,968,831	US Dollar	Goldman Sachs International	11/03/2014	41,933
6,288,322	Peruvian Nuevo Sol	2,155,233	US Dollar	J.P. Morgan Chase Bank, N.A.	11/03/2014	3,908
5,897,306	Peruvian Nuevo Sol	2,048,316	US Dollar	Goldman Sachs International	11/19/2014	34,346
1,133,500	Peruvian Nuevo Sol	387,258	US Dollar	Goldman Sachs International	12/04/2014	846
5,993,300	Peruvian Nuevo Sol	2,072,014	US Dollar	J.P. Morgan Chase Bank, N.A.	12/04/2014	28,890
6,229,282	Peruvian Nuevo Sol	2,110,190	US Dollar	Goldman Sachs International	1/09/2015	(5,135)

40

Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
97,000,000	Philippine Peso	$2,149,346	US Dollar	J.P. Morgan Chase Bank, N.A.	11/28/2014	$(10,369)
1,555,366	Polish Zloty	468,649	US Dollar	Goldman Sachs International	11/03/2014	7,020
12,523,937	Russian Ruble	306,659	US Dollar	Goldman Sachs International	1/22/2015	21,973
6,630,879	Singapore Dollar	5,189,054	US Dollar	J.P. Morgan Chase Bank, N.A.	2/17/2015	28,768
97,236,999	Thai Baht	3,002,361	US Dollar	Goldman Sachs International	11/10/2014	17,699
692,190	Turkish Lira	301,064	US Dollar	Goldman Sachs International	12/04/2014	(8,159)
3,361,454	Turkish Lira	1,465,093	US Dollar	J.P. Morgan Chase Bank, N.A.	12/04/2014	(36,575)
796,848	Turkish Lira	342,549	US Dollar	Goldman Sachs International	1/08/2015	(10,776)
8,507,401	Turkish Lira	3,675,417	US Dollar	J.P. Morgan Chase Bank, N.A.	1/08/2015	(96,785)
20,114,118	South African Rand	1,868,663	US Dollar	Goldman Sachs International	11/06/2014	45,637
5,880,892	South African Rand	522,034	US Dollar	J.P. Morgan Chase Bank, N.A.	11/06/2014	(10,975)
16,070,700	South African Rand	1,427,665	US Dollar	Goldman Sachs International	1/14/2015	(11,780)
13,763,408	South African Rand	1,240,970	US Dollar	J.P. Morgan Chase Bank, N.A.	1/14/2015	8,188
Total						$798,454
Cross Currency Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,967,321	Euro Currency	8,314,918	Polish Zloty	J.P. Morgan Chase Bank, N.A.	11/03/2014	$122,600
2,066,475	Euro Currency	9,139,168	Romanian Leu	J.P. Morgan Chase Bank, N.A.	11/03/2014	38,475
75,625	Euro Currency	23,357,245	Hungarian Forint	Goldman Sachs International	12/17/2014	205
758,923	Euro Currency	232,896,090	Hungarian Forint	J.P. Morgan Chase Bank, N.A.	12/17/2014	19,005
161,687	Euro Currency	685,384	Polish Zloty	Goldman Sachs International	12/17/2014	2,065
4,288,268	Euro Currency	18,098,872	Polish Zloty	J.P. Morgan Chase Bank, N.A.	12/17/2014	118,003
151,494	Euro Currency	670,054	Romanian Leu	Goldman Sachs International	1/08/2015	467
1,542,540	Euro Currency	6,545,518	Polish Zloty	J.P. Morgan Chase Bank, N.A.	1/26/2015	28,071

41

Cross Currency Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
253,218,918	Hungarian Forint	822,488	Euro Currency	J.P. Morgan Chase Bank, N.A.	12/17/2014	$17,055
700,955,446	Hungarian Forint	2,230,196	Euro Currency	J.P. Morgan Chase Bank, N.A.	3/19/2015	33,849
255,135,790	Hungarian Forint	826,309	Euro Currency	Goldman Sachs International	3/25/2015	23,936
690,552,786	Hungarian Forint	2,209,576	Euro Currency	J.P. Morgan Chase Bank, N.A.	3/25/2015	41,246
2,726,175	Polish Zloty	646,664	Euro Currency	Goldman Sachs International	11/03/2014	14,195
5,588,743	Polish Zloty	1,323,288	Euro Currency	J.P. Morgan Chase Bank, N.A.	11/03/2014	22,249
6,990,848	Polish Zloty	1,653,749	Euro Currency	J.P. Morgan Chase Bank, N.A.	12/17/2014	47,163
10,634,167	Polish Zloty	2,517,064	Euro Currency	Goldman Sachs International	1/15/2015	104,794
9,139,168	Romanian Leu	2,069,643	Euro Currency	J.P. Morgan Chase Bank, N.A.	11/03/2014	131,784
2,255,425	Romanian Leu	508,317	Euro Currency	J.P. Morgan Chase Bank, N.A.	11/20/2014	10,377
7,350,207	Romanian Leu	1,655,828	Euro Currency	J.P. Morgan Chase Bank, N.A.	1/08/2015	20,227
Total						$795,766

For the year ended October 31, 2014 the Fund's investment in forward contracts had an average value of $151,285,576.

Financial futures contracts: During the year ended October 31, 2014, the Fund entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Financial futures contracts executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or

42

terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At October 31, 2014, open positions in financial futures contracts were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2014	56 U.S. Treasury Note, 10 Year	Short	$(27,703)
December 2014	59 U.S. Treasury Note, 5 Year	Short	(9,349)
Total			$(37,052)

During the year ended October 31, 2014, the average notional value of financial futures contracts was $0 for long positions and $(7,260,089) for short positions.

At October 31, 2014, the notional value of financial futures contracts was $0 for long positions and $(14,122,477) for short positions.

At October 31, 2014, the Fund had deposited $132,330 in a segregated account to cover margin requirements on open futures contracts.

At October 31, 2014, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Open swap contracts, at value(1)	$215,156	$76,733	$291,889
Forward contracts	Receivable for open forward foreign currency contracts	—	2,307,768	2,307,768
Total Value—Assets		$215,156	$2,384,501	$2,599,657

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Open swap contracts, at value(1)	$(787,180)	$—	$(787,180)
Futures contracts	Receivable/Payable for variation margin(2)	(37,052)	—	(37,052)
Forward contracts	Payable for open forward foreign currency contracts	—	(2,468,284)	(2,468,284)
Total Value—Liabilities		$(824,232)	$(2,468,284)	$(3,292,516)

(1) "Swap contracts" reflects the appreciation (depreciation) of the interest rate swap contracts plus accrued interest and currency swap contracts plus accrued interest as of October 31, 2014, which is reflected in the Statement of Assets and Liabilities under the caption "Open swap contracts, at value."

(2) "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2014, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2014, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

43

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2014, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Net realized gain (loss) on: swap contracts	$356,547	$244,872	$601,419
Futures contracts	Net realized gain (loss) on: financial futures contracts	(252,118)	—	(252,118)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	822,430	822,430
Total Realized Gain (Loss)		$104,429	$1,067,302	$1,171,731

Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$(512,386)	$76,733	$(435,653)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(37,052)	—	(37,052)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(385,147)	(385,147)
Total Change in Appreciation (Depreciation)		$(549,438)	$(308,414)	$(857,852)

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap contracts	$291,889	$—	$291,889
Forward contracts	2,307,768	—	2,307,768
Total	$2,599,657	$—	$2,599,657

44

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Goldman Sachs International	$883,165	$(883,165)	$—	$—
J.P. Morgan Chase Bank, N.A.	1,716,492	(1,716,492)	—	—
Total	$2,599,657	$(2,599,657)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swap contracts	$(787,180)	$—	$(787,180)
Forward contracts	(2,468,284)	—	(2,468,284)
Total	$(3,255,464)	$—	$(3,255,464)

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Goldman Sachs International	$(1,243,424)	$883,165	$360,259	$—
J.P. Morgan Chase Bank, N.A.	(2,012,040)	1,716,492	295,548	—
Total	$(3,255,464)	$2,599,657	$655,807	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of October 31, 2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2014.

13 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average

45

daily net assets and Class A and Class C each pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2014, there was no repayment to Management under this agreement.

At October 31, 2014, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2013(2)	2014
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017
Institutional Class	0.90	%(3)	10/31/17	$223,521	$302,363
Class A	1.27	%(3)	10/31/17	2,100	259
Class C	2.02	%(3)	10/31/17	2,090	351

(1) Expense limitation per annum of the respective class's average daily net assets.

(2) Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

(3) In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 27, 2013 (Commencement of Operations) to September 30, 2013. For the period ended October 31, 2013, voluntary reimbursements for the Institutional Class, Class A and Class C amounted to $8,376, $7 and $11, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

Neuberger Berman Fixed Income LLC ("NBFI") and (effective December 1, 2013) Neuberger Berman Europe Limited ("NBEL"), as the sub-advisers to the Fund, are retained by Management to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to each by Management, and each receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI and NBEL. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, NBEL and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale

46

and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 4.25%. Class A shares of the Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$105	$—	$—	$—
Class C	—	878	—	—

On October 23, 2014, Management made a voluntary contribution of $15,984 to the Fund. These amounts were paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the year ended October 31, 2014, there were purchases and sales of long-term securities (excluding interest rate swaps, cross currency swaps, forward contracts and financial futures contracts) of $232,408,021 and $130,984,300, respectively.

Note D—Fund Share Transactions:

Share activity for the year ended October 31, 2014 and for the period ended October 31, 2013 was as follows:

	For the Year Ended October 31, 2014					For the Period Ended October 31, 2013(1)
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	11,399	779		(867)	11,311	8,526	30	—	8,556
Class A	2	0	[z]	(1)	1	5	—	—	5
Class C	30	0	[z]	(14)	16	5	—	—	5

(1) Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

z A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Other: At October 31, 2014, Neuberger Berman Strategic Income Fund, which is also managed by Management, held 90.2% of the outstanding shares of the Fund. In addition, at October 31, 2014 there was an affiliated investor owning 0.05% of the Fund's outstanding shares.

47

Note E—Lines of Credit:

At October 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the unused portion of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the period from September 12, 2014 to October 31, 2014, the Fund did not utilize this line of credit.

At October 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time the Fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the period from September 12, 2014 to October 31, 2014, the Fund did not utilize this line of credit.

In December 2014, a new single committed, unsecured $700,000,000 line of credit was approved for the Fund that will replace the lines of credit with State Street noted above. The new line of credit will be used only for temporary or emergency purposes.

48

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund§
Institutional Class
10/31/2014	$10.20	$0.51	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)	$0.00	$9.94	2.98%		$197.6	1.11%		0.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)	$—	$10.20	2.36	%**	$87.2	1.64	%‡*	0.80	%‡*	3.60	%‡*	5	%**
Class A
10/31/2014	$10.20	$0.47	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)	$0.00	$9.94	2.61%		$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$—	$10.20	2.32	%**	$0.0	42.54	%‡*	1.13	%‡*	3.28	%‡*	5	%**
Class C
10/31/2014	$10.20	$0.39	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)	$0.00	$9.94	1.83%		$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$—	$10.20	2.26	%**	$0.0	43.10	%‡*	1.79	%‡*	2.60	%‡*	5	%**

See Notes to Financial Highlights

49

50

Notes to Financial Highlights

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

^ The date investment operations commenced.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@ Calculated based on the average number of shares outstanding during each fiscal period.

* Annualized.

** Not annualized.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

§ Effective June 2, 2014, Neuberger Berman Emerging Markets Income Fund changed its name to Neuberger Berman Emerging Markets Debt Fund.

51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of
Neuberger Berman Emerging Markets Debt Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund (formerly, Neuberger Berman Emerging Markets Income Fund) (the "Fund"), one of the series comprising Neuberger Berman Income Funds, including the schedule of investments, as of October 31, 2014, and the related statement of operations, for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Emerging Markets Debt Fund at October 31, 2014, the results of its operations, for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2014

52

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Class A and Class C Shareholders:

Please contact your investment provider

Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

53

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and NBEL. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

55

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

57

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

58

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

59

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2015 you will receive information to be used in filing your 2014 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2014. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Emerging Markets Debt Fund designates $73,855 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each of Neuberger Berman Fixed Income LLC ("NBFI") and Neuberger Berman Europe Limited ("NBEL") (each a "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Neuberger Berman Emerging Markets Debt Fund (formerly Neuberger Berman Emerging Markets Income Fund) (the "Fund"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBFI and NBEL in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management, NBFI and NBEL regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, NBFI and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBFI, NBEL and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as

61

well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with such counsel separately from representatives of Management, NBFI and NBEL.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management, NBFI and NBEL; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, NBFI and NBEL, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, NBFI and NBEL who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, NBFI's and NBEL's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that NBFI and NBEL had provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management, NBFI and NBEL, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the nature of the markets in which the Fund would invest and whether those factors suggested need for special research, trading, valuation and/or compliance measures. As in the past, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, NBFI and NBEL in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management, NBFI and NBEL in this context.

The Board also noted the performance, over various periods, of other accounts that were managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund.

With respect to investment performance, the Board considered information regarding the Fund's performance on both an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which

62

peer groups. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management, NBFI, NBEL or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. Where the Fund's management fee was higher than the peer group mean and/or median for some classes, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of each class of the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other accounts that were managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any of the separate accounts and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board considered the Fund's fee structure and that it does not provide for a reduction of payment through breakpoints. The Board considered whether the fee was set at an appropriate level and compared the fee structure to that of the peer group. The Board also considered any apparent or anticipated economies of scale in relation to the services Management provides to the Fund, but determined that the Fund was still too small to evaluate potential economies of scale. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBFI and NBEL could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the approval of the Agreements.

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Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0287 12/14

Neuberger Berman

Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Annual Report

October 31, 2014

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Floating Rate Income Fund	5
High Income Bond Fund	8
Municipal Intermediate Bond Fund	11
New York Municipal Income Fund	14
Short Duration Bond Fund	17
Short Duration High Income Fund	20
Strategic Income Fund	23
Unconstrained Bond Fund	26
FUND EXPENSE INFORMATION	32

SCHEDULE OF INVESTMENTS

Core Bond Fund	34
Floating Rate Income Fund	40
High Income Bond Fund	48
Municipal Intermediate Bond Fund	59
New York Municipal Income Fund	66
Short Duration Bond Fund	69
Short Duration High Income Fund	74
Strategic Income Fund	84
Unconstrained Bond Fund	105
FINANCIAL STATEMENTS	120

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	160
Floating Rate Income Fund	162
High Income Bond Fund	162
Municipal Intermediate Bond Fund	164
New York Municipal Income Fund	166
Short Duration Bond Fund	168
Short Duration High Income Fund	170
Strategic Income Fund	170
Unconstrained Bond Fund	172
Reports of Independent Registered Public Accounting Firms	175
Directory	177
Trustees and Officers	178
Proxy Voting Policies and Procedures	185
Quarterly Portfolio Schedule	185
Notice to Shareholders	185
Board Consideration of the Management and Sub-Advisory Agreements	186

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

When the reporting period began, there were expectations that the U.S. economic expansion would continue, leading to a shift in U.S. Federal Reserve (Fed) monetary policy and rising Treasury yields. Treasury yields initially rose given expectations for improving growth and indications from the Fed that it would begin tapering its asset purchase program. However, after peaking at the end of 2013, 10-year Treasury yields then moved lower and declined for the fiscal year as a whole. We believe this reversal was due to several factors, including signs of moderating global growth, modest inflation and numerous geopolitical issues that triggered investor risk aversion.

All told, the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 4.14% during the 12 months ended October 31, 2014. Non-Treasury securities also produced positive results and outperformed equal-duration Treasuries. Among the best performers were emerging markets debt, high yield debt and investment grade corporate bonds.

Looking ahead, while growth in many other developed countries — including those in the eurozone and Japan — are facing stiff challenges, the U.S. economy appears to be on relatively solid footing. Against this backdrop, the Fed concluded its third round of quantitative easing in October 2014 and all eyes are on when the Fed will begin raising interest rates. In our view, this will be dependent on incoming economic data and we think the Fed would likely take a measured approach given global economic conditions and modest inflation.

We believe our fixed income funds are appropriately positioned in the current environment and we anticipate maintaining overweight positions in non-Treasuries relative to their benchmarks. We are also encouraged by improving fundamentals in the tax-free bond market. As always, we will actively manage our fixed income funds and adjust their portfolios as we feel appropriate given changing economic and investment conditions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 4.16% total return for the 12 months ended October 31, 2014 and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 4.14% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times but generated a gain over the 12-month period ended October 31, 2014. Short-term Treasury yields moved higher as the U.S. Federal Reserve (Fed) ended its quantitative easing program and the market began pricing in a 2015 interest rate hike. In contrast, longer-term rates declined given several flights to quality due to concerns over global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the period at 2.56% and rose to as high as 3.04% at the end of 2013, before ending the reporting period at 2.34%. Most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries.

The Fund's allocation to non-Treasury securities drove its outperformance during the reporting period. Among the largest contributors to results was our investment grade corporate bond exposure. In particular, our holdings in the industrials and financial sectors were additive for performance. Elsewhere, allocations to commercial mortgage-backed securities and agency mortgage-backed securities benefited results. Conversely, duration and yield curve positioning detracted from performance. During the period, the Fund's duration was shorter than that of its benchmark. This was a headwind as longer-term yields declined over the 12 months ended October 31, 2014. The Fund used Treasury futures during the reporting period to assist in managing its duration positioning, which also detracted from results. Elsewhere, the Fund's allocation to Treasury Inflation-Protected Securities (TIPS) was a modest drag on performance as inflation expectations declined given signs of weaker global growth. The Fund's use of financial futures contracts detracted from the Fund's performance.

There were no significant changes made to the portfolio during the reporting period.

We believe that growth in the U.S. continues to show signs of diverging from other developed economies. In addition, monetary policy in the U.S. is on a different path than that of the European Central Bank and Bank of Japan. While the Fed ended its monthly asset purchases in October 2014, we anticipate that the Fed will be true to its word and let the data determine when it will begin raising interest rates. In our view, the Fed may take a cautious and measured approach given the continued slack in the economy, as well as the potential headwinds from weaker growth in Europe, Japan and China. We currently plan to maintain our long-held strategy of overweighting non-Treasury sectors, as we believe it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	0.3%
Corporate Debt Securities	25.9
Government Securities	2.0
Mortgage-Backed Securities	35.5
U.S. Government Agency Securities	7.2
U.S. Treasury Securities	32.8
Short-Term Investments	8.5
Liabilities, less cash, receivables and other assets	(12.2)
Total	100.0%

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	3.74%	4.48%	4.53%	5.24%
Institutional Class[3]	10/01/1995	4.16%	4.90%	4.96%	5.64%
Class A4	12/20/2007	3.75%	4.49%	4.65%	5.48%
Class C4	12/20/2007	2.97%	3.73%	4.12%	5.20%
With Sales Charge
Class A4		-0.67%	3.59%	4.20%	5.24%
Class C4		1.97%	3.73%	4.12%	5.20%
Index
Barclays U.S. Aggregate Bond Index[1,14]		4.14%	4.22%	4.64%	5.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 1.88%, 2.28%, 1.80% and 1.14% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.52%, 2.05%,1.61% and 0.95% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.10%, 0.62%, 1.05% and 1.76% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Class A at NAV generated a 1.64% total return for the 12 months ended October 31, 2014 but underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 3.36% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The floating rate bank loan market posted a positive return during the reporting period. Supporting the market was overall solid demand from investors looking for incremental yield, low defaults and overall positive corporate fundamentals. Securities rated B in the index gained 3.49%, whereas BB-rated and CCC-rated securities returned 2.40% and 8.75%, respectively.

The Fund reduced its position in non-floating rate securities during the period. We have the flexibility to allocate up to 20% of the portfolio in these securities, and we have usually invested in fixed-rate senior secured bonds for this purpose. The Fund's non-floating rate allocation began the period at approximately 6.5% and ended at approximately 4.6%. Relative value between floating rate loans and bonds fluctuated during the reporting period given the increase in volatility.

We continued to actively participate in the new issuance market by emphasizing securities in the primary versus the secondary bank loan market due to the former's higher current yields. We also held the view that securities in the new issue market provided better opportunities on a total return basis. Throughout the period we emphasized loans in the primary market from issuers that we found to have appropriate capital structures, positive operating momentum and relatively low leverage.

The Fund's higher quality bias largely detracted from performance. The Fund's overweight to BB-rated securities along with its underweight to CCC-rated securities, when compared to the benchmark, were the largest detractors from results. The Fund's modest cash position was also a drag on performance given the positive return for the overall high yield market.

From a sector perspective, security selection in business equipment & services, an underweight to oil & gas and security selection in food services were the largest contributors to performance during the period. In contrast, security selection in publishing, utilities and financial intermediaries detracted the most from results.

We remain positive on the floating rate bank loan market. We believe loans offer attractive relative value compared to other fixed income instruments, particularly when rates begin to rise, as we anticipate could occur over the next fiscal year.

The floating rate bank loan default rate generally remains very low on a trailing 12-month basis. In our view, the fundamental credit backdrop should remain healthy. In particular, we believe the default rate in the U.S. will continue to be low as there is very little in the way of near-term maturities and issuers appear to retain strong cash balances.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN CASEY AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	2.0%
One to less than Five Years	31.8
Five to less than Ten Years	66.2
Ten Years or Greater	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	2.01%	5.16%
Class A	12/29/2009	1.64%	4.75%
Class C5	12/30/2009	0.88%	4.01%
With Sales Charge
Class A		-2.71%	3.83%
Class C5		-0.10%	4.01%
Index
S&P/LSTA Leveraged Loan Index[1,14]		3.36%	6.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 3.75%, 3.24% and 2.64% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.60%, 3.09% and 2.49% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.82%, 1.19% and 1.94% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.72%, 1.09% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 4.24% total return for the 12 months ended October 31, 2014, but underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 5.85% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times during the reporting period. Short-term Treasury yields moved higher as the U.S. Federal Reserve (Fed) ended its quantitative easing program and the market began pricing in a 2015 interest rate hike. In contrast, longer-term rates declined given several flights to quality due to concerns over global growth and numerous geopolitical issues. The high yield market posted positive returns during 10 of the 12 months of this reporting period and outperformed equal-duration Treasuries. Supporting the high yield market were generally solid corporate fundamentals, low defaults and overall solid investor demand. For the period, CCC-rated securities (a relatively low rating) in the benchmark and BB-rated securities (rated higher) returned 3.58% and 7.28%, respectively.

From a sector perspective, security selection in gaming, telecommunications and technology & electronics contributed the most to performance. Conversely, security selection in metals & mining and utilities, along with an underweight to banking relative to the benchmark, detracted the most from performance.

The Fund's quality biases largely detracted from results during the reporting period. The Fund's overweight to B-rated and C-rated securities, along with its underweight to securities rated BB and higher, were the largest detractors from performance. The Fund's modest cash position was also a drag on results given the positive return of the overall high yield market. Elsewhere, having a duration that was shorter than the index was a headwind given the declining rate environment.

We made several adjustments to the portfolio during the reporting period. We increased the Fund's allocations to BB-rated and B-rated securities, while paring its exposures to securities rated CCC. From a sector perspective, we increased the Fund's allocations to energy, diversified financial services and support services. Conversely, we reduced its exposures to printing & publishing, banking and chemicals.

The high yield market's performance has been choppy in recent months. However, underlying fundamentals, in our view, have not meaningfully changed. Given this, we believe periods of weakness have been largely driven by poor supply/demand technicals. We think a backdrop of continued economic growth and low inflation in the U.S. could be supportive for corporate profits and the overall high yield market. In addition, given what we believe is likely to be a continued low interest rate environment, we feel investor demand could improve. Still, market volatility could remain elevated given uncertainties regarding the timing of future Fed rate hikes, signs of weakening growth overseas and numerous geopolitical issues.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent issues with a credit rating of BBB or below as rated by Moody's and Standard & Poor's.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments)
Less than One Year	3.7%
One to less than Five Years	26.5
Five to less than Ten Years	65.1
Ten Years or Greater	4.7
Total	100.0%

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	4.24%	9.50%	7.54%	8.06%
Institutional Class[8]	05/27/2009	4.38%	9.64%	7.65%	8.11%
Class A8	05/27/2009	3.98%	9.22%	7.41%	8.01%
Class C8	05/27/2009	3.21%	8.43%	6.98%	7.82%
Class R3[8]	05/27/2009	3.73%	8.95%	7.27%	7.94%
Class R6[8]	03/15/2013	4.46%	9.55%	7.57%	8.08%
With Sales Charge
Class A8		-0.47%	8.29%	6.94%	7.80%
Class C8		2.25%	8.43%	6.98%	7.82%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		5.85%	10.22%	8.12%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 4.82%, 4.97%, 4.40%, 3.85%, 4.34% and 5.04% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.84%, 0.70%, 1.09%, 1.83%,1.32% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 5.98% total return for the 12 months ended October 31, 2014 and outperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 4.97% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

After a difficult start primarily due to several negative headlines and weak investor demand, the municipal bond market rallied and generated strong results during the 12-month reporting period, overall. There were several factors triggering the turnaround in the municipal market, including improving fundamentals, rising investor demand, and an increase in tax revenues. In addition, new issuance was sharply lower than during the previous 12-month period.

We tactically adjusted the Fund's duration during the reporting period. While we reduced duration as the period progressed, overall the Fund's duration was longer than the index. Having this longer duration contributed to performance as longer-term municipal rates declined. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Yield curve positioning was also beneficial for performance given our overweight in the 10-year range and an underweight to the seven-year portion of the curve relative to the benchmark.

The Fund's quality biases were also additive to results. In particular, having an overweight to A-rated and BBB-rated securities and an underweight to AAA-rated securities was rewarded given the outperformance of lower-rated securities. Security selection had a minimal impact on performance during the reporting period.

We maintain our positive outlook for the municipal bond market. Fundamentals have continued to improve, with rising tax revenues in many municipalities. While we believe new supply is likely to increase in the coming months, we anticipate it could be well absorbed by solid investor demand. Given the municipal market's strong results in 2014, valuations have moved closer to their historical averages. However, we continue to believe the overall municipal market is reasonably valued when compared to Treasuries and corporate credit. Against this backdrop, we anticipate maintaining the Fund's long duration and barbelled yield curve structure.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the averaging ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.6%
Alaska	1.6
Arizona	0.4
Arkansas	0.7
California	10.8
Colorado	0.8
District of Columbia	1.6
Florida	9.9
Georgia	4.3
Illinois	8.7
Indiana	5.8
Kansas	0.5
Louisiana	3.8
Massachusetts	0.5
Michigan	3.1
Minnesota	0.5
Mississippi	2.6
Missouri	0.5
Montana	1.2
Nevada	0.5
New Jersey	4.6
New York	9.1
North Carolina	0.7
Ohio	0.9
Oregon	0.2
Pennsylvania	2.7
Puerto Rico	0.5
Rhode Island	3.0
South Carolina	2.2
Tennessee	3.0
Texas	9.8
Utah	2.4
Vermont	0.4
Virginia	2.4
Washington	1.0
Liabilities, less cash, receivables and other assets	(1.3)
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	5.98%	4.40%	3.62%	5.04%
Institutional Class[11]	06/21/2010	6.14%	4.52%	3.68%	5.06%
Class A11	06/21/2010	5.75%	4.19%	3.51%	5.00%
Class C11	06/21/2010	4.96%	3.51%	3.18%	4.88%
With Sales Charge
Class A11		1.29%	3.29%	3.06%	4.83%
Class C11		3.96%	3.51%	3.18%	4.88%
Index
Barclays 7-Year G.O. Index[1,14]		4.97%	4.82%	4.60%	5.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 1.31%, 1.46%, 1.04% and 0.34% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.31%, 2.58%, 1.84% and 0.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.98%, 1.19%, 0.67% and 0.00% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.83%, 0.67%, 1.06% and 1.86% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

New York Municipal Income Fund Commentary (Unaudited)

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 6.15% total return for the 12 months ended October 31, 2014 and outperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 4.97% return for the period.

After a difficult start primarily due to several negative headlines and weak investor demand, the municipal bond market rallied and generated strong results during the 12-month reporting period, overall. There were several factors triggering the turnaround in the municipal market, including improving fundamentals, rising investor demand, and an increase in tax revenues. In addition, new issuance was sharply lower than during the previous 12-month period.

We tactically adjusted the Fund's duration during the reporting period. While we reduced duration as the period progressed, overall the Fund's duration was longer than the index. Having this longer duration contributed to performance as longer-term municipal rates declined. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Yield curve positioning was also beneficial for performance given our overweight in the 10-year range and an underweight to the seven-year portion of the curve relative to the benchmark.

The Fund's quality biases were also additive to results. In particular, having an overweight to BBB -rated securities and an underweight to AAA-rated securities was rewarded given the outperformance of lower-rated securities. Security selection had a minimal impact on performance during the reporting period.

We maintain our positive outlook for the municipal bond market. Fundamentals have continued to improve, with rising tax revenues in many municipalities. While we believe new supply is likely to increase in the coming months, we anticipate it could be well absorbed by solid investor demand. Given the municipal market's strong results in 2014, valuations have moved closer to their historical averages. However, we continue to believe the overall municipal market is reasonably valued when compared to Treasuries and corporate credit. Against this backdrop, we anticipate maintaining the Fund's long duration and barbelled yield curve structure.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the averaging ratings (the historical average default rates) issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	99.4%
Puerto Rico	0.7
Liabilities, less cash, receivables and other assets	(0.1)
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	6.15%	2.66%
Index
Barclays 7-Year G.O. Index[1,14]		4.97%	2.69%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yield was 1.15% for Institutional Class. The tax-equivalent yield was 2.03% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 0.86% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

New York Municipal Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT16

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.52% total return for the 12 months ended October 31, 2014 but underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which provided a 0.89% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times but generated a positive return over the 12 month period ended October 31, 2014. Short-term Treasury yields were mixed, with below-one-year maturity yields declining, whereas one year and longer yields rose as the U.S. Federal Reserve (Fed) ended its quantitative easing program and the market began pricing in a 2015 interest rate hike. In contrast, longer-term rates declined given several flights to quality due to concerns over global growth and numerous geopolitical issues. The yield on the 10-year Treasury started the period at 2.56% and rose to as high as 3.04% at the end of 2013, before ending the reporting period at 2.34%. Most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries.

The Fund's conservative duration posture and yield curve positioning detracted from performance during the reporting period. In particular, having less sensitivity to interest rate risk than the benchmark was not rewarded. Treasury futures were used to help manage the Fund's duration positioning. This position was closed during the reporting period. On the upside, the Fund's allocations to agency and non-agency mortgage-backed securities (MBS), asset-backed securities (ABS), investment grade corporate bonds and commercial mortgage-backed securities (CMBS) were beneficial for results.

There were several adjustments made to the portfolio. We increased the Fund's exposures to CMBS and ABS. Conversely, we pared the Fund's allocations to non-agency MBS and investment grade corporate bonds. In terms of the latter, we sold certain positions where we felt there were potential event risks, such as merger and acquisition activity, which could lead to an increase in volatility. We also actively participated in the new issue market, initiating positions as well as extending the maturities of companies that we considered to be attractive.

We believe that growth in the U.S. continues to show signs of diverging from other developed economies. In addition, monetary policy in the U.S. is clearly on a different path than that of the European Central Bank and Bank of Japan. While the Fed ended its monthly asset purchases in October 2014, we anticipate that the Fed will be true to its word and let the data determine when it will begin raising interest rates. In our view, the Fed will take a cautious and measured approach given continued slack in the economy, as well as the potential headwinds from weaker growth in Europe, Japan and China. We currently plan to maintain our long-held strategy of overweighting non-Treasury sectors as we feel it is appropriate for long-term investors, particularly in short duration portfolios.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.3%
Corporate Debt Securities	31.6
Mortgage-Backed Securities	29.2
U.S. Treasury Securities	18.1
Short-Term Investments	4.2
Liabilities, less cash, receivables and other assets	(1.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.52%	2.55%	1.78%	4.48%
Trust Class[12]	08/30/1993	0.52%	2.46%	1.68%	4.42%
Institutional Class[12]	06/21/2010	0.85%	2.73%	1.87%	4.52%
Class A12	06/21/2010	0.45%	2.40%	1.70%	4.46%
Class C12	06/21/2010	-0.43%	1.73%	1.37%	4.34%
With Sales Charge
Class A12		-2.00%	1.88%	1.45%	4.36%
Class C12		-1.42%	1.73%	1.37%	4.34%
Index
Barclays 1-3 Year U.S. Government/Credit Index[1,14]		0.89%	1.45%	2.84%	5.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 0.56%, 0.46%, 0.75%, 0.38% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.00%, 0.00%, 0.02%, 0.00% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.19%, 1.35%, 0.99%, 1.37% and 2.13% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 2.81% total return for the 12 months ended October 31, 2014, but lagged its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 4.10% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times during the reporting period. Short-term Treasury yields moved higher as the U.S. Federal Reserve (Fed) ended its quantitative easing program and the market began pricing in a 2015 interest rate hike. In contrast, longer-term rates declined given several flights to quality due to concerns over global growth and numerous geopolitical issues. The high yield market posted positive returns during 10 of the 12 months of this reporting period and outperformed equal-duration Treasuries. Supporting the high yield market were generally solid corporate fundamentals, low defaults and overall solid investor demand. For the period, CCC-rated securities (a relatively low rating) in the benchmark and BB-rated securities (rated higher) returned 3.58% and 7.28%, respectively.

For the Fund, the sectors that were the most beneficial to absolute performance during the reporting period were telecommunications, health care and diversified financial services. Detracting the most from absolute performance were metals & mining, theatres & entertainment and environmental.

From a quality perspective, approximately 92% of the portfolio was held in securities rated B and higher, as well as cash. If we had allocated a smaller portion of the portfolio to securities rated CCC we would have likely further enhanced the Fund's absolute performance, as this portion of the market underperformed both B-rated and BB-rated securities.

We made several adjustments to the portfolio during the reporting period. We increased the Fund's allocations to the energy, media-diversified and gaming sectors. Conversely, we reduced its exposures to the banking, metals & mining and telecommunications sectors.

The high yield market's performance has been choppy in recent months. However, underlying fundamentals, in our view, have not meaningfully changed. Given this, we believe periods of weakness have been largely driven by poor supply/demand technicals. We think a backdrop of continued economic growth and low inflation in the U.S. could be supportive for corporate profits and the overall high yield market. In addition, given what we believe is likely to be a continued low interest rate environment, we feel investor demand could improve. Still, market volatility could remain elevated given uncertainties regarding the timing of future Fed rate hikes, signs of weakening growth overseas and numerous geopolitical issues.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent issues with a credit rating of BBB or below as rated by Moody's and Standard & Poor's.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Bank Loans	6.2%
Corporate Debt Securities	90.6
Convertible Bonds	0.3
Short-Term Investments	2.0
Cash, receivables and other assets, less liabilities	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	2.81%	4.63%
Class A	09/28/2012	2.34%	4.24%
Class C	09/28/2012	1.57%	3.47%
With Sales Charge
Class A		-1.99%	2.12%
Class C		0.58%	3.47%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		4.10%	6.20%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 3.74%, 3.23% and 2.63% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.58%, 3.02% and 2.39% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.18%, 1.74% and 3.80% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 5.22% total return for the 12 months ended October 31, 2014 and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 4.14% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times, but generated a positive return over the 12-month period. Short-term Treasury yields moved higher as the U.S. Federal Reserve (Fed) ended its quantitative easing program and the market began pricing in a 2015 interest rate hike. In contrast, longer-term rates declined given several flights to quality due to concerns about global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the period at 2.56% and rose to as high as 3.04% at the end of 2013, before ending the reporting period at 2.34%. Most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries.

The Fund's allocation to non-Treasury securities drove its outperformance during the period. Among the largest contributors to results was our investment grade corporate bond exposure. In particular, our holdings in the industrials and financial sectors were additive to performance. Elsewhere, allocations to commercial mortgage-backed securities, agency and non-agency mortgage-backed securities (MBS) and emerging markets debt benefited results. Conversely, duration and yield curve positioning were negative for performance. During the period, the Fund's duration was shorter than that of the index. This was a headwind as longer-term yields declined over the 12 months ended October 31, 2014. The Fund used Treasury futures during the reporting period to assist in managing its duration positioning, which also detracted from results. Elsewhere, the Fund's allocation to Treasury Inflation-Protected Securities was a modest drag on performance as inflation expectations declined given signs of weaker global growth.

During the reporting period, the Fund's use of long and short treasury and interest rate futures contracts detracted from the Fund's performance.

There were several adjustments made to the portfolio during the period. We opportunistically shortened the Fund's duration in an effort to reduce its interest rate risk exposure. We also further diversified the Fund's portfolio through additional investments in the high yield corporate bond and emerging markets debt sectors.

Growth in the U.S. continues to show signs of diverging from other developed economies. In addition, we believe that monetary policy in the U.S. is clearly on a different path than that of the European Central Bank and Bank of Japan. While the Fed ended its monthly asset purchases in October 2014, we anticipate that the Fed will be true to its word and let the data determine when it will begin raising interest rates. In our view, the Fed may take a cautious and measured approach given continued slack in the economy, as well as the potential headwinds from weaker growth in Europe, Japan and China. We currently plan to maintain our long-held strategy of overweighting non-Treasury sectors as we believe it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	12.9%
Bank Loan Obligations	9.4
Corporate Debt Securities	34.0
Exchange Traded Funds	2.1
Government Securities	5.9
Mortgage-Backed Securities	31.4
U.S. Government Agency Securities	0.7
U.S. Treasury Securities	7.9
Mutual Funds	10.3
Short-Term Investments	8.7
Liabilities, less cash, receivables and other assets	(23.3)
Total	100.0%

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	4.95%	6.68%	7.26%	7.53%
Institutional Class	07/11/2003	5.22%	7.03%	7.53%	7.77%
Class A13	12/20/2007	4.89%	6.62%	7.25%	7.51%
Class C13	12/20/2007	4.07%	5.88%	6.72%	7.05%
Class R6[13]	03/15/2013	5.39%	7.05%	7.55%	7.78%
With Sales Charge
Class A13		0.40%	5.70%	6.78%	7.10%
Class C13		3.07%	5.88%	6.72%	7.05%
Index
Barclays U.S. Aggregate Bond Index[1,14]		4.14%	4.22%	4.64%	4.51%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 2.78%, 3.13%, 2.62%, 2.04% and 3.20% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.75%, 3.10%, 2.59%,1.98% and 3.17% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.19%, 0.82%, 1.22%, 1.95% and 0.79% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.11%, 0.76%, 1.16%, 1.86% and 0.69% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Unconstrained Bond Fund Commentary (Unaudited)

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 0.88% total return for the period from its inception on February 13, 2014 through October 31, 2014 (the reporting period). In contrast, its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, provided a 0.03% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market was volatile at times, but generated a positive return for the period from the Fund's inception (February 13, 2014) through the end of October 2014. Short-term Treasury yields moved higher as the U.S. Federal Reserve (Fed) ended its quantitative easing program and the market began pricing in a 2015 interest rate hike. In contrast, longer-term rates declined given several flights to quality due to concerns about global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the reporting period at 2.73% and ended the period at 2.34%. Most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries.

The early portion of the reporting period was dedicated to constructing the Fund's portfolio. In particular, we emphasized the spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate or other securities not backed by the U.S. Treasury) over U.S. Treasury securities. We also established several short and long positions.

Key contributors to performance during the reporting period included long rates positions in peripheral Europe, particularly in Italy and Spain. Among the spread sectors, positions in U.S. credit, European and UK credit, emerging markets hard and local currency and non-agency mortgage-backed securities benefited results. The Fund's active currency strategy was also additive to performance. While the size and composition of the Fund's currency positions fluctuated during the reporting period, two of our larger and more consistent longs were the U.S. dollar and Great Britain pound, whereas two of our larger and more consistent shorts were the Australian dollar and the Swiss franc. During the period, futures were used to manage the Fund's duration and yield curve exposure; swaps were used to manage the Fund's credit risk and to adjust the Fund's currency exposure.

During the reporting period, the Fund's aggregate use of financial futures contracts, credit default swaps and forward contracts detracted from the Fund's performance.

We believe that growth in the U.S. continues to show signs of diverging with other developed economies. In addition, we believe that monetary policy in the U.S. is clearly on a different path than that of the European Central Bank and Bank of Japan. While the Fed ended its monthly asset purchases in October 2014, we anticipate that the Fed will be true to its word and let the data determine when it will begin raising interest rates. In our view, the Fed will take a cautious and measured approach given continued slack in the economy, as well as the potential headwinds from weaker growth in Europe, Japan and China. We currently plan to adhere to our strategy of maintaining long positions in non-Treasury securities and selective short positions in various global rates markets as we continue to believe this approach is suitable for investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER, JON JONSSON AND UGO LANCIONI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	14.6%
Corporate Debt Securities	26.7
Exchange Traded Funds	4.4
Government Securities	32.7
Mortgage-Backed Securities	1.7
Municipal Notes	0.7
U.S. Treasury Securities	1.8
Short-Term Investments	12.6
Cash, receivables and other assets, less liabilities	4.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Cumulative Total Return Ended 10/31/2014
	Date	Life of Fund
At NAV
Institutional Class	02/13/2014	0.88%
Class A	02/13/2014	0.61%
Class C	02/13/2014	0.09%
Class R6	02/13/2014	0.92%
With Sales Charge
Class A		-3.63%
Class C		-0.90%
Index
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index[1,14]		0.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2014, the 30-day SEC yields were 2.75%, 2.28%,1.63% and 2.82% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.97%, 0.59%, 0.04% and 1.03% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 1.24%, 1.61%, 2.36% and 1.17% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.88%, 1.25%, 2.00% and 0.81% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1 Please see "Glossary of Indices" on page 31 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3 The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4 The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5 The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6 The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7 The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996.

8 The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9 Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10 A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11 The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12 The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13 The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15 The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16 This date reflects when Management first became the investment manager to the Fund.

17 The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18 The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19 The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays U.S. 1-3 Year Government/Credit Index:

The index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Barclays G.O. Index. The Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

BofA Merrill Lynch US High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 0-5 Year BB-B US High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch US 3-Month Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/14 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,018.70	$4.38	.86%	$1,000.00	$1,020.87	$4.38	.86%
Institutional Class	$1,000.00	$1,020.70	$2.34	.46%	$1,000.00	$1,022.89	$2.35	.46%
Class A	$1,000.00	$1,019.70	$4.38	.86%	$1,000.00	$1,020.87	$4.38	.86%
Class C	$1,000.00	$1,015.80	$8.18	1.61%	$1,000.00	$1,017.09	$8.19	1.61%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,006.20	$3.54	.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,004.30	$5.41	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,000.50	$9.18	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,003.90	$4.19	.83%	$1,000.00	$1,021.02	$4.23	.83%
Institutional Class	$1,000.00	$1,004.70	$3.44	.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$1,002.70	$5.45	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$999.00	$9.17	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$1,001.40	$6.66	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$1,005.00	$3.08	.61%	$1,000.00	$1,022.13	$3.11	.61%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,027.50	$3.32	.65%	$1,000.00	$1,021.93	$3.31	.65%
Institutional Class	$1,000.00	$1,028.30	$2.56	.50%	$1,000.00	$1,022.68	$2.55	.50%
Class A	$1,000.00	$1,026.40	$4.44	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$1,022.50	$8.26	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman New York Municipal Income Fund
Institutional Class	$1,000.00	$1,030.80	$4.56	.89%	$1,000.00	$1,020.72	$4.53	.89%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,001.70	$3.53	.70%	$1,000.00	$1,021.68	$3.57	.70%
Trust Class	$1,000.00	$1,001.00	$4.03	.80%	$1,000.00	$1,021.17	$4.08	.80%
Institutional Class	$1,000.00	$1,002.70	$2.52	.50%	$1,000.00	$1,022.68	$2.55	.50%
Class A	$1,000.00	$1,000.70	$4.39	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$996.90	$8.15	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman Short Duration High Income Fund
Institutional Class	$1,000.00	$1,001.70	$3.78	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$998.90	$5.64	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$995.10	$9.40	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Neuberger Berman Strategic Income Fund
Trust Class	$1,000.00	$1,016.00	$5.28	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$1,017.70	$3.51	.69%	$1,000.00	$1,021.73	$3.52	.69%
Class A	$1,000.00	$1,015.70	$5.54	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,012.10	$9.08	1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R6	$1,000.00	$1,018.10	$3.15	.62%	$1,000.00	$1,022.08	$3.16	.62%
Neuberger Berman Unconstrained Bond Fund
Institutional Class	$1,000.00	$999.40	$4.28	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$997.50	$6.14	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$993.80	$9.90	1.97%	$1,000.00	$1,015.27	$10.01	1.97%
Class R6	$1,000.00	$999.70	$3.93	.78%	$1,000.00	$1,021.27	$3.97	.78%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (32.8%)
$13,975	U.S. Treasury Bonds, 6.25%, due 8/15/23	$18,497	@
5,735	U.S. Treasury Bonds, 5.50%, due 8/15/28	7,646	@
4,845	U.S. Treasury Bonds, 4.50%, due 2/15/36	6,139	@
5,039	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	5,819
676	U.S. Treasury Inflation Index Bonds, 1.75%, due 1/15/28	766
1,020	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	1,464
5,000	U.S. Treasury Notes, 0.25%, due 7/15/15	5,005
2,220	U.S. Treasury Notes, 0.63%, due 11/30/17	2,194
19,960	U.S. Treasury Notes, 3.63%, due 8/15/19	21,828
2,180	U.S. Treasury Notes, 2.75%, due 2/15/24	2,264
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $70,606)	71,622
U.S. Government Agency Securities (7.2%)
10,000	Federal Agricultural Mortgage Corp., Unsecured Discount Notes 0.0%, due 4/1/15	9,998
720	Federal Farm Credit Bank, Bonds, 1.46%, due 11/19/19	695
600	Federal Home Loan Bank, Bonds, 0.13%, due 4/14/15	600
1,505	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1,986
1,155	Federal National Mortgage Association, Notes, 1.75%, due 9/12/19	1,154
1,200	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	1,162
	Total U.S. Government Agency Securities (Cost $15,580)	15,595
Mortgage-Backed Securities (35.5%)
Collateralized Mortgage Obligations (0.2%)
154	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 2.63%, due 9/20/35	132	µ
35	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.38%, due 7/20/36	33	µ
63	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.69%, due 1/25/36	61	µ
19	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.39%, due 5/25/32	18	µ
126	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.61%, due 5/25/35	117	µ
112	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 2.59%, due 1/25/37	90	µ
69	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.36%, due 9/25/46	46	µ
		497
Commercial Mortgage-Backed (8.1%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	412
500	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	529
435	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	468
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	438
3,581	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.28%, due 9/10/46	243	µ
5,000	Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Class XA, 1.26%, due 10/10/47	411
1,005	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.04%, due 12/10/49	1,089	µ
5,554	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.42%, due 10/10/46	480	µ
7,217	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.28%, due 4/10/47	559	µ
4,007	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.36%, due 6/10/47	355	µ
63	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.70%, due 6/15/39	68	µ
173	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	183
637	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.90%, due 9/15/39	692	µ
82	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	87
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,090
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 5.97%, due 2/15/41	277	µ
850	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	915

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$550	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	$587
1,355	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.80%, due 8/10/45	1,482	µ
3,356	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.13%, due 1/10/45	368	ñµ
1,844	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	1,989
630	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.79%, due 6/15/49	683	µ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,333
483	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	517
3,442	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C9, Class XA, 1.45%, due 5/15/46	252	µ
4,788	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.26%, due 6/15/47	377	µ
111	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	112
2,933	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.86%, due 12/10/45	306	ñµ
1,833	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.14%, due 8/10/49	209	ñµ
3,986	Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC16, Class XA, 1.49%, due 8/15/50	361	µ
7,393	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.50%, due 3/15/45	551	ñµ
2,887	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.22%, due 11/15/45	331	ñµ
		17,754
Fannie Mae (18.9%)
966	Pass-Through Certificates, 3.00%, due 1/1/43 – 7/1/43	968
4,096	Pass-Through Certificates, 3.50%, due 12/1/41 – 10/1/43	4,244
4,820	Pass-Through Certificates, 4.00%, due 2/1/41 – 2/1/44	5,141
5,881	Pass-Through Certificates, 4.50%, due 11/1/39 – 6/1/44	6,390	Ø
3,274	Pass-Through Certificates, 5.00%, due 1/1/17 – 7/1/37	3,611
1,002	Pass-Through Certificates, 5.50%, due 5/1/30 – 4/1/40	1,118
1,687	Pass-Through Certificates, 6.00%, due 11/1/15 – 11/1/38	1,914
48	Pass-Through Certificates, 8.50%, due 4/1/34	57
475	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	475	Ø
1,735	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	1,793	Ø
7,455	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	7,915	Ø
5,050	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	5,474	Ø
1,475	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	1,633	Ø
365	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	407	Ø
		41,140
Freddie Mac (8.3%)
290	Pass-Through Certificates, 2.25%, due 4/1/37	309	µ
180	Pass-Through Certificates, 2.31%, due 2/1/37	192	µ
2,242	Pass-Through Certificates, 3.50%, due 7/1/42 – 8/1/43	2,319
3,536	Pass-Through Certificates, 4.00%, due 11/1/40 – 6/1/42	3,755
2,246	Pass-Through Certificates, 4.50%, due 7/1/39 – 3/1/44	2,433	Ø
719	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	795
1,438	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	1,605
39	Pass-Through Certificates, 6.00%, due 12/1/37	44
8	Pass-Through Certificates, 6.50%, due 11/1/25	9
415	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	428	Ø
3,105	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	3,293	Ø
2,690	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	2,913	Ø
		18,095
	Total Mortgage-Backed Securities (Cost $76,218)	77,486

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Corporate Debt Securities (25.9%)
Aerospace & Defense (0.2%)
$505	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	$531	@
Agriculture (0.6%)
385	Altria Group, Inc., Guaranteed Notes, 5.38%, due 1/31/44	423	@
970	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	935
		1,358
Airlines (0.1%)
325	American Airlines, Inc., Equipment Trust, Ser. 2014-1, Class A, 3.70%, due 10/1/26	324
Auto Manufacturers (0.7%)
645	Daimler Finance N.A. LLC, Guaranteed Notes, 1.38%, due 8/1/17	644	ñ
950	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 2.13%, due 7/18/19	951
		1,595
Banks (8.0%)
375	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.30%, due 1/11/23	372	@
455	Bank of America Corp., Senior Unsecured Notes, 4.00%, due 4/1/24	470
850	Bank of America Corp., Subordinated Medium-Term Notes, 4.25%, due 10/22/26	843
840	Bank of New York Mellon Corp., Senior Unsecured Medium-Term Notes, 2.30%, due 9/11/19	841
330	Branch Banking & Trust Co., Senior Unsecured Bank Notes, 1.35%, due 10/1/17	329
805	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	805
295	Citigroup, Inc., Subordinated Notes, 5.30%, due 5/6/44	315
705	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	701	µ
860	Fifth Third Bank, Senior Unsecured Notes, 2.38%, due 4/25/19	865
705	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.63%, due 2/7/16	728
500	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 4.80%, due 7/8/44	516
780	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	797	µ
685	HSBC Holdings PLC, Subordinated Notes, 5.25%, due 3/14/44	743
540	Huntington National Bank, Senior Unsecured Notes, 1.35%, due 8/2/16	543	@
1,245	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,246
585	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	580	µ@
715	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	703	µ
885	Mizuho Bank Ltd., Guaranteed Notes, 2.45%, due 4/16/19	886	ñ
990	Morgan Stanley, Senior Unsecured Notes, 2.13%, due 4/25/18	993	@
570	Morgan Stanley, Subordinated Global Medium-Term Notes, 4.35%, due 9/8/26	571
805	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	809	µ
525	MUFG Union Bank N.A., Senior Unsecured Bank Notes, 2.25%, due 5/6/19	522
195	Rabobank Netherland, Guaranteed Notes, 5.75%, due 12/1/43	227	@
240	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, due 3/31/17	241
955	Royal Bank of Scotland Group PLC, Subordinated Notes, 5.13%, due 5/28/24	967
380	Wells Fargo & Co., Subordinated Medium-Term Notes, 4.65%, due 11/4/44	379	Ø
485	Wells Fargo & Co., Junior Subordinated Notes, Ser. S, 5.90%, due 12/29/49	499	µ
		17,491
Beverages (0.5%)
325	Fomento Economico Mexicano SAB de CV, Senior Unsecured Notes, 4.38%, due 5/10/43	303	@
740	Suntory Holdings Ltd., Unsecured Notes, 2.55%, due 9/29/19	743	ñ
		1,046

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Biotechnology (0.3%)
$590	Amgen, Inc., Senior Unsecured Notes, 2.20%, due 5/22/19	$585
Chemicals (0.2%)
455	Dow Chemical Co., Senior Unsecured Notes, 4.63%, due 10/1/44	447
Commercial Services (0.3%)
700	ERAC USA Finance LLC, Guaranteed Notes, 2.35%, due 10/15/19	695	ñ
Computers (0.1%)
270	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	279
Diversified Financial Services (1.9%)
400	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	404
610	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.70%, due 5/9/16	615	@
995	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.60%, due 11/4/19	991	Ø
390	General Electric Capital Corp., Senior Secured Notes, 1.00%, due 12/11/15	392	@
500	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 6/29/49	501	µ
305	Jefferies Group LLC, Senior Unsecured Notes, 6.88%, due 4/15/21	357
750	Jefferies Group LLC, Senior Unsecured Notes, 6.50%, due 1/20/43	841	@
		4,101
Electric (0.7%)
960	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	1,015	@
410	Transelec SA, Senior Unsecured Notes, 4.25%, due 1/14/25	411	ñ
		1,426
Electronics (0.2%)
435	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	435	@
Food (0.5%)
320	BRF SA, Senior Unsecured Notes, 4.75%, due 5/22/24	320	ñ
885	Grupo Bimbo SAB de CV, Guaranteed Notes, 3.88%, due 6/27/24	881	ñ
		1,201
Insurance (1.1%)
650	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	691	µ@
370	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	370	µ@
1,225	TIAA Asset Management Finance Co. LLC, Senior Unsecured Notes, 4.13%, due 11/1/24	1,231	ñ
		2,292
Iron - Steel (0.1%)
135	Vale SA, Senior Unsecured Notes, 5.63%, due 9/11/42	133	@
Media (1.1%)
345	British Sky Broadcasting Group PLC, Guaranteed Notes, 3.75%, due 9/16/24	346	ñ
450	Comcast Corp., Guaranteed Notes, 4.65%, due 7/15/42	474
445	DirecTV Holdings LLC, Guaranteed Notes, 4.45%, due 4/1/24	464
345	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	345	@
375	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	376
320	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	381	@
		2,386

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Mining (0.7%)
$1,225	Barrick Gold Corp., Senior Unsecured Notes, 4.10%, due 5/1/23	$1,180
300	Freeport-McMoRan Copper & Gold, Inc., Guaranteed Notes, 3.88%, due 3/15/23	296
		1,476
Miscellaneous Manufacturers (0.2%)
365	General Electric Co., Senior Unsecured Notes, 4.50%, due 3/11/44	389
Oil & Gas (2.2%)
560	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	609	@
310	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	311
800	BP Capital Markets PLC, Guaranteed Notes, 3.81%, due 2/10/24	818	@
495	BP Capital Markets PLC, Guaranteed Notes, 3.54%, due 11/4/24	495
1,365	CNOOC Nexen Finance 2014 ULC, Guaranteed Notes, 1.63%, due 4/30/17	1,365
380	Petroleos Mexicanos, Guaranteed Notes, 6.38%, due 1/23/45	436
870	Transocean, Inc., Guaranteed Notes, 3.80%, due 10/15/22	783
		4,817
Pharmaceuticals (1.7%)
655	Actavis Funding SCS, Guaranteed Notes, 4.85%, due 6/15/44	618	ñ
1,080	Bayer US Finance LLC, Guaranteed Notes, 2.38%, due 10/8/19	1,082	ñ
700	Express Scripts Holding Co., Guaranteed Notes, 2.25%, due 6/15/19	696
445	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	444
735	Novartis Capital Corp., Guaranteed Notes, 4.40%, due 5/6/44	788
		3,628
Pipelines (1.0%)
490	Energy Transfer Partners LP, Senior Unsecured Notes, 6.50%, due 2/1/42	565	@
460	Enterprise Products Operating LLC, Guaranteed Notes, 2.55%, due 10/15/19	460
675	Kinder Morgan Energy Partners LP, Senior Unsecured Notes, 4.15%, due 2/1/24	668
465	Kinder Morgan Energy Partners LP, Senior Unsecured Notes, 6.50%, due 9/1/39	524	@
		2,217
Real Estate (0.5%)
685	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	686	ñ
445	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 2.70%, due 9/17/19	448	ñ
		1,134
Real Estate Investment Trusts (0.4%)
375	Health Care REIT, Inc., Senior Unsecured Notes, 2.25%, due 3/15/18	380	@
415	Omega Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	407	ñ
		787
Retail (0.1%)
205	Wal-Mart Stores, Inc., Senior Unsecured Notes, 4.30%, due 4/22/44	214

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
Telecommunications (2.1%)
	$495	AT&T, Inc., Senior Unsecured Notes, 4.80%, due 6/15/44	$500
	220	Orange SA, Senior Unsecured Notes, 5.50%, due 2/6/44	244	@
	970	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,115	@
	1,070	Verizon Communications, Inc., Senior Unsecured Notes, 5.15%, due 9/15/23	1,198	@
	570	Verizon Communications, Inc., Senior Unsecured Notes, 5.05%, due 3/15/34	603
	530	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	669
	335	Verizon Communications, Inc., Senior Unsecured Notes, 5.01%, due 8/21/54	343	ñ
			4,672
Transportation (0.4%)
	820	AP Moeller - Maersk A/S, Unsecured Notes, 2.55%, due 9/22/19	827	ñ
		Total Corporate Debt Securities (Cost $55,377)	56,486
Asset-Backed Securities (0.3%)
	15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.61%, due 12/25/33	14	µ
	110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.52%, due 1/25/36	98	µ
	355	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.35%, due 4/25/36	318	µ
	4	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.41%, due 8/25/35	4	µ
	28	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.37%, due 4/25/33	28	µ
	33	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.32%, due 1/20/36	33	µ
	38	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.34%, due 3/20/36	37	µ
	8	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.83%, due 3/25/33	7	µ
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.69%, due 3/25/35	8	µ
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.83%, due 1/25/34	3	µ
		Total Asset-Backed Securities (Cost $552)	550
Government Securities (2.0%)
Sovereign (2.0%)
EUR	1,150	Italy Buoni Poliennali Del Tesoro, Bonds, 4.50%, due 3/1/26	1,703	[a]
EUR	1,100	Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	1,693	[a]
EUR	515	Spain Government Bond, Bonds, 5.15%, due 10/31/44	843	ña
	$195	United Mexican States, Senior Unsecured Notes, 5.55%, due 1/21/45	222
		Total Government Securities (Cost $4,537)	4,461
NUMBER OF SHARES
Short-Term Investments (8.5%)
	18,556,340	State Street Institutional Liquid Reserves Fund Premier Class (Cost $18,556)	18,556	@
		Total Investments (112.2%) (Cost $241,426)	244,756	##
		Liabilities, less cash, receivables and other assets [(12.2%)]	(26,679	)±
		Total Net Assets (100.0%)	$218,077

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (94.2%)
Aerospace & Defense (0.9%)
$2,729	Silver II/Hamilton Sundstrand Corporation, Term Loan, 4.00%, due 12/13/19	$2,679
1,222	Transdigm Inc., Term Loan D, 3.75%, due 6/4/21	1,200
		3,879
Air Transport (1.7%)
2,343	American Airlines Inc., Term Loan B, 3.75%, due 6/27/19	2,311	Ñ
2,095	American Airlines Inc., Term Loan B, 4.25%, due 10/8/21	2,083
2,632	United Air Lines, Inc., Term Loan B, 3.50%, due 4/1/19	2,573
355	United Air Lines, Inc., Term Loan B, 3.75%, due 9/15/21	351
185	US Airways, Term Loan B-1, due 5/23/19	180	¢^^
		7,498
All Telecom (4.0%)
1,741	Consolidated Communications Inc., Term Loan, 4.25%, due 12/23/20	1,732
2,084	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	2,075
2,493	Intelsat Jackson HLDG, Term Loan B-2, 3.75%, due 6/30/19	2,471
3,610	Level 3 Financing Inc., Term Loan B-III, 4.00%, due 8/1/19	3,586
2,980	Level 3 Financing Inc., Term Loan B, due 1/31/22	2,992	¢^^
3,493	Syniverse Technologies, Term Loan B, 4.00%, due 4/23/19	3,425
865	Zayo Group, Term Loan, 4.00%, due 7/2/19	857	¢^^
		17,138
Automotive (1.9%)
1,941	Allison Transmission, Term Loan B-3, 3.75%, due 8/23/19	1,924
2,250	Chrysler Automotive, Term Loan B, due 5/24/17	2,237	¢^^
2,483	Cooper Standard Automotive Inc., Term Loan, 4.00%, due 4/4/21	2,454
445	Metaldyne Corporation, Term Loan B, due 10/10/21	445	¢^^
914	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	916
		7,976
Beverage & Tobacco (0.1%)
256	DE Master Blenders 1753 NV, Term Loan B, due 7/31/21	253	Ñ¢^^
Building & Development (2.8%)
2,267	Capital Automotive LP, Term Loan B-1, 4.00%, due 4/10/19	2,255
441	DTZ, First Lien Term Loan, due 10/28/21	441	¢^^
741	DTZ, Term Loan, due 10/28/21	740	¢^^
595	DTZ, Second Lien Term Loan, due 10/28/22	597	Ñ¢^^
1,090	Gates Global LLC, Term Loan, 4.25%, due 7/5/21	1,076	¢^^
2,485	Jeld-Wen, Inc., Term Loan B, due 9/24/21	2,466	¢^^
1,777	Ply Gem Industries, Inc., Term Loan, 4.00%, due 2/1/21	1,743
2,694	Realogy Corporation, Term Loan B, 3.75%, due 3/5/20	2,670
		11,988

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Business Equipment & Services (11.2%)
$625	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	$623	Ñ
1,590	Access, First Lien Term Loan B, 6.00%, due 10/18/21	1,575
4,145	Acosta Inc., Term Loan, 5.00%, due 9/26/21	4,146
70	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	69	††
2,099	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	2,079
1,370	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	1,359
483	AECOM Technology Corp., Term Loan B, 3.75%, due 10/15/21	483
2,682	Brand Services, Inc., Term Loan, 4.75%, due 11/26/20	2,664
2,504	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	2,458
1,362	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/17/21	1,338
1,655	Brock Holdings III, First Lien Term Loan, 6.00%, due 3/16/17	1,626	Ñ
1,342	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	1,309	Ñ
2,601	Ceridian Corp., Term Loan B-2, 4.50%, due 9/15/20	2,577
1,050	CPA Global, First Lien Term Loan, due 12/3/20	1,045	Ñ¢^^
449	Emdeon Business Services, Term Loan B-2, 3.75%, due 11/2/18	445
233	Garda World Security, Term Loan B, due 11/6/20	226	¢^^
909	Garda World Security, Term Loan B, due 11/6/20	885	¢^^
3,013	Genesys, Term Loan 2, 4.50%, due 11/13/20	2,980
1,162	IMS Health Incorporated, Term Loan B, 3.50%, due 3/17/21	1,147
2,450	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	2,438
1,575	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	1,614
2,252	Mitchell International, Inc., Term Loan, 4.50%, due 10/13/20	2,230
1,370	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	1,363
675	Monitronics, Term Loan B, due 3/23/18	671	¢^^
915	Quintiles Transnational, Term Loan B-3, due 6/8/18	906	¢^^
4,175	Servicemaster Company, Term Loan, 4.25%, due 7/1/21	4,134
2,299	SunGard Data Systems, Term Loan E, 4.00%, due 3/8/20	2,288
1,883	SymphonyIRI Group, Inc., Term Loan, 4.75%, due 9/30/20	1,883	Ñ
1,876	TRANS UNION LLC, Term Loan, 4.00%, due 4/9/21	1,851
		48,412
Cable & Satellite Television (3.0%)
1,062	Casema Holdings BV, Term Loan B3, 2.50%, due 1/15/22	1,034	††
646	Casema Holdings BV, Term Loan B2, 3.25%, due 1/15/22	628	††
1,002	Casema Holdings BV, Term Loan B1, 3.25%, due 1/15/22	975
1,620	Charter Communications Operating LLC, Term Loan G, 4.25%, due 9/10/21	1,630
1,000	Mediacom Broadband LLC, Term Loan G, 4.00%, due 1/20/20	983
2,459	Numericable (YPSO), Term Loan B-2, 4.50%, due 5/21/20	2,463
2,843	Numericable (YPSO), Term Loan B-1, 4.50%, due 5/21/20	2,847
1,230	Virgin Media, Term Loan B, 3.50%, due 6/7/20	1,212
1,115	Wide Open West, Term Loan B, 4.75%, due 4/1/19	1,113	¢^^
		12,885
Chemicals & Plastics (2.5%)
2,929	Dupont Performance Coatings, Term Loan B, 3.75%, due 2/1/20	2,879
1,725	Huntsman International LLC, Term Loan, 3.75%, due 8/12/21	1,701
1,646	Ineos Holdings, Term Loan, 3.75%, due 5/4/18	1,624
2,603	MacDermid Inc., First Lien Term Loan B, 4.00%, due 6/7/20	2,547
231	OXEA FIN/CY SCA, First Lien Term Loan B-2, 4.25%, due 1/15/20	225
1,724	PQ Corporation, Term Loan, 4.00%, due 8/7/17	1,704
		10,680
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Conglomerates (0.2%)
$945	CST, Term Loan, due 9/30/21	$944	Ñ¢^^
Containers & Glass Products (3.4%)
1,767	Ardagh Packaging, Term Loan, 4.00%, due 12/17/19	1,748
1,530	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	1,521
1,120	Berlin Packaging, Second Lien Term Loan, 7.75%, due 9/30/22	1,115	¢^^
1,770	Berry Plastics, Term Loan D, 3.50%, due 2/8/20	1,731
592	Berry Plastics, Term Loan E, 3.75%, due 1/6/21	581
3,835	BWAY Corporation, Term Loan, 5.50%, due 8/14/20	3,850
810	Mauser, First Lien Term Loan, 4.50%, due 7/31/21	797
1,470	Mauser, Second Lien Term Loan, 8.25%, due 7/31/22	1,441
1,903	Reynolds Group, Term Loan, 4.00%, due 12/1/18	1,891
		14,675
Cosmetics - Toiletries (0.3%)
266	Prestige Brands, Inc., Term Loan B-1, 4.13%, due 1/31/19	266
1,000	Prestige Brands, Inc., Term Loan B-2, 4.50%, due 8/31/21	1,000
		1,266
Drugs (1.4%)
900	Capsugel Inc., Term Loan B, due 8/1/18	886	¢^^
3,117	Par Pharmaceutical Companies, Inc., Term Loan B-2, 4.00%, due 9/30/19	3,068
1,593	Valeant Pharmaceuticals, Term Loan B, 3.50%, due 2/13/19	1,579
364	Valeant Pharmaceuticals, Term Loan B, 3.50%, due 8/5/20	361
		5,894
Ecological Services & Equipment (0.7%)
3,174	ADS Waste Holdings, Inc., Term Loan B-2, 3.75%, due 10/9/19	3,103
Electronics - Electrical (6.9%)
2,958	Avago Technologies, Term Loan, 3.75%, due 5/6/21	2,947
3,653	BMC Software, Term Loan, 5.00%, due 9/10/20	3,611
4,202	Datatel-Sophia LP, Term Loan B-1, 4.00%, due 7/19/18	4,157
2,010	Dell, Term Loan B, due 4/29/20	2,012	¢^^
1,362	Epicor Software Corp., Term Loan B-2, 4.00%, due 5/16/18	1,349
3,130	Freescale Semiconductor, Term Loan B-4, 4.25%, due 2/28/20	3,084
119	Freescale Semiconductor, Term Loan B5, 5.00%, due 1/15/21	119
2,338	Go Daddy, Term Loan, 4.75%, due 5/5/21	2,329
1,402	Infor Global Solutions Ltd., Term Loan B-5, 3.75%, due 6/3/20	1,382
2,229	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	2,199
1,575	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	1,486
1,900	Vantiv, Term Loan B, 3.75%, due 6/13/21	1,884
3,040	Zebra Technologies, Term Loan B, due 9/30/21	3,059	¢^^
		29,618

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Financial Intermediaries (5.2%)
$2,424	CITCO, Term Loan, 4.25%, due 6/29/18	$2,401
2,311	First Data Corporation, Term Loan B, 3.65%, due 9/24/18	2,288
4,364	First Data Corporation, Term Loan, 4.15%, due 3/24/21	4,334
920	Grosvenor Capital Management Holdings, LLP, Term Loan, 3.75%, due 1/4/21	897
1,621	Guggenheim Partners, Term Loan, 4.25%, due 7/22/20	1,611
2,274	Home Loan Servicing Solutions, Term Loan, 4.50%, due 6/26/20	2,126
137	Mondrian Investment, Term Loan B-1, due 3/9/20	136	¢^^
2,872	Ocwen Financial, Term Loan, 5.00%, due 2/15/18	2,771
2,468	SAM Finance, Term Loan, 4.25%, due 12/17/20	2,457
3,754	Walter Investment Mgmt., Term Loan B, 4.75%, due 12/18/20	3,529
		22,550
Food & Drug Retailers (0.7%)
3,240	Rite Aid Corp., Term Loan 2, 4.88%, due 6/21/21	3,232
Food Products (2.3%)
3,032	Del Monte Corp., Term Loan, 3.50%, due 3/9/20	2,912
2,004	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	1,879
1,550	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	1,379
1,346	HJ Heinz Company, Term Loan B-2, 3.50%, due 6/5/20	1,338
631	Pinnacle Foods Finance LLC, Term Loan G, 3.25%, due 4/29/20	619
1,651	Pinnacle Foods Finance LLC, Term Loan H, 3.25%, due 4/29/20	1,619
		9,746
Food Service (0.8%)
3,665	Burger King Corporation, Term Loan B, 4.50%, due 9/30/21	3,661
Health Care (6.2%)
185	AmSurg Corp., Term Loan, due 7/16/21	183	¢^^
733	CCC Information Services Inc., Term Loan, 4.00%, due 12/20/19	720
3,792	CHS/Community Health, Term Loan D, 4.25%, due 1/27/21	3,793	¢^^
3,026	dj Orthopedics LLC, Term Loan B, 4.25%, due 9/15/17	3,010
1,411	EMS-Emergency Medical Services, Term Loan, 4.00%, due 5/25/18	1,400
2,587	IASIS Healthcare Corporation, Term Loan B-2, 4.50%, due 5/3/18	2,583
2,647	Immucor, Term Loan B-2, 5.00%, due 8/19/18	2,642
1,636	Kindred Healthcare, Term Loan, 4.00%, due 4/9/21	1,617
890	Knowledge Learning Corporation, Term Loan, due 3/18/21	895	¢^^
3,420	Multiplan, Inc., Term Loan, 4.00%, due 3/31/21	3,364
2,752	Pharmaceutical Product Development, Inc., Term Loan, 4.00%, due 12/5/18	2,731
910	Select Medical, Term Loan B, 3.75%, due 6/1/18	901
2,848	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	2,846	¢^^
		26,685
Home Furnishings (0.7%)
3,133	AOT Bedding Super Holdings, LLC, Term Loan, 4.25%, due 10/1/19	3,101

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Industrial Equipment (4.6%)
$1,917	Crosby Worldwide, First Lien Term Loan, 4.00%, due 11/23/20	$1,835
1,615	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	1,530
2,579	Doosan Infracore, Term Loan B, 4.50%, due 5/28/21	2,580
1,845	Filtration Group, First Lien Term Loan, 4.50%, due 11/20/20	1,838
1,538	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	1,530
1,208	Gardner Denver, Term Loan, 4.25%, due 7/30/20	1,190	¢^^
2,326	Husky Injection Molding, Term Loan, 4.25%, due 6/30/21	2,286
1,375	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	1,344
1,431	Minimax Viking, Term Loan B1, 4.25%, due 8/14/20	1,423
3,102	Rexnord Corp., Term Loan B, 4.00%, due 8/21/20	3,056
443	Signode Industrial, Term Loan B, 4.00%, due 5/1/21	435	¢^^
910	VAT Holding, Term Loan, due 2/11/21	902	¢^^
		19,949
Insurance (0.8%)
1,470	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	1,426
410	Sedgwick Holdings Inc., Second Lien Term Loan, due 2/28/22	398	¢^^
1,535	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	1,489
		3,313
Leisure Goods - Activities - Movies (3.1%)
2,360	Bombardier Recreational Products Inc., Term Loan B, 4.00%, due 1/30/19	2,317
4,351	Emerald Expositions Holdings, Term Loan, 4.75%, due 6/17/20	4,345
2,508	Formula One, Term Loan B3, 4.75%, due 7/30/21	2,487
1,576	SRAM, First Lien Term Loan, 4.01%, due 4/10/20	1,544
2,676	Warner Music Group, Term Loan B, 3.75%, due 7/1/20	2,589
		13,282
Lodging & Casinos (9.5%)
2,845	Aristocrat Leisure, Term Loan B, due 10/31/21	2,823	¢^^
2,928	Boyd Gaming Corporation, Term Loan B, 4.00%, due 8/14/20	2,886
1,081	Cannery Casinos, First Lien Term Loan, 6.00%, due 10/2/18	1,015
1,980	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	1,995
3,705	CityCenter, Term Loan B, 4.25%, due 10/16/20	3,679
1,565	Extended Stay, Term Loan, 5.00%, due 6/24/19	1,570
1,426	Four Seasons Holdings Inc., First Lien Term Loan, 3.50%, due 6/27/20	1,412
640	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	642	Ñ
2,202	Hilton Worldwide, Term Loan, 3.50%, due 10/26/20	2,179
2,823	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	2,738
1,990	Peninsula Gaming, Term Loan B, 4.25%, due 11/20/17	1,982
1,823	Pinnacle Entertainment, Term Loan B-2, 3.75%, due 8/13/20	1,803
361	Scientific Games Corp., Term Loan, 4.25%, due 10/18/20	353
6,135	Scientific Games Corp., Term Loan B-2, 6.00%, due 10/1/21	6,002
2,731	SHINGLE SPRINGS, Term Loan, 6.25%, due 8/29/19	2,752	Ñ
3,777	Station Casinos, Term Loan B, 4.25%, due 3/2/20	3,732
3,315	Twin Rivers Casino, Term Loan, 5.25%, due 7/10/20	3,298
		40,861
Nonferrous Metals - Minerals (0.5%)
2,172	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	2,100

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Oil & Gas (1.3%)
$2,070	Fieldwood Energy, Term Loan, 3.88%, due 9/28/18	$2,022
90	Fieldwood Energy, Second Lien Term Loan, due 9/30/20	86	¢^^
2,450	NFR Energy, Second Lien Term Loan, 8.75%, due 12/31/18	2,313
1,210	Samson Investment Company, Second Lien Term Loan 1, 5.00%, due 9/25/18	1,114
		5,535
Publishing (3.4%)
4,035	EMI Publishing, Term Loan B-2, 3.75%, due 6/29/18	3,990
1,789	Interactive Data Corporation, Term Loan, 4.75%, due 5/2/21	1,788	¢^^
910	Media General, Term Loan B, 4.25%, due 7/31/20	903
3,924	Springer Science+Business Media S.A., Term Loan B3, 4.75%, due 8/14/20	3,890
4,094	Tribune Company, Term Loan, 4.00%, due 12/27/20	4,057
		14,628
Radio & Television (2.6%)
2,352	Cumulus Media, Term Loan, 4.25%, due 12/23/20	2,325
484	Gray Television Inc., Term Loan, 3.75%, due 6/13/21	477
3,729	iHeartCommunications Inc., Term Loan D, 6.90%, due 1/30/19	3,515
3,188	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	3,153
1,901	Univision Communications Inc., First Lien Term Loan, 4.00%, due 3/1/20	1,880
		11,350
Retailers (except food & drug) (5.2%)
3,439	99¢ Only Stores, Term Loan B-2, 4.50%, due 1/11/19	3,413
2,896	Amscan Holdings, Inc., Term Loan, 4.00%, due 7/27/19	2,834
1,092	Burlington Coat, Term Loan B-3, 4.25%, due 8/13/21	1,085
2,765	Coinmach Corp., First Lien Term Loan, 4.25%, due 11/14/19	2,735
2,849	Hudson's Bay Company, First Lien Term Loan, 4.75%, due 11/4/20	2,849
645	Mattress Holdings Corp., Term Loan B, 5.25%, due 9/30/21	645
4,204	Michaels Stores Inc., Term Loan B, 3.75%, due 1/28/20	4,126
787	Michaels Stores Inc., Term Loan, 4.00%, due 1/28/20	777
900	Neiman Marcus Group Inc., Term Loan, 4.25%, due 10/25/20	887	¢^^
709	PETCO Animal Supply Inc., Term Loan, 4.00%, due 11/24/17	702
435	Pilot Travel Centers, Term Loan B, 4.25%, due 10/3/21	435
2,130	Sears Holding Corp., Term Loan, 5.50%, due 6/30/18	2,067
		22,555
Steel (1.5%)
3,789	FMG Resources, Term Loan, 3.75%, due 6/30/19	3,693
1,678	McJunkin Red Man Corporation, Term Loan, 5.00%, due 11/8/19	1,680
905	TMS International, Term Loan B, 4.50%, due 10/16/20	896
		6,269
Surface Transport (0.3%)
610	FleetCor Technologies, Term Loan B, due 9/30/21	607	¢^^
915	Hertz Corporation, Term Loan B-1, due 3/11/18	903	¢^^
		1,510

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Utilities (4.5%)
$3,068	Calpine Corp., Term Loan, 4.00%, due 10/31/20	$3,038
2,612	Dynegy Holdings Inc., Term Loan B-2, 4.00%, due 4/23/20	2,594
1,344	Equipower Resources, First Lien Term Loan B, 4.25%, due 12/21/18	1,336
2,032	Equipower Resources, First Lien Term Loan C, 4.25%, due 12/31/19	2,020
3,152	Essential Power, Term Loan, 4.75%, due 8/8/19	3,152	Ñ
2,803	La Frontera Generation, Term Loan, 4.50%, due 9/30/20	2,782
1,825	TPF II, Term Loan, 5.50%, due 10/2/21	1,814
2,650	TXU Energy, Term Loan, 4.25%, due 6/19/16	2,643
		19,379
	Total Bank Loan Obligations (Cost $409,550)	405,915
Corporate Debt Securities (4.8%)
Building & Construction (0.5%)
1,150	D.R. Horton, Inc., Guaranteed Notes, 3.63%, due 2/15/18	1,170	@
1,100	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	1,150	@
		2,320
Cable & Satellite Television (0.3%)
1,225	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	1,384	@
Consumer - Commercial - Lease Financing (0.3%)
1,150	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 2.75%, due 5/15/17	1,136	ñ@
Electric - Generation (0.3%)
1,270	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,426	@
Electric - Integrated (0.3%)
1,150	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	1,147	ñ@
Energy - Exploration & Production (0.4%)
895	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	909	ñ@
995	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	915
		1,824
Food - Wholesale (0.2%)
975	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	941	ñ
Gaming (0.3%)
1,000	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	1,097
Health Facilities (0.3%)
1,150	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	1,151	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Media Content (0.7%)
$1,380	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	$1,428	@
1,355	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,425	ñ@
		2,853
Packaging (0.3%)
1,390	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	1,387	ñ@
Software - Services (0.3%)
1,145	Ceridian LLC/Comdata, Inc., Guaranteed Notes, 8.13%, due 11/15/17	1,145	ñ@
Support - Services (0.3%)
1,150	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	1,128
Telecom - Satellite (0.3%)
1,375	Intelsat Luxembourg SA, Guaranteed Notes, 6.75%, due 6/1/18	1,423	@
	Total Corporate Debt Securities (Cost $20,370)	20,362
NUMBER OF SHARES
Short-Term Investments (2.0%)
34	State Street Institutional Government Money Market Fund Premier Class	0
8,667,702	State Street Institutional Treasury Money Market Fund Premier Class	8,668	@
	Total Short-Term Investments (Cost $8,668)	8,668
	Total Investments (101.0%) (Cost $438,588)	434,945	##
	Liabilities, less cash, receivables and other assets [(1.0%)]	(4,096)
	Total Net Assets (100.0%)	$430,849

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (5.4%)
All Telecom (1.3%)
$5,230	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	$5,208
1,560	Intelsat Jackson HLDG, Term Loan B-2, 3.75%, due 6/30/19	1,546
35,090	Level 3 Financing Inc., Term Loan, due 7/1/15	35,090	Ñ¢^^f
4,551	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	4,528
		46,372
Automotive (0.2%)
5,261	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	5,271
Building & Development (0.2%)
7,174	Realogy Corporation, Term Loan B, 3.75%, due 3/5/20	7,111
Business Equipment & Services (0.2%)
1,683	Advantage Sales and Marketing, First Lien Term Loan, due 7/23/21	1,667	¢^^
42	Advantage Sales and Marketing, First Lien Term Loan, due 7/23/21	41	¢^^
3,270	Advantage Sales and Marketing, Second Lien Term Loan, due 7/25/22	3,245	¢^^
3,670	Servicemaster Company, Term Loan, 4.25%, due 7/1/21	3,634
		8,587
Ecological Services & Equipment (0.2%)
5,452	ADS Waste Holdings, Inc., Term Loan B-2, 3.75%, due 10/9/19	5,331
Electronics - Electrical (1.1%)
15,290	Avago Technologies, Term Loan, 3.75%, due 5/6/21	15,235
4,469	Datatel-Sophia LP, Term Loan B-1, 4.00%, due 7/19/18	4,421
15,803	Freescale Semiconductor, Term Loan B-4, 4.25%, due 2/28/20	15,571
4,987	NXP Funding, Term Loan D, 3.25%, due 1/11/20	4,931
		40,158
Financial Intermediaries (0.2%)
5,351	First Data Corporation, Term Loan B, 3.65%, due 3/24/17	5,309
Food Products (0.1%)
3,057	Pinnacle Foods Finance LLC, Term Loan G, 3.25%, due 4/29/20	2,998
1,992	Pinnacle Foods Finance LLC, Term Loan H, 3.25%, due 4/29/20	1,953
		4,951
Food Service (0.3%)
9,894	Aramark Corporation, Term Loan F, 3.25%, due 9/6/19	9,749

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Health Care (0.4%)
$481	Multiplan, Inc., Term Loan, 4.00%, due 3/31/21	$473
12,897	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	12,888
		13,361
Lodging & Casinos (0.7%)
3,897	Graton Casino, Term Loan, 9.00%, due 8/22/18	4,004
22,423	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	21,751
		25,755
Radio & Television (0.5%)
8,522	iHeartCommunications Inc., Term Loan B, 3.80%, due 1/29/16	8,443
3,041	iHeartCommunications Inc., Term Loan D, 6.90%, due 1/30/19	2,867
6,429	iHeartCommunications Inc., Term Loan E, 7.65%, due 7/30/19	6,174
		17,484
	Total Bank Loan Obligations (Cost $189,827)	189,439
Corporate Debt Securities (90.8%)
Advertising (1.2%)
17,095	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	18,185
4,150	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	4,274
11,215	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	11,608
9,670	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	9,815	ñ
		43,882
Aerospace & Defense (0.2%)
5,635	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	5,522
Auto Loans (0.2%)
7,000	General Motors Financial Co., Inc., Guaranteed Notes, 4.25%, due 5/15/23	7,210
Automakers (0.6%)
11,670	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	12,501	@
8,865	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	9,907
		22,408
Beverages (0.3%)
1,985	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	2,015	Ø
6,230	Constellation Brands, Inc., Guaranteed Notes, 4.25%, due 5/1/23	6,261
2,890	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	2,955	Ø
		11,231

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Building & Construction (1.6%)
$6,670	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	$6,587
11,665	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	12,438
6,165	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	6,442
10,750	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	10,643	@
4,430	Ryland Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	4,341
3,065	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,586
12,095	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	12,181	ñ
		56,218
Building Materials (0.8%)
14,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	16,734	@
10,615	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	11,107	ñ
		27,841
Cable & Satellite Television (4.3%)
18,420	Altice SA, Senior Secured Notes, 7.75%, due 5/15/22	19,295	ñ
3,840	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	3,998
3,750	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	3,909
5,245	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	5,278
1,990	CCO Holdings LLC, Guaranteed Notes, 5.13%, due 2/15/23	1,985
14,347	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	14,957	ñ
9,022	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	8,808	ñ
5,075	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	5,747
9,850	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	10,244
14,239	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	15,805
15,015	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	14,977	ñ
18,070	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	18,477	ñ
4,265	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	4,388	ñ
7,060	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	7,431	ñ
7,975	Virgin Media Finance PLC, Senior Unsecured Notes, 6.00%, due 10/15/24	8,294	ñ
6,180	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	6,412	ñ
		150,005
Chemicals (1.7%)
645	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	692
11,190	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	11,274
11,235	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	12,246
3,895	INEOS Finance PLC, Senior Secured Notes, 8.38%, due 2/15/19	4,177	ñ
3,050	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	3,145	ñ
21,595	PQ Corp., Secured Notes, 8.75%, due 5/1/18	22,891	ñ
6,360	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	6,885	ñ
		61,310
Consumer - Commercial Lease Financing (6.6%)
14,580	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	14,471	ñ
19,575	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	19,771	ñ
9,195	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	9,333

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$11,055	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	$12,050	@
26,230	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	31,542	@
2,550	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, due 9/30/24	2,652
2,150	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	2,268
14,185	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	15,533	ñ
23,205	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	23,350
11,450	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	12,237
6,325	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	7,274
4,910	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	4,925
15,525	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	16,980
8,260	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	10,242
10,345	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	10,726
29,535	SLM Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	29,978
10,230	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	10,563
		233,895
Electric - Generation (2.5%)
3,105	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	3,346	ñ
8,030	Dynegy Finance I, Inc./Dynegy Finance II, Inc., Senior Secured Notes, 6.75%, due 11/1/19	8,311	ñ
10,910	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	12,246
18,776	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	20,302
26,625	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	29,021
13,350	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	13,984
		87,210
Electric - Integrated (0.3%)
12,365	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	12,334	ñ
Electronics (0.6%)
10,490	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	10,700
2,506	Freescale Semiconductor, Inc., Guaranteed Notes, 8.05%, due 2/1/20	2,644	@
7,130	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	7,308	ñ
		20,652
Energy - Exploration & Production (12.4%)
11,635	Antero Resources Corp., Guaranteed Notes, 5.13%, due 12/1/22	11,637	ñ
6,995	Antero Resources Finance Corp., Guaranteed Notes, 5.38%, due 11/1/21	7,100
4,290	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	4,354	ñ
10,065	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	10,266	ñ
9,775	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	10,019	ñ
5,150	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	5,588
10,220	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	11,523
1,465	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	1,626
15,895	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	16,257
5,330	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	5,730
12,880	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	13,621
22,340	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	20,553
40,366	EP Energy LLC/EP Energy Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	44,100
20,212	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	17,837
16,965	EXCO Resources, Inc., Guaranteed Notes, 8.50%, due 4/15/22	14,802
1,595	Laredo Petroleum, Inc., Guaranteed Notes, 7.38%, due 5/1/22	1,659

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$37,795	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	$34,771
13,160	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	13,193
25,225	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	24,720
14,640	Linn Energy LLC, Guaranteed Notes, 6.50%, due 9/15/21	13,396
32,348	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	35,017	@
15,235	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	16,378
6,380	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	6,635
4,945	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	5,217
2,458	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	2,578
10,990	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	10,660
9,790	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/22	9,398
6,995	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/24	6,715
22,206	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	19,763
17,700	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	15,974
16,495	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	14,722
7,275	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	7,530
4,450	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	4,339
		437,678
Food & Drug Retailers (0.5%)
6,195	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	6,844
10,775	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	11,503
		18,347
Food - Wholesale (0.5%)
16,890	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	16,299	ñ
Gaming (5.3%)
6,143	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	6,558
3,395	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	3,488
21,795	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	22,667
5,255	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	5,531
15,540	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	17,405	ñ
6,340	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	6,784
10,430	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	10,691
17,505	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	20,262
5,445	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	5,390	ñ
28,225	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	29,072
14,215	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	15,601
12,055	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	12,718	ñ
635	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	679
7,455	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	8,144
2,265	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	1,801	ñ
15,510	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	16,208
3,572	Wynn Las Vegas LLC, Senior Unsecured Notes, 7.75%, due 8/15/20	3,840
		186,839
Gas Distribution (5.4%)
3,475	Access Midstream Partners L.P., Guaranteed Notes, 5.88%, due 4/15/21	3,675
12,154	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	13,217
4,075	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	4,258

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$4,340	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 3/15/24	$4,535
21,290	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	22,674
17,491	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	18,890
7,760	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	8,924
8,280	Energy Transfer Equity LP, Senior Secured Notes, 5.88%, due 1/15/24	8,694
13,325	Ferrellgas LP/Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	13,425
1,990	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 5.50%, due 2/15/23	2,119
11,083	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.50%, due 7/15/23	11,360
12,890	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.88%, due 12/1/18	13,373
3,600	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	3,825
10,485	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	11,167
15,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.00%, due 10/1/22	15,300
6,135	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	6,350
7,785	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 4.50%, due 11/1/23	7,727
4,397	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	4,727
6,465	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	6,562	ñ
2,590	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	2,564
2,700	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Senior Unsecured Notes, 5.50%, due 10/15/19	2,774	ñ
4,300	Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Unsecured Notes, 6.25%, due 10/15/22	4,451	ñ
		190,591
Health Facilities (6.2%)
9,195	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	9,527	ñ
4,670	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	4,857
5,220	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	5,638
4,720	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	4,932
20,585	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	22,180
8,400	Columbia/HCA Corp., Guaranteed Notes, 7.69%, due 6/15/25	9,492
1,370	Columbia/HCA Corp., Guaranteed Notes, 7.05%, due 12/1/27	1,418
13,005	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	13,265
4,910	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	5,205
5,050	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	5,435
8,465	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	8,603
11,105	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	12,410
2,815	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	2,861
12,905	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	13,308
28,890	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	30,479
11,760	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	12,170
1,230	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	1,276
9,625	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	10,455
2,800	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	2,804	ñ
9,530	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 2/1/20	10,078

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$7,820	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	$8,406
12,265	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	14,059
4,825	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	4,728
5,565	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	6,010
		219,596
Health Services (0.3%)
5,190	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	5,255	ñ
5,595	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 5/15/24	5,763
		11,018
Investments & Misc. Financial Services (1.1%)
12,475	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	12,413
7,080	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	7,204
20,950	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	19,745	ñ
		39,362
Machinery (0.9%)
11,325	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	12,712
5,335	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	5,615
7,230	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	7,519
6,760	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	7,318
		33,164
Media - Diversified (1.3%)
12,430	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	12,927
1,460	Gannett Co., Inc., Guaranteed Notes, 4.88%, due 9/15/21	1,471	ñ
2,190	Gannett Co., Inc., Guaranteed Notes, 5.50%, due 9/15/24	2,261	ñ
14,955	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	15,535
4,540	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	4,699
9,845	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	10,140
		47,033
Media Content (3.0%)
5,581	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	6,083
15,920	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	16,477
15,455	iHeartCommunications, Inc., Senior Unsecured Notes, 10.00%, due 1/15/18	12,915
3,478	iHeartCommunications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	3,156
4,095	iHeartCommunications, Inc., Senior Secured Notes, 9.00%, due 12/15/19	4,139
28,148	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	29,767
2,065	iHeartCommunications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	1,714
1,355	Sirius XM Radio, Inc., Senior Unsecured Notes, 4.25%, due 5/15/20	1,347	ñ
250	Sirius XM Radio, Inc., Senior Unsecured Notes, 5.88%, due 10/1/20	264	ñ
14,831	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	15,591	ñ
2,275	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	2,460	ñ
10,349	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	11,487	ñ
		105,400

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Medical Products (1.1%)
$7,990	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	$8,409
4,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	4,847	ñ
3,680	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	3,692	ñ
2,825	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	3,079	ñ
3,020	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	3,039	ñ
10,480	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	11,607	ñ
4,450	Fresenius US Finance II, Inc., Guaranteed Notes, 4.25%, due 2/1/21	4,589	ñ
		39,262
Metals - Mining Excluding Steel (1.4%)
6,225	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	6,569
3,820	Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	2,493
20,713	Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	10,356
20,215	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	9,299
21,360	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	21,680	ñ
		50,397
Packaging (3.9%)
3,730	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	3,907
47,110	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	52,528	@
1,040	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	1,044
3,075	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 5.63%, due 12/15/16	3,083	ñ
5,960	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	5,945	ñ
3,648	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	3,899
35,100	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	38,171
16,590	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	17,772
4,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	4,886
5,875	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	6,242
		137,477
Pharmaceuticals (2.3%)
6,370	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.00%, due 7/15/19	6,704	ñ
3,050	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.25%, due 1/15/22	3,256	ñ
18,085	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	17,678	ñ
9,620	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	10,317	ñ
3,370	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	3,585	ñ
3,386	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	3,505	ñ
33,547	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	34,428	ñ
		79,473
Printing & Publishing (2.0%)
2,516	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	2,818
24,035	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	28,181
17,115	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	19,083
10,620	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	11,948
4,775	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	4,942
4,365	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	4,365
		71,337

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Real Estate Dev. & Mgt. (0.2%)
$5,310	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	$5,761	ñ
Recreation & Travel (0.2%)
5,845	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.25%, due 3/15/21	5,874
Software/Services (3.8%)
6,270	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	6,928	ñ
6,235	Ceridian LLC/Comdata, Inc., Guaranteed Notes, 8.13%, due 11/15/17	6,235	ñ
12,584	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	14,503
39,242	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	47,385	@
4,910	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	5,659
4,316	First Data Corp., Guaranteed Notes, 11.75%, due 8/15/21	5,061
4,840	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	4,864	ñ
9,000	Sophia Holding Finance L.P./Sophia Holding Finance, Inc., Guaranteed Notes, 9.63%, due 12/1/18	9,157	ñc
15,580	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	16,710	ñ
1,887	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	1,967
2,229	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	2,307
4,600	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	4,905
6,520	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	6,846
		132,527
Specialty Retail (0.7%)
6,455	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	6,923
3,133	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	3,744
1,890	Limited Brands, Inc., Guaranteed Notes, 6.63%, due 4/1/21	2,141
4,515	Limited Brands, Inc., Guaranteed Notes, 5.63%, due 2/15/22	4,842
4	Michaels FinCo Holdings LLC/Michaels FinCo, Inc., Senior Unsecured Notes, 7.50%, due 8/1/18	4	ñc
5,295	Party City Holdings, Inc., Guaranteed Notes, 8.88%, due 8/1/20	5,745
		23,399
Steel Producers/Products (1.3%)
8,015	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	8,576
22,614	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	23,999
13,190	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	14,080
		46,655
Support - Services (3.9%)
3,750	AECOM Technology Corp., Guaranteed Notes, 5.88%, due 10/15/24	3,966	ñ
8,710	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	8,971	ñ
3,605	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	3,542
22,440	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	19,523
2,845	APX Group, Inc., Senior Unsecured Notes, 8.75%, due 12/1/20	2,475	ñ
5,000	Hertz Corp., Guaranteed Notes, 6.75%, due 4/15/19	5,213
5,885	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	5,929
3,585	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	3,639	ñ
5,170	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	5,558
26,870	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	27,407
20,420	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	21,798
11,724	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	12,398

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$5,860	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	$6,358
8,660	United Rental N.A., Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	9,439
		136,216
Technology Hardware & Equipment (0.3%)
2,325	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	2,319	ñ
8,170	CommScope, Inc., Guaranteed Notes, 5.50%, due 6/15/24	8,262	ñ
		10,581
Telecom - Satellite (1.6%)
7,365	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	7,973
9,035	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	9,035	ñ
3,360	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	3,503
14,280	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	14,316
10,185	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	10,643
9,570	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	10,168
		55,638
Telecom - Wireless (5.2%)
11,390	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	11,504
3,910	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,086
12,580	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	12,234
25,998	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	29,053
17,685	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	18,702	ñ
18,545	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	20,075	ñ
7,270	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	8,551	ñ
3,135	Sprint Nextel Corp., Senior Unsecured Notes, 7.00%, due 8/15/20	3,323
14,045	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	14,817
10,210	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	10,759
3,740	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	3,876
3,680	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	3,892
8,680	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	8,940
5,125	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	5,420
2,235	T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	2,341
11,535	T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	11,852
14,135	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	13,817	ñ
		183,242
Telecom - Wireline Integrated (4.5%)
10,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	10,600
3,065	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	3,356
3,795	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	4,212
22,347	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	24,247
10,855	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	12,049
4,115	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 3/15/19	4,537
7,380	Frontier Communications Corp., Senior Unsecured Notes, 6.88%, due 1/15/25	7,472
11,560	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	12,355
16,915	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	18,099
12,320	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	13,552
10,320	Telecom Italia Capital SA, Guaranteed Notes, 6.00%, due 9/30/34	10,165
5,540	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	5,609	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$9,570	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	$9,645
4,845	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	5,184
16,505	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	17,537
		158,619
Theaters & Entertainment (0.6%)
19,691	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	20,946	ñ
	Total Corporate Debt Securities (Cost $3,135,963)	3,202,449
NUMBER OF SHARES
Short-Term Investments (2.6%)
92,882,340	State Street Institutional Liquid Reserves Fund Premier Class (Cost $92,882)	92,882
	Total Investments (98.8%) (Cost $3,418,672)	3,484,770	##
	Cash, receivables and other assets, less liabilities (1.2%)	42,843
	Total Net Assets (100.0%)	$3,527,613

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (101.3%)
Alabama (0.6%)
$1,000	Columbia IDB PCR (Alabama Pwr. Co. Proj.), Ser. 1995-A, 0.07%, due 5/1/22	$1,000	µß
Alaska (1.6%)
2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,548	Ø
Arizona (0.4%)
575	Tucson Cert. of Participation Ref., Ser. 2014, (AGM Insured), 4.00%, due 7/1/21	644
Arkansas (0.7%)
1,145	Springdale Sales & Use Rev., Ser. 2012, 3.00%, due 11/1/21	1,201
California (10.8%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	783
2,000	California G.O. Ref., Ser. 2013, 5.00%, due 11/1/25	2,411
1,040	California St. Hlth. Facs. Fin. Au. Ref. Rev. (NCROC - Paradise Valley Estates Proj.), Ser. 2013, 3.00%, due 1/1/21	1,111	ß
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,086	µß
500	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	578	ß
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	287	ß
2,500	Deutsche Bank Spears/Lifers Trust Var. Sts. (Anaheim California Pub. Imp.), Ser. 2008-DB665, (AGM Insured), 0.22%, due 9/1/30	2,500	ñµd
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	841
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,556
200	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/27	219
300	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/28	327
625	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	649
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,100
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,814
740	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	496
645	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	413
440	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 2.63%, due 6/1/21	443
		17,614
Colorado (0.8%)
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	766	@
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	537
		1,303

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
District of Columbia (1.6%)
$460	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/21	$534	ß
350	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/22	406	ß
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,145	ß
505	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 2.15%, due 6/1/15	505	ß
		2,590
Florida (9.9%)
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,126
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,461	@
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,501
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,447	µ@
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,037
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,172
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	748
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,407	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,757	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,153	@
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,387
		16,196
Georgia (4.3%)
1,000	Bartow Co. Dev. Au. Rev. (Georgia Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,035	µß
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,924	ß
1,000	Fulton Co. Dev. Au. Rev. (Morehouse College Proj.), Ser. 2007, (AMBAC Insured), 5.00%, due 12/1/19	1,091	ß
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,264
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	507	µß
500	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/22	572	ß
540	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/25	622	ß
		7,015
Illinois (8.7%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,100
1,165	Chicago Park Dist. G.O., Ser. 2011-C, 5.00%, due 1/1/24	1,341
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,710
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.35%, due 12/1/29	1,114
1,195	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.63%, due 12/1/32	1,341
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,228
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	499
1,000	Illinois St. G.O., Ser. 2013, 5.50%, due 7/1/25	1,137
1,000	Illinois St. G.O., Ser. 2014, 4.00%, due 2/1/23	1,040

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	$514
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	549
950	Springfield G.O., Ser. 2014, 4.25%, due 12/1/27	1,001
1,415	Springfield G.O., Ser. 2014, 5.00%, due 12/1/28	1,580
		14,154
Indiana (5.8%)
1,000	Boone Co. Hosp. Assoc. Lease Rev., Ser. 2005, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/10/17	1,031
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	534	ß
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,272	µß
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,851
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,102
1,280	Indiana St. Muni. Pwr. Agcy. Rev., Ser. 2011-A, 5.00%, due 1/1/18	1,444
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,210	µß
		9,444
Kansas (0.5%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	749	ß
Louisiana (3.8%)
1,280	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Plaquemines Proj.), Ser. 2012, (AGM Insured), 4.00%, due 9/1/21	1,385
3,300	Louisiana St. Pub. Facs. Au. Rev. (Air Prods. & Chemicals Proj.), Ser. 2007, 0.07%, due 5/1/42	3,300	µß
395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	418
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	587
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	577
		6,267
Massachusetts (0.5%)
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	336
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	521	ß
		857
Michigan (3.1%)
2,000	Brighton Area Sch. Dist. G.O. (Sch. Bldg. & Site), Ser. 2013-II, 5.00%, due 5/1/20	2,313
350	Forest Hills Pub. Schs. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	358
1,400	L'Anse Creuse Pub. Schs. G.O. (Sch. Bldg. & Site), Ser. 2008, (LOC: JPMorgan Chase Bank N.A.), 0.09%, due 5/1/35	1,400	µ
900	Michigan St. Hosp. Fin. Au. Rev. (Ascension Hlth. Credit Group), Ser. 2010-F4, 1.95%, due 11/15/47 Putable 4/1/20	911	µß
		4,982

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Minnesota (0.5%)
$755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	$866
Mississippi (2.6%)
1,230	Lamar Co. Sch. Dist. Ref. G.O., Ser. 2013, 2.63%, due 6/1/19	1,279
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,204
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,525
300	Mississippi St. Bus. Fin. Commission Gulf Opportunity Rev. (Chevron U.S.A., Inc. Proj.), Ser. 2009-C, 0.07%, due 12/1/30	300	µß
		4,308
Missouri (0.5%)
700	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. (BJC Hlth. Sys.), Ser. 2014, 5.00%, due 1/1/20	823	ß
Montana (1.2%)
2,000	Livingston Rev. RANS (Livingston Healthcare Proj.), Ser. 2013, 2.00%, due 12/1/15	2,002	ß
Nevada (0.5%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	868
New Jersey (4.6%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	337
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	167
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,134
1,000	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	1,161
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,150
2,000	New Jersey Trans. Trust Fund Au., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/15/21	2,349
360	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/20	387
370	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/21	397
295	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	333
		7,415
New York (9.1%)
250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/24	295	ß
365	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/25	427	ß
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	453	ß
880	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	979
485	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	533
500	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	547
520	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	567
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,126	@
1,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	1,216
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	2,355
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,193

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	$871
1,000	Rockland Co. G.O., Ser. 2014-A, (AGM Insured), 5.00%, due 3/1/16	1,055
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,203
850	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	929	ß
		14,749
North Carolina (0.7%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	759
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	333	ß
		1,092
Ohio (0.9%)
450	Lorain G.O., Ser. 2013, (AGM Insured), 3.63%, due 12/1/25	465
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	937
		1,402
Oregon (0.2%)
315	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	319
Pennsylvania (2.7%)
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	1,046
1,285	Pennsylvania St. HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,311
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	2,066
		4,423
Puerto Rico (0.5%)
750	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/20	781
Rhode Island (3.0%)
1,250	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,298
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,285	ß
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	997	Ø
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,287
		4,867
South Carolina (2.2%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	1,007
2,335	South Carolina St. Pub. Svc. Au. Ref. Rev. (Santee Cooperative), Ser. 2012-A, 4.00%, due 12/1/20	2,641	@
		3,648
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Tennessee (3.0%)
$1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	$2,072
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.), Ser. 2012, 5.00%, due 11/1/26	1,128	ß
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Imp., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,639
		4,839
Texas (9.8%)
250	Alamo Comm. College Dist. G.O. (Maintenance Tax Notes), Ser. 2011, 4.00%, due 2/15/20	283
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	818
705	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/20	782
335	Dallas Co. Sch. G.O. (Pub. Prop. Fin. Contractual Oblig.), Ser. 2012-A, 4.00%, due 12/1/18	374
2,000	Denton Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2014-B, 2.00%, due 8/1/44 Putable 8/1/19	2,052	µ
250	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	251
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	492
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	255	ß
2,000	Houston Independent Sch. Dist. G.O. (Limited Tax), Ser. 2012, 0.95%, due 6/1/29 Putable 6/1/17	2,006	µ
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,272
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,513
1,500	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,720
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	731
160	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	174	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	217	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	215	ß
225	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	241	ß
220	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	234	ß
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	399
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	598
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,133
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	277
		16,037
Utah (2.4%)
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	499	ß
2,250	Utah St. Transit Au. Sales Tax Rev. Ref., Subser. 2014-B, 1.60%, due 6/15/18	2,289
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,161
		3,949
Vermont (0.4%)
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	691
Virginia (2.4%)
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,172
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,711
		3,883

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Washington (1.0%)
$710	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	$776
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	853
		1,629
	Total Investments (101.3%) (Cost $158,436)	165,155 ##
	Liabilities, less cash, receivables and other assets [(1.3%)]	(2,088)
	Total Net Assets (100.0%)	$163,067

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (100.1%)
New York (99.4%)
$250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/20	$278	ß
100	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/21	111	ß
225	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/22	247	ß
175	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/23	206	ß
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	272	ß
265	Build NYC Res. Corp. Ref. Rev. (Horace Mann Sch. Proj.), Ser. 2014, 5.00%, due 7/1/20	314	ßØ
250	Build NYC Res. Corp. Ref. Rev. (Horace Mann Sch. Proj.), Ser. 2014, 5.00%, due 7/1/21	298	ßØ
275	Build NYC Res. Corp. Ref. Rev. (Horace Mann Sch. Proj.), Ser. 2014, 4.00%, due 7/1/22	311	ßØ
225	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/21	262	ß
150	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/22	175	ß
135	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 4.00%, due 7/1/23	147	ß
115	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/25	133	ß
295	Genesee Valley Central Sch. Dist. Ref. G.O. (Sch. Dist. at Angelica-Belmont), Ser. 2012, (AGM Insured), 4.00%, due 6/15/15	301
1,000	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	1,154
750	Ithaca Ref. G.O., Ser. 2012-A, 3.00%, due 1/15/16	775
400	Johnson City Central Sch. Dist. Ref. G.O., Ser. 2012, (AGM Insured), 5.00%, due 6/15/26	461
400	Long Beach, NY G.O., Ser. 2014-A, 2.00%, due 11/15/15	405
825	Long Beach, NY G.O., Ser. 2014-A, (BAM Insured), 2.50%, due 11/15/16	852
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33	583
1,500	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	1,816
1,250	Metropolitan Trans. Au. Rev., Ser. 2013-A, 5.00%, due 11/15/27	1,459
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	400	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 3.00%, due 6/1/15	101	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 3.00%, due 6/1/16	104	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/17	108	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/18	110	ß
115	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/20	133	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/21	116	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/22	116	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/23	116	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/24	116	ß
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	348	ß
700	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured), 4.00%, due 9/1/28	760
415	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 4.00%, due 7/1/18	454	ß
300	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/27	344	ß
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/17	377
475	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/18	522
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	389
480	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/20	537
1,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2013-E1A, 1.20%, due 11/1/17	1,004
330	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.45%, due 11/1/14	330
340	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.60%, due 5/1/15	345
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,128
1,125	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2012-GG, 5.00%, due 6/15/17	1,184
1,110	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2014-C, 5.00%, due 11/1/21	1,339

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$325	New York City Trust for Cultural Res. Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	$328	µß
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,269
3,540	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	3,555
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	798	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	593	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	596	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 5.00%, due 7/1/20	593	ß
1,150	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 4.00%, due 7/1/22	1,294	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,254
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	232	ß
275	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	336
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,454
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	589
2,305	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19	2,527	ß@
2,250	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev. Ref. (Gen. Purp. Bonds), Ser. 2012-A, 5.00%, due 12/15/29	2,635
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	595
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,073
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental. Hlth. Svcs. Fac. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,776
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,385	@
1,500	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,809
500	New York St. Env. Facs. Corp. Rev. (United Wtr. New Rochelle), Ser. 2010-A, 4.88%, due 9/1/40	533	ß
2,000	New York St. G.O., Ser. 2008-E-1, 6.25%, due 10/15/28	2,380
905	New York St. G.O., Ser. 2013-G, 5.00%, due 8/1/21	1,081
465	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.13%, due 9/15/26	472
760	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.25%, due 9/15/27	774
700	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-A, (LOC: Wells Fargo Bank N.A.), 0.03%, due 12/1/29	700	µß
735	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/23	786	ß
695	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/24	738	ß
500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	526
1,000	Rockland Co. G.O., Ser. 2014-A, (AGM Insured), 5.00%, due 3/1/16	1,055
500	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	552
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,745
500	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/21	607
670	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	828
1,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/26	1,151	ß
500	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	535
680	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	706
1,500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2013-A, 5.00%, due 11/15/27	1,776
1,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,203
350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	383	ß
		67,263

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Puerto Rico (0.7%)
$450	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/20	$468
	Total Investments (100.1%) (Cost $64,655)	67,731 ##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(60)
	Total Net Assets (100.0%)	$67,671

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (18.1%)
$3,935	U.S. Treasury Notes, 0.25%, due 2/15/15 – 12/31/15	$3,939
6,300	U.S. Treasury Notes, 0.38%, due 1/31/16 – 10/31/16	6,300
1,750	U.S. Treasury Notes, 0.50%, due 9/30/16	1,751
920	U.S. Treasury Notes, 0.88%, due 7/15/17 & 10/15/17	919
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $12,916)	12,909
Mortgage-Backed Securities (29.2%)
Adjustable Mixed Balance (0.1%)
100	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.28%, due 6/19/34	96	µ
Commercial Mortgage-Backed (19.7%)
382	Banc of America Commercial Mortgage, Inc., Ser. 2005-2, Class A5, 4.86%, due 7/10/43	386
571	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	573
27	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	27	µ
1,553	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	1,547
354	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	353
604	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	601
769	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	768
607	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.81%, due 6/15/38	638	µ
4	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	4
395	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	425
1,500	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,557
1,238	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	1,237
563	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	582
1,416	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	1,426
222	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	225	ñ
956	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	972
1,110	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	1,147
203	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	205	ñ
1,314	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	1,316
		13,989
Mortgage-Backed Non-Agency (2.4%)
361	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	382	ñ
1,048	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,121	ñ
211	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	224	ñ
		1,727
Fannie Mae (3.5%)
750	Pass-Through Certificates, 3.50%, due 10/1/25	793
1,240	Pass-Through Certificates, 3.00%, due 9/1/27	1,290
391	Pass-Through Certificates, 4.50%, due 4/1/39	425
		2,508

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Freddie Mac (3.5%)
$2	ARM Certificates, 1.63%, due 1/1/17	$1	µ
755	Pass-Through Certificates, 3.50%, due 5/1/26	798
977	Pass-Through Certificates, 3.00%, due 1/1/27	1,015
605	Pass-Through Certificates, 4.50%, due 11/1/39	656
		2,470
	Total Mortgage-Backed Securities (Cost $21,115)	20,790
Corporate Debt Securities (31.6%)
Aerospace & Defense (0.1%)
60	L-3 Communications Corp., Guaranteed Notes, 1.50%, due 5/28/17	60
Auto Manufacturers (2.8%)
540	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, due 8/11/15	543	ñ
415	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	417	ñ
290	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	290	ñ
525	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	526
200	Volkswagen Group of America Finance LLC, Guaranteed Notes, 1.25%, due 5/23/17	199	ñ
		1,975
Banks (11.9%)
305	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	306
700	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	725
965	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	965
660	Deutsche Bank AG, Senior Unsecured Notes, 1.35%, due 5/30/17	656
395	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	398
1,850	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,852
230	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	229	ñ
755	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	762
470	Sumitomo Mitsui Banking Corp., Guaranteed Notes, 0.90%, due 1/18/16	471
1,265	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	1,275
820	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	825
		8,464
Beverages (0.4%)
80	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	80	ñ
225	Suntory Holdings Ltd., Unsecured Notes, 1.65%, due 9/29/17	225	ñ
		305
Commercial Services (0.1%)
90	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	91	ñ
Computers (0.6%)
425	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	431

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Diversified Financial Services (2.8%)
$430	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	$455
455	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	457
530	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	533
390	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 1.50%, due 7/12/16	395
140	Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	140
		1,980
Electric (0.4%)
260	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	260	ñ
Electronics (0.4%)
285	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	285
Food (0.5%)
170	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	171
215	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	216	ñ
		387
Healthcare - Products (0.2%)
140	CareFusion Corp., Senior Unsecured Notes, 1.45%, due 5/15/17	140
Healthcare - Services (0.2%)
140	Ventas Realty LP, Guaranteed Notes, 1.25%, due 4/17/17	140
Home Furnishings (0.3%)
180	Whirlpool Corp., Senior Unsecured Notes, 1.35%, due 3/1/17	180
Internet (0.6%)
405	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	405
Machinery Diversified (0.7%)
490	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	491
Media (2.2%)
695	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.77%, due 4/15/16	698	ñµ
100	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	100
145	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	145
590	Time Warner, Inc., Guaranteed Notes, 5.88%, due 11/15/16	646
		1,589
Mining (0.5%)
360	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	360

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Oil & Gas (1.5%)
$665	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	$666
200	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	200
190	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	190
		1,056
Pharmaceuticals (3.0%)
535	Bayer Corp., Guaranteed Notes, 7.13%, due 10/1/15	565	ñ
275	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	276	ñ
415	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	417
155	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	155
675	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	683
		2,096
Pipelines (0.6%)
215	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	216
240	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	240
		456
Real Estate (0.3%)
225	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	225	ñ
Telecommunications (1.5%)
325	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	324
725	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	747
		1,071
	Total Corporate Debt Securities (Cost $22,306)	22,447
Asset-Backed Securities (18.3%)
1,700	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	1,707
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.39%, due 5/15/20	2,073	µ
675	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.42%, due 9/16/19	675	µ
1,437	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.23%, due 12/16/19	1,430	µ
845	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	844
1,300	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.42%, due 5/15/19	1,303	µ
1,200	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.25%, due 4/24/17	1,200	µ
1,650	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	1,652
650	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	650
132	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.32%, due 11/23/22	132	µ
4	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.38%, due 1/25/21	4	µ
714	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.31%, due 4/25/23	713	µ
660	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.32%, due 6/25/36	615	µ
	Total Asset-Backed Securities (Cost $13,023)	12,998

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

NUMBER OF SHARES		VALUE†
		(000's omitted)[z]
Short-Term Investments (4.2%)
3,003,748	State Street Institutional Liquid Reserves Fund Premier Class (Cost $3,004)	$3,004
	Total Investments (101.4%) (Cost $72,364)	72,148 ##
	Liabilities, less cash, receivables and other assets [(1.4%)]	(986)
	Total Net Assets (100.0%)	$71,162

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (6.2%)
Air Transport (0.1%)
$250	Delta Air Lines, Term Loan, 3.25%, due 4/20/17	$248
All Telecom (1.0%)
197	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	196
905	Intelsat Jackson HLDG, Term Loan B-2, 3.75%, due 6/30/19	897
785	Level 3 Financing Inc., Term Loan, due 7/1/15	785	Ñ¢^^f
255	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	254
		2,132
Automotive (0.1%)
187	Chrysler Automotive, Term Loan B, 3.50%, due 5/24/17	186
4	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	4
		190
Building & Development (0.3%)
596	Realogy Corporation, Term Loan B, 3.75%, due 3/5/20	591
Business Equipment & Services (0.3%)
190	Ceridian Corp., Term Loan B-1, 4.12%, due 5/9/17	189
198	Ceridian Corp., Term Loan B-2, 4.50%, due 9/15/20	196
305	Servicemaster Company, Term Loan, 4.25%, due 7/1/21	302
		687
Chemicals & Plastics (0.1%)
189	Dupont Performance Coatings, Term Loan B, 3.75%, due 2/1/20	186
Containers & Glass Products (0.4%)
910	Berry Plastics, Term Loan D, 3.50%, due 2/8/20	890
Electronics - Electrical (0.2%)
393	Freescale Semiconductor, Term Loan B-4, 4.25%, due 2/28/20	387
Equipment Leasing (0.1%)
235	AER/Int'l Lease Finance Corp., Term Loan B, 3.50%, due 3/6/21	234
Financial Intermediaries (0.6%)
255	First Data Corporation, Term Loan B, 3.65% due 3/24/17	253
620	First Data Corporation, Term Loan, 3.65%, due 3/23/18	614
481	Walter Investment Mgmt, Term Loan B, 4.75%, due 12/18/20	452
		1,319
Food & Drug Retailers (0.2%)
55	Rite Aid Corp., Second Lien Term Loan 1, 5.75%, due 8/21/20	55
380	Rite Aid Corp., Term Loan 2, 4.88%, due 6/21/21	379
		434

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Food Service (0.2%)
$483	Aramark Corporation, Term Loan F, 3.25%, due 2/24/21	$475
Health Care (0.2%)
410	Multiplan, Inc., Term Loan, 4.00%, due 3/31/21	404
Leisure Goods - Activities - Movies (0.1%)
263	Warner Music Group, Term Loan B, 3.75%, due 7/1/20	254
Lodging & Casinos (1.7%)
402	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	405
568	CityCenter, Term Loan B, 4.25%, due 10/16/20	564
1,002	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	973
825	Scientific Games Corp., Term Loan B-2, 6.00%, due 10/1/21	807
984	Station Casinos, Term Loan B, 4.25%, due 3/2/20	973
		3,722
Publishing (0.3%)
738	Tribune Company, Term Loan, 4.00%, due 12/27/20	731
Radio & Television (0.1%)
202	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	200
Steel (0.2%)
398	FMG Resources, Term Loan, 3.75%, due 6/30/19	388
	Total Bank Loan Obligations (Cost $13,660)	13,472
Corporate Debt Securities (90.6%)
Advertising (0.9%)
1,945	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	2,069
Aerospace & Defense (1.2%)
410	Bombardier, Inc., Senior Unsecured Notes, 4.25%, due 1/15/16	418	ñ
960	Bombardier, Inc., Senior Unsecured Notes, 7.50%, due 3/15/18	1,066	ñ
765	Bombardier, Inc., Senior Unsecured Notes, 4.75%, due 4/15/19	786	ñ
405	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	397
		2,667
Air Transportation (0.1%)
181	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	201
Auto Loans (1.3%)
235	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, due 5/15/16	238
2,030	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	2,172
470	General Motors Financial Co., Inc., Guaranteed Notes, 3.25%, due 5/15/18	480
		2,890

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Auto Parts & Equipment (0.8%)
$715	Allison Transmission, Inc., Guaranteed Notes, 7.13%, due 5/15/19	$752	ñ
200	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	215
635	Schaeffler Finance BV, Senior Secured Notes, 7.75%, due 2/15/17	698	ñ
		1,665
Automakers (1.0%)
2,015	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	2,158
Beverages (0.3%)
180	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	201
445	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	452	Ø
		653
Building & Construction (3.3%)
2,125	D.R. Horton, Inc., Guaranteed Notes, 3.63%, due 2/15/18	2,162
1,215	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	1,270	@
155	Lennar Corp., Guaranteed Notes, 4.13%, due 12/1/18	157
200	Lennar Corp., Guaranteed Notes, 4.50%, due 6/15/19	205
120	Ryland Group, Inc., Guaranteed Notes, 8.40%, due 5/15/17	136
635	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	676	@
280	Standard Pacific Corp., Guaranteed Notes, 10.75%, due 9/15/16	321
1,260	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	1,459
820	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 7.75%, due 4/15/20	879	ñ
		7,265
Building Materials (1.2%)
330	Hanson Ltd., Guaranteed Notes, 6.13%, due 8/15/16	354
330	Lafarge SA, Senior Unsecured Notes, 6.50%, due 7/15/16	353
605	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	647
230	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	243
925	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	968	ñ
		2,565
Cable & Satellite Television (4.9%)
400	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	417	@
365	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	387
1,245	CCO Holdings LLC, Guaranteed Notes, 7.38%, due 6/1/20	1,334
670	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	698	ñ
1,295	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	1,463
1,000	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	1,043
460	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	472
995	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	1,058
1,785	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	1,781	ñ
930	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	979	ñ
1,095	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	1,196
		10,828

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Chemicals (2.6%)
$1,475	Ashland, Inc., Senior Unsecured Notes, 3.00%, due 3/15/16	$1,490
1,240	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	1,330
1,230	INEOS Group Holdings SA, Guaranteed Notes, 6.13%, due 8/15/18	1,241	ñ
665	PQ Corp., Secured Notes, 8.75%, due 5/1/18	705	ñ
825	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	893	ñ
		5,659
Consumer - Commercial Lease Financing (7.6%)
700	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 2.75%, due 5/15/17	691	ñ
775	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	769	ñ
2,240	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	2,274
265	Ally Financial, Inc., Guaranteed Notes, 4.63%, due 6/26/15	270
745	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	746
1,180	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	1,255
855	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	932
400	Ally Financial, Inc., Guaranteed Notes, 4.75%, due 9/10/18	420
557	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	567	ñ
80	CIT Group, Inc., Senior Unsecured Notes, 4.75%, due 2/15/15	81	ñ
610	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	639	@
1,945	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,999
875	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	880
545	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	612
290	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	334
940	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	943
1,975	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	2,259
800	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	830
130	SLM Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	132
		16,633
Diversified Capital Goods (0.2%)
455	SPX Corp., Guaranteed Notes, 6.88%, due 9/1/17	497
Electric - Generation (1.6%)
390	Dynegy Finance I, Inc./Dynegy Finance II, Inc., Senior Secured Notes, 6.75%, due 11/1/19	404	ñ
1,730	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,942
1,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	1,081
		3,427
Electric - Integrated (1.7%)
775	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	825	ñ
665	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	705
2,130	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	2,125	ñ
		3,655
Electronics (0.3%)
575	NXP BV Funding LLC, Guaranteed Notes, 3.50%, due 9/15/16	584	ñ
Energy - Exploration & Production (8.9%)
410	Antero Resources Finance Corp., Guaranteed Notes, 6.00%, due 12/1/20	426
775	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	787	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$765	Chesapeake Energy Corp., Guaranteed Notes, 3.25%, due 3/15/16	$766
1,250	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,356
405	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	464
215	Chesapeake Energy Corp., Guaranteed Notes, 3.48%, due 4/15/19	215	µ
130	Concho Resources, Inc., Guaranteed Notes, 7.00%, due 1/15/21	140
595	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	586
1,945	EP Energy LLC/EP Energy Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	2,125
125	EP Energy LLC/Everest Acquisition Finance, Inc., Secured Notes, 6.88%, due 5/1/19	130
1,045	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	922
350	Laredo Petroleum, Inc., Guaranteed Notes, 9.50%, due 2/15/19	369
465	Legacy Reserves L.P./Legacy Reserves Finance Corp., Guaranteed Notes, 6.63%, due 12/1/21	451	ñ
560	Linn Energy LLC, Guaranteed Notes, 6.50%, due 5/15/19	524
905	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	833
1,480	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,484
180	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	176
135	Oasis Petroleum, Inc., Guaranteed Notes, 7.25%, due 2/1/19	139
875	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	897
195	Range Resources Corp., Guaranteed Notes, 6.75%, due 8/1/20	206
195	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	189
2,150	SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	1,989
895	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	797
850	SM Energy Co., Senior Unsecured Notes, 6.63%, due 2/15/19	880
1,575	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	1,630
905	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	946
		19,427
Environmental (0.2%)
450	ADS Waste Holdings, Inc., Guaranteed Notes, 8.25%, due 10/1/20	471
Gaming (5.7%)
335	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	358
880	Eldorado Resorts LLC/Eldorado Capital Corp., Senior Secured Notes, 8.63%, due 6/15/19	935	ñ
2,395	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	2,461
1,285	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	1,439	ñ
690	Isle of Capri Casinos, Inc., Guaranteed Notes, 7.75%, due 3/15/19	724
435	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	465
2,690	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	3,114
975	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	1,070
800	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	844	ñ
590	Scientific Games Corp., Guaranteed Notes, 8.13%, due 9/15/18	549
225	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	235
315	Wynn Las Vegas LLC, Senior Unsecured Notes, 7.75%, due 8/15/20	339
		12,533
Gas Distribution (5.9%)
850	Access Midstream Partners L.P., Guaranteed Notes, 5.88%, due 4/15/21	899
1,835	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	1,954
2,065	AmeriGas Partners L.P./AmeriGas Finance Corp., Senior Unsecured Notes, 6.25%, due 8/20/19	2,158
845	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	940
675	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	776
1,145	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	1,154
81	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	85
758	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 6.75%, due 11/1/20	803
1,015	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.88%, due 12/1/18	1,053
830	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	882

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$425	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	$457
400	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	406	ñ
665	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 6.88%, due 2/1/21	715
545	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Senior Unsecured Notes, 5.50%, due 10/15/19	560	ñ
		12,842
Health Facilities (6.3%)
770	Amsurg Corp., Guaranteed Notes, 5.63%, due 11/30/20	793
450	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	468
1,525	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	1,647
530	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	571
330	DaVita HealthCare Partners, Inc., Guaranteed Notes, 6.63%, due 11/1/20	345
315	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	316
110	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	112
1,210	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,352
890	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	939
195	LifePoint Hospitals, Inc., Guaranteed Notes, 6.63%, due 10/1/20	207
750	MPT Operating Partnership L.P., Guaranteed Notes, 6.88%, due 5/1/21	803
480	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	504
280	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	299
835	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	866
2,215	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	2,406
735	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	736	ñ
495	Tenet Healthcare Corp., Senior Unsecured Notes, 5.50%, due 3/1/19	506	ñ
180	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	194
475	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	479	ñ
345	VWR Funding, Inc., Guaranteed Notes, 7.25%, due 9/15/17	362
		13,905
Health Services (0.9%)
480	IMS Health, Inc., Senior Unsecured Notes, 6.00%, due 11/1/20	498	ñ
457	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/16	483
850	Service Corp. Int'l, Senior Unsecured Notes, 7.00%, due 6/15/17	929
		1,910
Hotels (0.5%)
1,010	Felcor Lodging L.P., Senior Secured Notes, 6.75%, due 6/1/19	1,050	@
Investments & Misc. Financial Services (1.0%)
1,805	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	1,796
465	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	473
		2,269
Machinery (2.0%)
2,355	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,643
70	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	71
200	CNH Capital LLC, Guaranteed Notes, 6.25%, due 11/1/16	212
385	CNH Industrial Capital LLC, Senior Unsecured Notes, 3.38%, due 7/15/19	374	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$750	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	$789
300	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	325
		4,414
Media - Diversified (2.1%)
250	Gannett Co., Inc., Guaranteed Notes, 6.38%, due 9/1/15	259
740	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	769
710	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	735
2,724	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	2,806
		4,569
Media Content (2.5%)
905	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	987
1,235	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	1,278
490	iHeartCommunications, Inc., Senior Secured Notes, 9.00%, due 12/15/19	495
185	Sirius XM Radio, Inc., Senior Unsecured Notes, 5.88%, due 10/1/20	195	ñ
1,440	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,514	ñ
890	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	962	ñ
		5,431
Medical Products (1.5%)
185	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	195
250	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	251	ñ
575	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.88%, due 7/15/17	631
1,625	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	1,799	ñ
195	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	205
185	Hospira, Inc., Senior Unsecured Notes, 6.05%, due 3/30/17	202
		3,283
Metals - Mining Excluding Steel (0.7%)
550	Alcoa, Inc., Senior Unsecured Notes, 5.72%, due 2/23/19	613
425	CONSOL Energy, Inc., Guaranteed Notes, 8.25%, due 4/1/20	448
520	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.00%, due 4/1/17	530	ñ
		1,591
Packaging (1.6%)
130	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 5.63%, due 12/15/16	130	ñ
380	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	406
250	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	260
1,945	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	2,084
350	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	364
180	Sealed Air Corp., Guaranteed Notes, 8.13%, due 9/15/19	195	ñ
		3,439

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Personal & Household Products (0.1%)
$180	Jarden Corp., Guaranteed Notes, 7.50%, due 5/1/17	$197
Pharmaceuticals (2.0%)
1,205	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.00%, due 7/15/19	1,268	ñ
105	Jaguar Holding Co. I, Senior Unsecured Notes, 9.38%, due 10/15/17	107	ñc
660	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	708	ñ
1,330	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	1,415	ñ
915	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	947	ñ
		4,445
Printing & Publishing (1.2%)
578	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	647
1,680	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,970
		2,617
Recreation & Travel (0.3%)
195	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.25%, due 3/15/21	196
360	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	389
		585
Software - Services (2.5%)
200	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	221	ñ
460	Ceridian LLC/Comdata, Inc., Guaranteed Notes, 8.13%, due 11/15/17	460	ñ
1,880	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,993	ñ
482	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	484	ñ
700	Sophia Holding Finance L.P./Sophia Holding Finance, Inc., Guaranteed Notes, 9.63%, due 12/1/18	712	ñc
510	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	547	ñ
153	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	159
405	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	432
516	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	542
		5,550
Specialty Retail (1.8%)
400	Dufry Finance SCA, Guaranteed Notes, 5.50%, due 10/15/20	408	ñ
205	Hanesbrands, Inc., Guaranteed Notes, 6.38%, due 12/15/20	218
695	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	775
675	Michaels Stores, Inc., Guaranteed Notes, 5.88%, due 12/15/20	684	ñ
675	Party City Holdings, Inc., Guaranteed Notes, 8.88%, due 8/1/20	732
955	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 6.88%, due 11/15/19	1,024
		3,841
Steel Producers - Products (1.8%)
1,235	ArcelorMittal, Senior Unsecured Notes, 5.00%, due 2/25/17	1,291	@
850	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	909
1,555	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	1,672
		3,872

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Support - Services (3.2%)
$480	Abengoa Finance SAU, Guaranteed Notes, 8.88%, due 11/1/17	$524	ñ
210	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	206
395	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	407	ñ
1,145	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	1,125
355	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	309
450	Aramark Services, Inc., Guaranteed Notes, 5.75%, due 3/15/20	470
1,315	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Guaranteed Notes, 2.98%, due 12/1/17	1,317	µ
370	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	385
1,045	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,123
289	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	308
885	United Rentals N.A., Inc., Secured Notes, 5.75%, due 7/15/18	927
		7,101
Tech Hardware & Equipment (0.6%)
465	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	464	ñ
860	Seagate HDD Cayman, Guaranteed Notes, 3.75%, due 11/15/18	886	ñ
		1,350
Telecom - Satellite (0.8%)
525	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	568
1,160	Telesat Canada/Telesat LLC, Guaranteed Notes, 6.00%, due 5/15/17	1,196	ñ
		1,764
Telecom - Wireless (3.6%)
645	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	674
1,365	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,447	@
1,600	Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	1,806
1,295	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	1,350
1,550	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	1,635
955	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	934	ñ
		7,846
Telecom - Wireline Integrated (3.7%)
1,140	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	1,208
460	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	516
1,060	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 3/15/19	1,169
415	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	444
1,060	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	1,134
650	Telecom Italia Capital SA, Guaranteed Notes, 7.18%, due 6/18/19	741
2,455	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	2,733	@
200	Zayo Group LLC/Zayo Capital, Inc., Senior Secured Notes, 8.13%, due 1/1/20	213
		8,158
Theaters & Entertainment (0.2%)
520	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	553	ñ
	Total Corporate Debt Securities (Cost $200,060)	198,429

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Convertible Bonds (0.3%)
$645	Alpha Appalachia Holdings, Inc., Guaranteed Notes, 3.25%, due 8/1/15 (Cost $638)	$616
NUMBER OF SHARES
Short-Term Investments (2.0%)
4,412,087	State Street Institutional Liquid Reserves Fund Premier Class (Cost $4,412)	4,412
	Total Investments (99.1%) (Cost $218,770)	216,929 ##
	Cash, receivables and other assets, less liabilities (0.9%)	1,984
	Total Net Assets (100.0%)	$218,913

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (9.4%)
Aerospace & Defense (0.1%)
$1,000	Silver II/Hamilton Sundstrand Corporation, Term Loan, 4.00%, due 12/13/19	$982
500	Transdigm Inc., Term Loan C, due 2/28/20	491	¢^^
399	Transdigm Inc., Term Loan D, 3.75%, due 6/4/21	392
		1,865
Air Transport (0.2%)
1,071	American Airlines Inc., Term Loan B, 3.75%, due 6/27/19	1,056	Ñ
730	American Airlines Inc., Term Loan B, 4.25%, due 10/8/21	726
920	United Air Lines, Inc., Term Loan B, 3.75%, due 9/15/21	909
175	US Airways, Term Loan B-1, due 5/23/19	171	¢^^
		2,862
All Telecom (0.4%)
505	Consolidated Communications Inc., Term Loan, 4.25%, due 12/23/20	502
963	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	959
1,120	Intelsat Jackson HLDG, Term Loan B-2, 3.75%, due 6/30/19	1,111
810	Level 3 Financing Inc., Term Loan B-III, 4.00%, due 8/1/19	804
1,330	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	1,323
175	Level 3 Financing Inc., Term Loan B, due 1/31/22	176	¢^^
1,325	Syniverse Technologies, Term Loan B, 4.00%, due 4/23/19	1,299
305	Zayo Group, Term Loan, 4.00%, due 7/2/19	302	¢^^
		6,476
Automotive (0.2%)
641	Allison Transmission, Term Loan B-3, 3.75%, due 8/23/19	636
1,075	Chrysler Automotive, Term Loan B, 3.25%, due 12/31/18	1,063
793	Cooper Standard Automotive Inc., Term Loan, 4.00%, due 4/4/21	784
155	Metaldyne Corporation, Term Loan B, due 10/10/21	155	¢^^
325	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	325
968	TI Group Automotive, Term Loan, 4.25%, due 7/2/21	959
		3,922
Beverage & Tobacco (0.0%)
84	DE Master Blenders 1753 NV, Term Loan B, due 7/31/21	83	Ñ¢^^
Building & Development (0.3%)
165	American Builders & Co., Inc., Term Loan B, due 4/16/20	161	¢^^
163	Capital Automotive LP, Term Loan B-1, 4.00%, due 4/10/19	162
940	Capital Automotive LP, Second Lien Term Loan, 6.00%, due 4/30/20	949	Ñ
171	DTZ, First Lien Term Loan, due 10/28/21	171	¢^^
287	DTZ, Term Loan, due 10/28/21	287	¢^^
230	DTZ, Second Lien Term Loan, due 10/28/22	231	Ñ¢^^
360	Gates Global LLC, Term Loan, 4.25%, due 7/5/21	355	¢^^
845	Jeld-Wen, Inc., Term Loan B, due 9/24/21	839	¢^^
513	Ply Gem Industries, Inc., Term Loan, 4.00%, due 2/1/21	503
1,025	Realogy Corporation, Term Loan B, 3.75%, due 3/5/20	1,016
		4,674

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Business Equipment & Services (1.1%)
$210	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	$209	Ñ
605	Access, First Lien Term Loan B, 6.00%, due 10/18/21	600
1,285	Acosta Inc., Term Loan, 5.00%, due 9/26/21	1,285
26	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	26	††
795	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	788
395	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	392
163	AECOM Technology Corp., Term Loan B, 3.75%, due 10/15/21	163
891	Brand Services, Inc., Term Loan, 4.75%, due 11/26/20	885
1,018	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	1,000
392	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/17/21	385
350	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	341	Ñ
227	Ceridian Corp., Term Loan B-1, 4.12%, due 5/9/17	227
1,586	Ceridian Corp., Term Loan B-2, 4.50%, due 9/15/20	1,572
499	CPA Global, First Lien Term Loan, due 12/3/20	496	Ñ¢^^
150	Emdeon Business Services, Term Loan B-2, 3.75%, due 11/2/18	148
102	Garda World Security, Term Loan B, due 11/6/20	99	¢^^
397	Garda World Security, Term Loan B, due 11/6/20	386	¢^^
999	Genesys, Term Loan 2, 4.50%, due 11/13/20	988
430	IMS Health Incorporated, Term Loan B, due 3/17/21	424	¢^^
990	KAR Auction Services, Inc., Term Loan B-2, 3.50%, due 3/11/21	980
986	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	981
382	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	392
803	Mitchell International, Inc., Term Loan, 4.50%, due 10/13/20	795
390	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	388
500	Monitronics, Term Loan B, due 3/23/18	497	¢^^
320	Quintiles Transnational, Term Loan B-3, due 6/8/18	317	¢^^
1,485	Servicemaster Company, Term Loan, 4.25%, due 7/1/21	1,471
1,211	SunGard Data Systems, Term Loan E, 4.00%, due 3/8/20	1,205
500	SymphonyIRI Group, Inc., Term Loan, due 9/30/20	500	Ñ¢^^
478	TRANS UNION LLC, Term Loan, 4.00%, due 4/9/21	471
		18,411
Cable & Satellite Television (0.3%)
417	Casema Holdings BV, Term Loan B1, 3.25%, due 1/15/22	406
258	Casema Holdings BV, Term Loan B2, 3.25%, due 1/15/22	251	††
424	Casema Holdings BV, Term Loan B3, 2.50%, due 1/15/22	413	††
500	Charter Communications Operating LLC, Term Loan G, 4.25%, due 9/10/21	503
500	Mediacom Broadband LLC, Term Loan G, 4.00%, due 1/20/20	491
1,362	Numericable (YPSO), Term Loan B-1, 4.50%, due 5/21/20	1,364
1,178	Numericable (YPSO), Term Loan B-2, 4.50%, due 5/21/20	1,180
400	Virgin Media, Term Loan B, 3.50%, due 6/7/20	394
400	Wide Open West, Term Loan B, 4.75%, due 4/1/19	399	¢^^
		5,401
Chemicals & Plastics (0.3%)
500	Dupont Performance Coatings, Term Loan B, due 2/1/20	492	¢^^
500	Huntsman International LLC, Term Loan, due 8/12/21	493	¢^^
622	Ineos Holdings, Term Loan, 3.75%, due 5/4/18	613
1,710	MacDermid Inc., First Lien Term Loan B, 4.00%, due 6/7/20	1,672
89	OXEA FIN/CY SCA, First Lien Term Loan B-2, 4.25%, due 1/15/20	87
1,393	PQ Corporation, Term Loan, 4.00%, due 8/7/17	1,377
615	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	606	Ñ
		5,340

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Conglomerates (0.0%)
$370	CST, Term Loan, due 9/30/21	$370	Ñ¢^^
Containers & Glass Products (0.3%)
567	Ardagh Packaging, Term Loan, 4.00%, due 12/17/19	561
520	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	517
425	Berlin Packaging, Second Lien Term Loan, 7.75%, due 9/30/22	423	¢^^
669	Berry Plastics, Term Loan D, 3.50%, due 2/8/20	654
403	Berry Plastics, Term Loan E, 3.75%, due 1/6/21	396
1,187	BWAY Corporation, Term Loan, 5.50%, due 8/14/20	1,191
265	Mauser, First Lien Term Loan, 4.50%, due 7/31/21	261
425	Mauser, Second Lien Term Loan, 8.25%, due 7/31/22	417
1,180	Reynolds Group, Term Loan, 4.00%, due 12/1/18	1,172
		5,592
Cosmetics - Toiletries (0.0%)
89	Prestige Brands, Inc., Term Loan B-1, 4.13%, due 1/31/19	89
325	Prestige Brands, Inc., Term Loan B-2, 4.50%, due 8/31/21	325
		414
Drugs (0.2%)
489	Capsugel Inc., Term Loan B, due 8/1/18	481	¢^^
1,353	Par Pharmaceutical Companies, Inc., Term Loan B-2, 4.00%, due 9/30/19	1,332
500	Pharmaceutical Technologies & Services Inc., Term Loan, due 5/20/21	499	¢^^
990	Valeant Pharmaceuticals, Term Loan B, 3.50%, due 2/13/19	981
		3,293
Ecological Services & Equipment (0.1%)
1,036	ADS Waste Holdings, Inc., Term Loan B-2, 3.75%, due 10/9/19	1,013
Electronics - Electrical (0.6%)
763	Avago Technologies, Term Loan, 3.75%, due 5/6/21	760
1,201	BMC Software, Term Loan, 5.00%, due 9/10/20	1,188
1,594	Datatel-Sophia LP, Term Loan B-1, 4.00%, due 7/19/18	1,577
800	Dell, Term Loan B, due 4/29/20	801	¢^^
446	Epicor Software Corp., Term Loan B-2, 4.00%, due 5/16/18	442
1,005	Freescale Semiconductor, Term Loan B-4, 4.25%, due 2/28/20	990
346	Freescale Semiconductor, Term Loan B5, 5.00%, due 1/15/21	345
881	Go Daddy, Term Loan, 4.75%, due 5/5/21	878
494	Infor Global Solutions Ltd., Term Loan B-5, 3.75%, due 6/3/20	487
1,037	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	1,024
525	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	495
524	Vantiv, Term Loan B, 3.75%, due 6/13/21	519
395	WorldPay, Term Loan C, due 11/30/19	394	¢^^
1,185	Zebra Technologies, Term Loan B, due 9/30/21	1,192	¢^^
		11,092
Financial Intermediaries (0.5%)
799	CITCO, Term Loan, 4.25%, due 6/29/18	791
320	First Data Corporation, Term Loan, 3.65%, due 3/23/18	317
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,530	First Data Corporation, Term Loan B, 3.65%, due 9/24/18	$1,515
725	First Data Corporation, Term Loan, 4.15%, due 3/24/21	719
500	Grosvenor Capital Management Holdings, LLP, Term Loan, due 1/4/21	487	¢^^
504	Guggenheim Partners, Term Loan, 4.25%, due 7/22/20	501
578	Home Loan Servicing Solutions, Term Loan, 4.50%, due 6/26/20	540
1,086	Mondrian Investment, Term Loan B-1, 4.00%, due 3/9/20	1,082
1,212	Ocwen Financial, Term Loan, 5.00%, due 2/15/18	1,170	¢^^
816	SAM Finance, Term Loan, 4.25%, due 12/17/20	813
1,448	Walter Investment Mgmt, Term Loan B, 4.75%, due 12/18/20	1,361
		9,296
Food & Drug Retailers (0.1%)
1,040	Rite Aid Corp., Term Loan 2, 4.88%, due 6/21/21	1,037
Food Products (0.2%)
632	Del Monte Corp., Term Loan, 3.50%, due 3/9/20	607	¢^^
963	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	903
395	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	351
588	HJ Heinz Company, Term Loan B-2, 3.50%, due 6/5/20	584
774	Pinnacle Foods Finance LLC, Term Loan G, 3.25%, due 4/29/20	759
500	Post Holdings, Term Loan A, due 6/2/21	498	¢^^
		3,702
Food Service (0.2%)
1,145	Aramark Corporation, Term Loan F, 3.25%, due 2/24/21	1,128
1,255	Burger King Corporation, Term Loan B, 4.50%, due 9/30/21	1,254
425	US Foodservice Inc., Term Loan, due 3/31/19	423	¢^^
		2,805
Health Care (0.6%)
500	AmSurg Corp., Term Loan, due 7/16/21	496	¢^^
239	CCC Information Services Inc., Term Loan, 4.00%, due 12/20/19	235
1,439	CHS/Community Health, Term Loan D, 4.25%, due 1/27/21	1,440
660	dj Orthopedics LLC, Term Loan B, 4.25%, due 9/15/17	656	¢^^
536	EMS-Emergency Medical Services, Term Loan, 4.00%, due 5/25/18	531
963	IASIS Healthcare Corporation, Term Loan B-2, 4.50%, due 5/3/18	961
973	Immucor, Term Loan B-2, 5.00%, due 8/19/18	971
544	Kindred Healthcare, Term Loan, 4.00%, due 4/9/21	537
500	Knowledge Learning Corporation, Term Loan, due 3/18/21	503	¢^^
1,125	Multiplan, Inc., Term Loan, 4.00%, due 3/31/21	1,107
969	Pharmaceutical Product Development, Inc., Term Loan, 4.00%, due 12/5/18	962
500	Select Medical, Term Loan B, due 6/1/18	495	¢^^
1,033	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	1,033	¢^^
		9,927
Home Furnishings (0.1%)
1,353	AOT Bedding Super Holdings, LLC, Term Loan, 4.25%, due 10/1/19	1,340

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Industrial Equipment (0.4%)
$936	Crosby Worldwide, First Lien Term Loan, 4.00%, due 11/23/20	$895
400	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	379
693	Doosan Infracore, Term Loan B, 4.50%, due 5/28/21	694
963	Filtration Group, First Lien Term Loan, 4.50%, due 11/20/20	959
485	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	483
399	Gardner Denver, Term Loan, 4.25%, due 7/30/20	393	¢^^
906	Husky Injection Molding, Term Loan, 4.25%, due 6/30/21	891
395	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	386
500	Minimax Viking, Term Loan B1, due 8/14/20	497	¢^^
1,119	Rexnord Corp., Term Loan B, 4.00%, due 8/21/20	1,102
154	Signode Industrial, Term Loan B, 4.00%, due 5/1/21	151	¢^^
500	VAT Holding, Term Loan, due 2/11/21	496	¢^^
		7,326
Insurance (0.1%)
836	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	811
215	Sedgwick Holdings Inc., Second Lien Term Loan, due 2/28/22	209	¢^^
450	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	436
		1,456
Leisure Goods - Activities - Movies (0.3%)
740	Bombardier Recreational Products Inc., Term Loan B, 4.00%, due 1/30/19	727
1,372	Emerald Expositions Holdings, Term Loan, 4.75%, due 6/17/20	1,370
966	Formula One, Term Loan B3, 4.75%, due 7/30/21	959
516	SRAM, First Lien Term Loan, 4.01%, due 4/10/20	505
761	Warner Music Group, Term Loan B, 3.75%, due 7/1/20	736
		4,297
Lodging & Casinos (0.9%)
975	Aristocrat Leisure, Term Loan B, due 10/31/21	967	¢^^
758	Boyd Gaming Corporation, Term Loan B, 4.00%, due 8/14/20	746
625	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	630
1,400	CityCenter, Term Loan B, 4.25%, due 10/16/20	1,391
450	Extended Stay, Term Loan, 5.00%, due 6/24/19	451
388	Four Seasons Holdings Inc., Second Lien Term Loan, due 12/27/20	389	Ñ¢^^
836	Hilton Worldwide, Term Loan, 3.50%, due 10/26/20	827
430	MGM Resorts, Term Loan B, due 12/19/19	425	¢^^
1,464	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	1,420
925	Peninsula Gaming, Term Loan B, due 11/20/17	921	¢^^
500	Pinnacle Entertainment, Term Loan B-2, 3.75%, due 8/13/20	494
1,395	Scientific Games Corp., Term Loan B-2, 6.00%, due 10/1/21	1,365
1,190	Scientific Games Corp., Term Loan, 4.25%, due 10/18/20	1,164
902	SHINGLE SPRINGS, Term Loan, 6.25%, due 8/29/19	909	Ñ
1,866	Station Casinos, Term Loan B, 4.25%, due 3/2/20	1,844
1,192	Twin Rivers Casino, Term Loan, 5.25%, due 7/10/20	1,186
		15,129

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Nonferrous Metals - Minerals (0.1%)
$1,023	Alpha Natural Resources, Term Loan B, 3.50%, due 5/22/20	$873
601	Arch Coal, Term Loan, 6.25%, due 5/16/18	530
1,132	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	1,094
		2,497
Oil & Gas (0.1%)
500	Fieldwood Energy, Term Loan, due 9/28/18	488	¢^^
30	Fieldwood Energy, Second Lien Term Loan, due 9/30/20	29	¢^^
704	NFR Energy, Second Lien Term Loan, 8.75%, due 12/31/18	665
400	Samson Investment Company, Second Lien Term Loan, 5.00%, due 9/25/18	368
		1,550
Publishing (0.3%)
1,027	EMI Publishing, Term Loan B-2, 3.75%, due 6/29/18	1,016
660	Interactive Data Corporation, Term Loan, 4.75%, due 5/2/21	659	¢^^
320	Media General, Term Loan B, 4.25%, due 7/31/20	317
1,400	Springer Science+Business Media S.A., Term Loan B3, 4.75%, due 8/14/20	1,388
1,319	Tribune Company, Term Loan, 4.00%, due 12/27/20	1,307
		4,687
Radio & Television (0.4%)
1,562	Cumulus Media, Term Loan, 4.25%, due 12/23/20	1,544
659	Gray Television Inc., Term Loan, 3.75%, due 6/13/21	650	¢^^
2,104	iHeartCommunications Inc., Term Loan D, 6.90%, due 1/30/19	1,983
2,331	Univision Communications Inc., First Lien Term Loan, 4.00%, due 3/1/20	2,306
1,225	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	1,212
		7,695
Retailers (except food & drug) (0.5%)
1,450	99¢ Only Stores, Term Loan B-2, 4.50%, due 1/11/19	1,439
796	Amscan Holdings, Inc., Term Loan, 4.00%, due 7/27/19	779
314	Burlington Coat, Term Loan B-3, 4.25%, due 8/13/21	312
797	Coinmach Corp., First Lien Term Loan, 4.25%, due 11/14/19	788
664	David's Bridal, Term Loan, 5.00%, due 10/11/19	645
1,087	Hudson's Bay Company, First Lien Term Loan, 4.75%, due 11/4/20	1,087
423	J Crew Group, Inc., Term Loan, 4.00%, due 3/5/21	408
220	Mattress Holdings Corp., Term Loan B, 5.25%, due 9/30/21	220
1,961	Michaels Stores Inc., Term Loan B, 3.75%, due 1/28/20	1,925
300	Neiman Marcus Group Inc., Term Loan, 4.25%, due 10/25/20	295	¢^^
235	PETCO Animal Supply Inc., Term Loan, 4.00%, due 11/24/17	233
150	Pilot Travel Centers, Term Loan B, 4.25%, due 10/3/21	150
1,119	Sears Holding Corp., Term Loan, 5.50%, due 6/30/18	1,086
		9,367
Steel (0.1%)
1,428	FMG Resources, Term Loan, 3.75%, due 6/30/19	1,391
500	McJunkin Red Man Corporation, Term Loan, due 11/8/19	501	¢^^
320	TMS International, Term Loan B, 4.50%, due 10/16/20	317
		2,209

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Surface Transport (0.0%)
$210	FleetCor Technologies, Term Loan B, due 9/30/21	$209	¢^^
500	Hertz Corporation, Term Loan B-1, due 3/11/18	494	¢^^
		703
Utilities (0.4%)
350	Calpine Corp., Term Loan B-1, 4.00%, due 4/1/18	348
1,095	Calpine Corp., Term Loan, 4.00%, due 10/9/19	1,085
973	Dynegy Holdings Inc., Term Loan B-2, 4.00%, due 4/23/20	966
423	Equipower Resources, First Lien Term Loan B, 4.25%, due 12/21/18	421
733	Equipower Resources, First Lien Term Loan C, 4.25%, due 12/31/19	729
1,493	Essential Power, Term Loan, 4.75%, due 8/8/19	1,493	Ñ
1,048	La Frontera Generation, Term Loan, 4.50%, due 9/30/20	1,039
620	TPF II, Term Loan, 5.50%, due 10/2/21	616
730	TXU Energy, Term Loan, 4.25%, due 6/19/16	728
		7,425
	Total Bank Loan Obligations (Cost $165,017)	163,256
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (7.9%)
4,215	U.S. Treasury Bonds, 6.25%, due 8/15/23	5,579
6,100	U.S. Treasury Bonds, 5.50%, due 8/15/28	8,133
12,850	U.S. Treasury Bonds, 4.50%, due 2/15/36	16,281	@
23,460	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	27,087
15,180	U.S. Treasury Inflation Index Bonds, 1.75%, due 1/15/28	17,218	@
10,027	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	14,391
22,870	U.S. Treasury Notes, 3.63%, due 8/15/19	25,011	@
22,510	U.S. Treasury Notes, 2.75%, due 2/15/24	23,375	@
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $136,778)	137,075
U.S. Government Agency Securities (0.7%)
3,825	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	5,048
7,175	Federal National Mortgage Association, Notes, 1.75%, due 9/12/19	7,171
	Total U.S. Government Agency Securities (Cost $12,096)	12,219
Mortgage-Backed Securities (31.4%)
Collateralized Mortgage Obligations (0.3%)
1,134	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.38%, due 7/20/36	1,053	µ
986	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.31%, due 10/25/36	793	µ
1,620	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A8, Class A3A3, 0.52%, due 8/25/36	1,384	µ
1,017	MortgageIT Trust, Ser. 2005-3, Class A1, 0.45%, due 8/25/35	968	µ
		4,198
Commercial Mortgage-Backed (7.0%)
3,780	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	3,991
3,415	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	3,613
1,764	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	1,896

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	$602
15,980	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.28%, due 9/10/46	1,085	µ
45,348	Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Class XA, 1.15%, due 7/10/47	3,637	µ
40,873	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.21%, due 5/10/47	3,119	µ
3,271	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.04%, due 12/10/49	3,545	µ
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.36%, due 1/10/46	924	ñµ
34,000	Commercial Mortgage Trust, Ser. 2013-CR6, Class XB, 0.63%, due 3/10/46	1,528	µ
27,770	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.42%, due 10/10/46	2,400	µ
45,589	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.28%, due 4/10/47	3,528	µ
25,237	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.36%, due 6/10/47	2,235	µ
1,580	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.70%, due 6/15/39	1,702	µ
2,497	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.90%, due 9/15/39	2,715	µ
1,381	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	1,467
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	780
3,758	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.77%, due 5/15/46	4,119	µ
2,710	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	2,875
2,185	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	2,392
4,155	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,472
14,384	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.13%, due 1/10/45	1,576	ñµ
6,943	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.80%, due 8/10/45	7,592	µ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB17, Class A4, 5.43%, due 12/12/43	1,062
6,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.70%, due 2/12/49	6,526	µ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.79%, due 6/15/49	1,085	µ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,760
5,195	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	5,680
4,947	LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class A4, 5.42%, due 2/15/40	5,334
5,189	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.74%, due 6/12/50	5,651	µ
32,844	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C15, Class XA, 1.22%, due 4/15/47	2,499	µ
42,986	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C18, Class XA, 1.00%, due 10/15/47	2,489	µ
18,683	Morgan Stanley/Bank of America/Merrill Lynch Trust, Ser. 2013-C9, Class XA, 1.45%, due 5/15/46	1,367	µ
21,511	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.86%, due 12/10/45	2,247	ñµ
25,559	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.14%, due 8/10/49	2,911	ñµ
3,750	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class A5, 5.34%, due 12/15/43	4,045
7,885	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.72%, due 6/15/49	8,544	µ
32,207	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.50%, due 3/15/45	2,401	ñµ
12,508	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.22%, due 11/15/45	1,434	ñµ
102,868	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XB, 0.16%, due 6/15/46	1,585	µ
45,277	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class XA, 1.21%, due 8/15/47	3,670	µ
		122,083

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Fannie Mae (17.2%)
$833	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	$928
211	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	240
1	Pass-Through Certificates, 6.50%, due 9/1/32	1
4	Pass-Through Certificates, 7.00%, due 7/1/29	4
1	Pass-Through Certificates, 7.50%, due 12/1/32	1
20	Pass-Through Certificates, 5.00%, due 6/1/40 & 7/1/40	22
138,475	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	147,010	Ø
122,030	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	132,276	Ø
16,815	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	18,616	Ø
		299,098
Freddie Mac (6.9%)
2	Pass-Through Certificates, 4.50%, due 8/1/18	2
319	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	352
422	Pass-Through Certificates, 5.50%, due 9/1/17 – 4/1/36	473
1	Pass-Through Certificates, 6.00%, due 4/1/17	1
0	Pass-Through Certificates, 6.50%, due 3/1/16	0
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
62,160	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	65,928	Ø
49,625	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	53,747	Ø
		120,504
Government National Mortgage Association (0.0%)
1	Pass-Through Certificates, 6.50%, due 7/15/32	1
2	Pass-Through Certificates, 7.00%, due 8/15/32	2
		3
	Total Mortgage-Backed Securities (Cost $547,350)	545,886
Corporate Debt Securities (34.0%)
Advertising (0.3%)
1,465	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,559	@
310	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	319	@
1,025	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,061	@
675	Nielsen Co. Luxembourg SARL, Guaranteed Notes, 5.50%, due 10/1/21	700	ñ@
480	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	487	ñ
240	WMG Acquisition Corp., Senior Secured Notes, 5.63%, due 4/15/22	241	ñ
		4,367
Agriculture (0.5%)
4,750	Altria Group, Inc., Guaranteed Notes, 5.38%, due 1/31/44	5,220	@
3,265	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	3,147
		8,367
Air Transportation (0.0%)
361	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	386

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Airlines (0.6%)
$10,500	American Airlines, Inc., Equipment Trust, 4.38%, due 10/1/22	$10,619	@
Auto Loans (0.1%)
1,420	General Motors Financial Co., Inc., Guaranteed Notes, 4.38%, due 9/25/21	1,488
905	General Motors Financial Co., Inc., Guaranteed Notes, 4.25%, due 5/15/23	932	@
		2,420
Auto Parts & Equipment (0.0%)
475	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	511
Automakers (0.1%)
1,180	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	1,264	@
615	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	687
		1,951
Banks (6.5%)
3,945	Bank of America Corp., Junior Subordinated Notes, Ser. X, 6.25%, due 9/29/49	3,940	µ
7,480	Bank of America Corp., Junior Subordinated Notes, Ser. U, 5.20%, due 12/29/49	6,938	µ@
6,650	Bank of America Corp., Junior Subordinated Notes, Ser. V, 5.13%, due 12/29/49	6,451	µ@
2,075	BBVA Bancomer SA, Subordinated Notes, 6.50%, due 3/10/21	2,303	ñ
6,340	BBVA Bancomer SA, Senior Unsecured Notes, 4.38%, due 4/10/24	6,467	ñ
8,270	Citigroup, Inc., Junior Subordinated Notes, Ser. N, 5.80%, due 11/29/49	8,287	µ
4,910	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	4,879	µ
7,565	Credit Suisse Group AG, Junior Subordinated Notes, 6.25%, due 12/29/49	7,365	ñµ
3,455	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 4.80%, due 7/8/44	3,568
10,560	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	10,798	µ@
5,600	HSBC Holdings PLC, Junior Subordinated Notes, 5.63%, due 12/29/49	5,691	µ
7,160	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	7,097	µ@
7,490	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	7,368	µ@
9,410	M&T Bank Corp., Junior Subordinated Notes, Ser. E, 6.45%, due 12/29/49	10,029	µ@
10,750	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	10,800	µ@
6,010	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, due 3/31/17	6,028
4,470	Societe Generale SA, Junior Subordinated Notes, 6.00%, due 10/27/49	4,208	ñµ@
		112,217
Beverages (0.1%)
135	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	137	Ø
840	Constellation Brands, Inc., Guaranteed Notes, 6.00%, due 5/1/22	939	@
195	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	199	Ø
		1,275
Building & Construction (0.3%)
450	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	444	@
590	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	629	@
705	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	737	@
710	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	703	@
985	Ryland Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	965	@

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$440	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	$469	@
825	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	955	@
990	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	997	ñ
		5,899
Building Materials (0.1%)
495	Masco Corp., Senior Unsecured Notes, 5.85%, due 3/15/17	537
428	USG Corp., Guaranteed Notes, 7.88%, due 3/30/20	460	ñ@
		997
Cable & Satellite Television (0.7%)
275	Altice SA, Senior Secured Notes, 7.75%, due 5/15/22	288	ñ
1,080	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	1,125	@
60	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	63	@
155	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	164	@
485	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	488	@
230	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	240	ñ@
846	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	826	ñ@
1,064	CSC Holdings, Inc., Senior Unsecured Notes, 7.63%, due 7/15/18	1,205
835	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	856	@
710	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	824	@
1,910	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	1,986	@
875	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	873	ñ
965	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	987	ñ
300	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	309	ñ
825	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	868	ñ@
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	503	@
205	Virgin Media Finance PLC, Senior Unsecured Notes, 6.00%, due 10/15/24	213	ñ
640	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	664	ñ@
		12,482
Chemicals (0.6%)
540	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	549
490	Celanese US Holdings LLC, Guaranteed Notes, 5.88%, due 6/15/21	530
880	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	944	@
490	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	494
940	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	1,024	@
4,900	Mexichem SAB de CV, Guaranteed Notes, 5.88%, due 9/17/44	4,900	ñ
575	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	593	ñ
520	WR Grace & Co-Conn, Guaranteed Notes, 5.13%, due 10/1/21	542	ñ
		9,576
Computers (0.6%)
9,485	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	9,789	@

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Consumer - Commercial Lease Financing (1.6%)
$545	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	$551	ñ
4,240	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	4,282	@
8,060	Air Lease Corp., Senior Unsecured Notes, 4.25%, due 9/15/24	8,080	@
1,422	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	1,443
610	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	649	@
1,550	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	1,690	@
1,595	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	1,918	@
372	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	379	ñ
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	613	@
880	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	904	@
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	79	@
1,250	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	1,369	ñ@
435	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	464	ñ@
1,160	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	1,303	@
1,015	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,167	@
940	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,028
1,925	SLM Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	1,954	@
685	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	707	@
		28,580
Diversified Financial Services (0.7%)
7,075	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 6/29/49	7,093	µ@
4,085	Jefferies Group LLC, Senior Unsecured Notes, 6.50%, due 1/20/43	4,577	@
		11,670
Electric (0.9%)
8,610	Dominion Resources, Inc., Junior Subordinated Notes, 5.75%, due 10/1/54	8,952	µ@
4,185	Electricite de France, Junior Subordinated Notes, 5.63%, due 12/29/49	4,436	ñµ
2,830	Transelec SA, Senior Unsecured Notes, 4.25%, due 1/14/25	2,838	ñ
		16,226
Electric - Generation (0.4%)
1,160	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	1,250	ñ@
95	Calpine Corp., Senior Secured Notes, 5.88%, due 1/15/24	102	ñ@
930	Dynegy Finance I, Inc./Dynegy Finance II, Inc., Senior Secured Notes, 6.75%, due 11/1/19	963	ñ
1,420	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,594	@
2,805	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	3,057	@
800	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	838
		7,804
Electric - Integrated (0.2%)
1,575	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,669	@
1,670	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	1,666	ñ
		3,335
Electronics (0.1%)
527	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	535	@
165	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	168	@

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$245	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	$251	ñ@
535	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.75%, due 6/1/18	539	ñ
		1,493
Energy - Exploration & Production (1.5%)
730	Antero Resources Corp., Guaranteed Notes, 5.13%, due 12/1/22	730	ñ
960	Antero Resources Finance Corp., Guaranteed Notes, 5.38%, due 11/1/21	974
479	Berry Petroleum Co., Senior Unsecured Notes, 6.38%, due 9/15/22	445
155	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	157	ñ
240	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	245	ñ
795	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	815	ñ
1,290	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,400	@
925	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	1,027	@
735	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	752
200	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	219	@
910	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	978	@
860	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	909	@
565	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	557
1,485	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	1,366	@
615	EP Energy LLC/Everest Acquisition Finance, Inc., Secured Notes, 6.88%, due 5/1/19	640	@
85	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	90	@
2,205	Everest Acquisition LLC/EP Energy Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	2,409	@
345	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	304	@
345	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	317
2,320	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	2,326	@
1,735	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,878	@
1,102	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 1/15/23	1,146
195	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	206	@
1,140	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	1,196	@
320	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	310	@
520	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/22	499	@
160	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/24	154
1,685	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	1,500	@
935	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	844	@
565	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	504
460	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	476	@
200	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	195
		25,568
Food (1.1%)
5,255	BRF SA, Senior Unsecured Notes, 4.75%, due 5/22/24	5,262	ñ
9,530	Grupo Bimbo SAB de CV, Guaranteed Notes, 3.88%, due 6/27/24	9,484	ñ@
4,600	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/27/44	4,508	ñ
		19,254
Food & Drug Retailers (0.1%)
835	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	902	@
Food - Wholesale (0.1%)
860	HJ Heinz Co., Secured Notes, 4.25%, due 10/15/20	869
770	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	743	ñ
		1,612

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Gaming (0.6%)
$850	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	$907	@
265	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	272
885	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	920
840	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	884
1,495	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	1,674	ñ@
950	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	974	@
545	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	595	@
440	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	509
880	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	966	@
335	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	359
750	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	819	@
1,313	Wynn Las Vegas LLC, Senior Unsecured Notes, 7.75%, due 8/15/20	1,412	@
		10,291
Gas (0.5%)
7,900	GNL Quintero SA, Senior Unsecured Notes, 4.63%, due 7/31/29	8,137	ñ@
Gas Distribution (0.9%)
145	Access Midstream Partners L.P., Guaranteed Notes, 5.88%, due 4/15/21	153	@
1,175	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	1,278	@
240	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	251	@
700	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 3/15/24	732	@
660	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	703	@
1,557	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	1,682	@
1,895	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	2,179	@
1,150	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	1,159
730	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 6.25%, due 6/15/22	787	@
1,585	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.50%, due 7/15/23	1,625	@
805	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.88%, due 12/1/18	835	@
710	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	754	@
330	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	351	@
755	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	781
600	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	645	@
435	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	442	ñ
555	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	549
180	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Senior Unsecured Notes, 5.50%, due 10/15/19	185	ñ
290	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Senior Unsecured Notes, 6.25%, due 10/15/22	300	ñ
		15,391
Health Facilities (1.3%)
1,010	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	1,046	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,210	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	$1,258	@
960	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	1,037	@
680	CHS/Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	736
840	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	878
630	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	679
80	Columbia Healthcare Corp., Guaranteed Notes, 7.50%, due 12/15/23	88	@
735	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	750
1,830	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	1,940	@
850	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	915	@
285	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	290
1,740	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,944	@
955	HCA, Inc., Guaranteed Notes, 7.50%, due 2/15/22	1,109	@
755	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	829	@
865	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	892	@
515	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, due 12/1/21	539
470	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 6.88%, due 5/1/21	503
955	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	988
1,925	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	2,055	@
470	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	488
1,520	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	1,651	@
545	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	546	ñ
320	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	327	@
495	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	532
505	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	506	@
180	Tenet Healthcare Corp., Senior Secured Notes, 4.38%, due 10/1/21	179	@
		22,705
Health Services (0.1%)
295	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	298	ñ
2,060	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 1/15/22	2,134
		2,432
Hotels (0.0%)
500	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	527	ñ
Insurance (2.0%)
8,865	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	9,430	µ@
8,290	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	8,290	µ@
6,210	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	6,210	µ
10,105	TIAA Asset Management Finance Co. LLC, Senior Unsecured Notes, 4.13%, due 11/1/24	10,154	ñ
		34,084
Investments & Misc. Financial Services (0.1%)
520	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	518
765	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	778
1,180	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	1,112	ñ@
		2,408

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Machinery (0.2%)
$1,560	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	$1,751	@
865	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	910	@
215	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	224	@
400	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	433	@
		3,318
Media (0.3%)
4,615	Grupo Televisa SAB, Senior Unsecured Notes, 5.00%, due 5/13/45	4,591
Media - Diversified (0.2%)
840	Gannett Co, Inc., Guaranteed Notes, 5.13%, due 10/15/19	873
80	Gannett Co, Inc., Guaranteed Notes, 4.88%, due 9/15/21	81	ñ
880	Gannett Co, Inc., Guaranteed Notes, 6.38%, due 10/15/23	946
120	Gannett Co, Inc., Guaranteed Notes, 5.50%, due 9/15/24	124	ñ
955	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	984	@
		3,008
Media Content (0.2%)
420	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	458	@
965	Sirius XM Radio, Inc., Senior Unsecured Notes, 4.25%, due 5/15/20	960	ñ@
525	Sirius XM Radio, Inc., Senior Secured Notes, 5.25%, due 8/15/22	552	ñ
1,475	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,551	ñ@
300	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	324	ñ@
		3,845
Medical Products (0.2%)
995	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	1,066	ñ@
240	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	241	ñ
875	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	954	ñ@
175	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	176	ñ
510	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.75%, due 2/15/21	547	ñ
475	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	499	@
		3,483
Metals - Mining Excluding Steel (0.6%)
185	Alcoa, Inc., Senior Unsecured Notes, 6.15%, due 8/15/20	208
285	Alcoa, Inc., Senior Unsecured Notes, 5.40%, due 4/15/21	312
465	Alcoa, Inc., Senior Unsecured Notes, 5.87%, due 2/23/22	515
8,305	Barrick Gold Corp., Senior Unsecured Notes, 4.10%, due 5/1/23	7,996	@
2,180	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	2,213	ñ
		11,244
Miscellaneous Manufacturers (0.4%)
6,755	Trinity Industries, Inc., Guaranteed Notes, 4.55%, due 10/1/24	6,589

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Oil & Gas (1.9%)
$7,020	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	$7,030
2,670	Ecopetrol SA, Senior Unsecured Notes, 5.88%, due 5/28/45	2,743	@
7,685	Petroleos Mexicanos, Guaranteed Notes, 4.25%, due 1/15/25	7,781	ñ
2,285	Petroleos Mexicanos, Guaranteed Notes, 6.38%, due 1/23/45	2,622
14,670	Transocean, Inc., Guaranteed Notes, 3.80%, due 10/15/22	13,205	@
		33,381
Packaging (0.4%)
465	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	487	@
2,300	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	2,309
1,970	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	2,046	@
225	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	241	@
465	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	483	@
735	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	781	@
465	Sealed Air Corp., Guaranteed Notes, 8.38%, due 9/15/21	527	ñ
		6,874
Pharmaceuticals (0.4%)
470	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.25%, due 1/15/22	502	ñ
2,440	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	2,385	ñ
1,225	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	1,314	ñ@
305	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	324	ñ@
730	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	756	ñ@
1,870	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	1,919	ñ@
		7,200
Pipelines (0.6%)
4,990	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	5,757	@
4,390	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	4,941	@
		10,698
Printing & Publishing (0.1%)
422	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	473	@
960	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,126	@
350	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	374	@
		1,973
Real Estate Dev. & Mgt. (0.0%)
505	Realogy Group LLC, Senior Secured Notes, 7.88%, due 2/15/19	531	ñ
Real Estate Investment Trusts (1.5%)
12,065	Corporate Office Properties L.P., Guaranteed Notes, 3.70%, due 6/15/21	11,986	@
5,650	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	6,212	@
560	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	602	@
7,045	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	6,910	ñ
		25,710

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Recreation & Travel (0.0%)
$510	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.38%, due 6/1/24	$510	ñ
Software - Services (0.2%)
860	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	950	ñ@
300	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	318	ñ@
650	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	696	ñ
688	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	691	ñ
		2,655
Specialty Retail (0.2%)
380	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	408	@
1,020	Limited Brands, Inc., Guaranteed Notes, 5.63%, due 2/15/22	1,094
1,375	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, due 6/1/22	1,464	@
		2,966
Steel Producers - Products (0.7%)
110	ArcelorMittal, Senior Unsecured Notes, 5.00%, due 2/25/17	115	@
8,450	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	8,968	@
1,480	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 3/1/21	1,587	@
140	ArcelorMittal, Senior Unsecured Notes, 6.75%, due 2/25/22	155	@
345	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	368	@
1,065	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	1,145	@
300	Steel Dynamics, Inc., Guaranteed Notes, 5.25%, due 4/15/23	315	@
		12,653
Support - Services (0.3%)
205	AECOM Technology Corp., Guaranteed Notes, 5.88%, due 10/15/24	217	ñ
575	Hertz Corp., Guaranteed Notes, 4.25%, due 4/1/18	575	@
145	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	146	@
590	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	599	ñ
1,225	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,317	@
1,745	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	1,780	@
830	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	900	@
280	United Rental N.A., Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	305	@
		5,839
Tech Hardware & Equipment (0.1%)
650	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	648	ñ
215	CommScope, Inc., Guaranteed Notes, 5.50%, due 6/15/24	218	ñ
		866
Telecom - Satellite (0.2%)
435	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	471	@
515	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	515	ñ
1,300	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	1,388
555	Telesat Canada/Telesat LLC, Guaranteed Notes, 6.00%, due 5/15/17	572	ñ@
		2,946

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Telecom - Wireless (0.7%)
$1,665	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	$1,682
455	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	476	@
2,100	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	2,226	@
480	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	467	@
390	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	436
1,580	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	1,671	ñ@
590	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	639	ñ@
590	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	606	ñ@
175	T-Mobile USA, Inc., Guaranteed Notes, 5.25%, due 9/1/18	182	@
480	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	501	@
460	T-Mobile USA, Inc., Guaranteed Notes, 6.25%, due 4/1/21	480	@
600	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	632	@
225	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	233	@
510	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	539	@
515	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	530
335	T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	344
1,265	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	1,237	ñ
		12,881
Telecom - Wireline Integrated (1.3%)
1,970	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	2,088	@
1,110	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	1,177	@
225	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	250	@
35	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	38	@
1,235	Frontier Communications Corp., Senior Unsecured Notes, 9.25%, due 7/1/21	1,473	@
380	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	408	@
355	Frontier Communications Corp., Senior Unsecured Notes, 6.88%, due 1/15/25	359
1,665	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,831
1,410	Level 3 Financing, Inc., Guaranteed Notes, 6.13%, due 1/15/21	1,479	ñ
8,330	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	9,579	@
530	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	537	ñ
630	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	635	@
2,030	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	2,172	@
340	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	361
		22,387
Telecommunications (0.5%)
5,210	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	6,577
1,613	Verizon Communications, Inc., Senior Unsecured Notes, 5.01%, due 8/21/54	1,653	ñ
		8,230
Theaters & Entertainment (0.1%)
1,585	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	1,686	ñ@
805	Activision Blizzard, Inc., Guaranteed Notes, 6.13%, due 9/15/23	872	ñ@
		2,558
	Total Corporate Debt Securities (Cost $581,868)	590,211

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Asset-Backed Securities (12.9%)
$2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.60%, due 9/25/35	$2,913	µ
2,890	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.47%, due 12/25/35	2,743	µ
5,530	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.43%, due 4/25/36	4,606	µ
6,965	Aegis Asset Backed Securities Trust, Ser. 2005-1, Class M3, 0.70%, due 3/25/35	6,246	µ
802	Ameriquest Mortgage Securities, Inc., Ser. 2003-9, Class M2, 3.00%, due 9/25/33	760	µ
6,400	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M4, 0.78%, due 7/25/35	5,382	µ
1,966	Argent Securities, Inc., Ser. 2003-W3, Class M1, 1.28%, due 9/25/33	1,907	µ
7,540	Argent Securities, Inc., Ser. 2004-W10, Class M1, 1.05%, due 10/25/34	6,986	µ
848	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.03%, due 8/25/34	816	µ
2,358	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.35%, due 1/25/36	2,244	µ
4,100	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-TC1, Class M1, 0.59%, due 5/25/35	3,813	µ
2,797	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, 0.61%, due 12/25/35	2,306	µ
1,611	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.40%, due 9/25/34	1,501	µ
1,320	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.56%, due 2/25/36	1,214	µ
1,568	Bear Stearns Asset Backed Securities Trust, Ser. 2006-2, Class M1, 0.57%, due 7/25/36	1,543	µ
3,958	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.61%, due 6/25/35	3,750	µ
11,280	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.63%, due 10/25/35	9,730	µ
9,035	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.46%, due 1/25/36	7,338	µ
12,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.39%, due 5/25/36	9,543	µ
2,500	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 0.90%, due 5/25/35	2,421	ñµ
1,930	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.52%, due 1/25/36	1,722	µ
955	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.31%, due 9/25/36	613	µ
8,494	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.25%, due 5/25/37	7,589	ñµ
5,795	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1.28%, due 9/25/33	5,676	µ
5,640	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1.28%, due 3/25/35	5,004	µ
5,333	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF1, Class M1, 0.89%, due 12/25/34	5,061	µ
1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.73%, due 1/25/35	1,803	µ
3,300	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.89%, due 3/25/35	3,116	µ
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 0.54%, due 1/25/36	2,819	µ
2,615	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1.75%, due 2/25/35	2,455	µ
1,460	JP Morgan Mortgage Acquisition Corp., Ser. 2006-ACC1, Class A5, 0.39%, due 5/25/36	1,332	µ
876	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.25%, due 3/25/47	582	µ
3,497	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CH1, Class M1, 0.37%, due 7/25/36	2,987	µ
4,595	Long Beach Mortgage Loan Trust, Ser. 2005-1, Class M3, 1.02%, due 2/25/35	4,155	µ
1,478	Morgan Stanley Capital I, Ser. 2005-WMC1, Class M2, 0.89%, due 1/25/35	1,421	µ
8,318	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.43%, due 2/25/36	7,490	µ
3,000	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.55%, due 10/25/35	2,647	µ
3,500	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.43%, due 3/25/36	3,339	µ
4,562	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2005-HE1, Class M4, 0.74%, due 9/25/35	3,900	µ
6,350	Park Place Securities, Inc., Ser. 2004-WWF1, Class M4, 1.80%, due 12/25/34	6,023	µ
9,335	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 1.19%, due 2/25/35	8,663	µ
1,610	Park Place Securities, Inc., Ser. 2005-WHQ3, Class M4, 0.78%, due 6/25/35	1,371	µ
7,130	People's Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 0.41%, due 12/25/35	6,243	µ
5,710	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-4, Class M1, 0.61%, due 9/25/35	4,913	µ
2,145	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.59%, due 11/25/35	1,838	µ
1,048	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.83%, due 3/25/33	929	µ
2,000	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 0.71%, due 5/25/35	1,742	µ
3,280	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M1, 0.55%, due 3/25/36	2,933	µ
7,375	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M3, 0.60%, due 3/25/36	5,892	µ
1,142	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.02%, due 8/25/35	1,068	µ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
	$906	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.13%, due 7/25/34	$844	µ
	7,665	Soundview Home Equity Loan Trust, Ser. 2005-OPT2, Class M1, 0.66%, due 8/25/35	6,697	µ
	900	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.31%, due 11/25/36	747	µ
	10,444	Structured Asset Investment Loan Trust, Ser. 2004-6, Class A3, 0.95%, due 7/25/34	9,857	µ
	3,077	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.05%, due 9/25/34	2,935	µ
	4,990	Structured Asset Investment Loan Trust, Ser. 2005-3, Class M2, 0.81%, due 4/25/35	4,606	µ
	4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.58%, due 5/25/35	4,110	µ
	7,780	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 0.73%, due 11/25/35	6,492	µ
	881	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.31%, due 4/25/36	830	µ
	1,279	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.30%, due 5/25/36	1,216	µ
	2,350	Structured Asset Securities Corp., Ser. 2006-BC5, Class A4, 0.32%, due 12/25/36	1,957	µ
		Total Asset-Backed Securities (Cost $206,092)	223,379
Government Securities (5.9%)
Sovereign (5.9%)
	5,630	Brazilian Government International Bond, Senior Unsecured Notes, 5.00%, due 1/27/45	5,517
EUR	8,595	Italy Buoni Poliennali Del Tesoro, Bonds, 4.50%, due 3/1/26	12,726	[a]
EUR	9,295	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	12,299	[a]
MXN	62,530	Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	5,193	[a]
NZD	9,795	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	8,427	[a]
NZD	9,150	New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	7,099	[a]
ZAR	125,880	South Africa Government Bond, Bonds, 6.50%, due 2/28/41	8,881	[a]
EUR	7,250	Spain Government Bond, Bonds, 5.15%, due 10/31/44	11,873	ña
EUR	15,145	Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	23,318	@a
GBP	4,580	United Kingdom Gilt, Bonds, 1.75%, due 9/7/22	7,191	[a]
		Total Government Securities (Cost $102,721)	102,524
NUMBER OF SHARES
Exchange Traded Funds (2.1%)
	105,600	iShares iBoxx $ High Yield Corporate Bond ETF	9,771
	216,900	iShares JP Morgan USD Emerging Markets Bond ETF	24,874
	39,400	SPDR Barclays Capital High Yield Bond ETF	1,590
		Total Exchange Traded Funds (Cost $36,079)	36,235
Mutual Funds (10.3%)
	17,950,340	Neuberger Berman Emerging Markets Debt Fund Institutional Class (Cost $179,218)	178,499	§§
Short-Term Investments (8.7%)
	151,333,420	State Street Institutional Liquid Reserves Fund Premier Class (Cost $151,333)	151,333	@
		Total Investments (123.3%) (Cost $2,118,552)	2,140,617	##
		Liabilities, less cash, receivables and other assets [(23.3%)]	(404,075	)±
		Total Net Assets (100.0%)	$1,736,542

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Unconstrained Bond Fund

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (1.8%)
	$593	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26 (Cost $674)	$685
Mortgage-Backed Securities (1.7%)
Commercial Mortgage-Backed (1.7%)
	992	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.42%, due 10/10/46	86	µ
	866	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.28%, due 4/10/47	67	µ
	994	Commercial Mortgage Trust, Ser. 2014-LC15, Class XA, 1.42%, due 4/10/47	84	µ
	1,170	GS Mortgage Securities Trust, Ser. 2012-GCJ9, Class XA, 2.37%, due 11/10/45	142	µ
	868	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.26%, due 6/15/47	68	µ
	978	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.86%, due 12/10/45	102	ñµ
	1,191	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.47%, due 3/15/47	104	µ
		Total Mortgage-Backed Securities (Cost $697)	653
Corporate Debt Securities (26.7%)
Agriculture (0.7%)
GBP	120	Imperial Tobacco Finance PLC, Guaranteed Euro Medium-Term Notes, 9.00%, due 2/17/22	259	@a
Airlines (0.2%)
	$65	American Airlines, Inc., Equipment Trust, Ser. 2014-1, Class B, 4.38%, due 10/1/22	66
Banks (6.9%)
	400	Bank of America Corp., Junior Subordinated Notes, Ser. U, 5.20%, due 12/29/49	371	µ@
	145	Barclays PLC, Junior Subordinated Notes, 8.25%, due 12/29/49	151	µ@
	325	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	323	µ
	260	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	266	µ@
	300	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	297	µ@
	265	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	266	µ@
EUR	500	Rabobank Nederland, Subordinated Notes, 2.50%, due 5/26/26	633	µa
	$165	Royal Bank of Scotland Group PLC, Subordinated Notes, 5.13%, due 5/28/24	167
	200	Societe Generale SA, Junior Subordinated Notes, 6.00%, due 10/27/49	188	ñµ
			2,662
Building Materials (0.4%)
EUR	100	Buzzi Unicem SpA, Senior Unsecured Notes, 6.25%, due 9/28/18	142	[a]
Computers (0.5%)
	$200	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	206
Diversified Financial Services (1.3%)
	230	Air Lease Corp., Senior Unsecured Notes, 4.25%, due 9/15/24	230
	275	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 6/29/49	276	µ@
			506
Electric (0.9%)
GBP	200	RWE AG, Junior Subordinated Notes, 7.00%, due 3/29/49	345	µa
See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
Food (1.9%)
	$300	BRF SA, Senior Unsecured Notes, 4.75%, due 5/22/24	$300	ñ@
GBP	110	Tesco PLC, Senior Unsecured Euro Medium-Term Notes, Ser. 68, 6.13%, due 2/24/22	194	[a]
GBP	140	Tesco PLC, Senior Unsecured Euro Medium-Term Notes, Ser. 68, 6.13%, due 2/24/22	247	@a
			741
Gas (0.6%)
	$200	Intergas Finance BV, Guaranteed Notes, 6.38%, due 5/14/17	213
Insurance (5.5%)
	325	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	325	µ@
GBP	860	PGH Capital Ltd., Guaranteed Notes, 5.75%, due 7/7/21	1,446	[a]
	$325	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	325	µ
			2,096
Iron - Steel (0.8%)
	300	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 8/5/20	318	@
Mining (0.3%)
	100	Codelco, Inc., Senior Unsecured Notes, 5.63%, due 9/21/35	111
Miscellaneous Manufacturers (0.5%)
	200	Trinity Industries, Inc., Guaranteed Notes, 4.55%, due 10/1/24	195
Oil & Gas (4.0%)
EUR	100	Chesapeake Energy Corp., Guaranteed Notes, 6.25%, due 1/15/17	134	[a]
	$200	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	212
	100	KazMunayGas National Co., JSC, Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	118
	100	KazMunayGas National Co., JSC, Senior Unsecured Notes, 7.00%, due 5/5/20	113	@
	100	Pacific Rubiales Energy Corp., Guaranteed Notes, 7.25%, due 12/12/21	107
	110	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	73
	40	Petroleos de Venezuela SA, Guaranteed Notes, 9.00%, due 11/17/21	26
	100	Petroleos de Venezuela SA, Bonds, 6.00%, due 5/16/24	51
	40	Petroleos Mexicanos, Guaranteed Notes, 6.63%, due 6/15/35	47
	200	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	234
	200	Sinopec Group Overseas Development 2013 Ltd., Guaranteed Notes, 4.38%, due 10/17/23	209	ñ@
	200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 5.45%, due 2/9/17	209	@
			1,533
Real Estate Investment Trusts (0.7%)
	250	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	275	@
Savings & Loans (0.5%)
EUR	150	Leeds Building Society, Senior Unsecured Euro Medium-Term Notes, 2.63%, due 4/1/21	198	[a]

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Unconstrained Bond Fund (cont'd)

	PRINCIPAL AMOUNT		VALUE†
	(000's omitted)		(000's omitted)[z]
	Telecommunications (1.0%)
	$225	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	$259	@
	100	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Unsecured Notes, 9.13%, due 4/30/18	108
			367
		Total Corporate Debt Securities (Cost $10,264)	10,233
	Municipal Notes (0.7%)
	250	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23 (Cost $274)	279	@
	Asset-Backed Securities (14.6%)
	160	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.43%, due 4/25/36	133	µ
	325	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, 0.61%, due 12/25/35	268	µ
	229	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.40%, due 9/25/34	214	µ
	310	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.63%, due 10/25/35	267	µ
	330	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.46%, due 1/25/36	268	µ
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.39%, due 5/25/36	258	µ
	310	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.63%, due 10/25/35	265	µ
	224	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.25%, due 5/25/37	200	ñµ
	360	Fieldstone Mortgage Investment Trust, Ser. 2005-2, Class M2, 0.64%, due 12/25/35	274	µ
	285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.13%, due 4/25/35	248	µ
	300	MASTR Asset Backed Securities Trust, Ser. 2006-HE1, Class A4, 0.44%, due 1/25/36	270	µ
	310	Morgan Stanley Capital I, Ser. 2005-HE3, Class M4, 1.13%, due 7/25/35	268	µ@
	247	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 1.28%, due 5/25/32	232	µ
	250	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.55%, due 10/25/35	221	µ
	300	Park Place Securities, Inc., Ser. 2005-WCH1, Class M4, 0.98%, due 1/25/36	266	µ
	256	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 0.59%, due 11/25/35	240	µ
	250	RAAC, Ser. 2006-SP2, Class M1, 0.49%, due 2/25/36	221	µ
	284	Renaissance Home Equity Loan Trust, Ser. 2005-2, Class AV3, 0.52%, due 8/25/35	256	µ
	140	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ1, Class M5, 0.78%, due 4/25/35	124	µ
	300	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 0.71%, due 5/25/35	261	µ
	288	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.59%, due 11/25/35	247	µ
	250	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.13%, due 7/25/34	233	µ
	185	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 0.73%, due 11/25/35	154	µ
	209	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.31%, due 4/25/36	197	µ
		Total Asset-Backed Securities (Cost $5,507)	5,585
	Government Securities (32.7%)
	Sovereign (32.7%)
	145	Argentina Bonar Bond, Bonds, Ser. X, 7.00%, due 4/17/17	129
	93	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	71	**
	200	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	215
BRL	3,960	Brazil Letras do Tesouro Nacional, Bills, 11.03% – 11.73% due 1/1/18	1,107	[e]
	$21	Brazilian Government International Bond, Senior Unsecured Notes, 8.75%, due 2/4/25	29
	165	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	229
	182	Colombia Government International Bond, Senior Unsecured Notes, 8.13%, due 5/21/24	243
	200	Croatia Government International Bond, Senior Unsecured Notes, 6.25%, due 4/27/17	214
	100	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	111
	31	Dominican Republic International Bond, Senior Unsecured Notes, 9.04%, due 1/23/18	33
	100	Egypt Government International Bond, Senior Unsecured Notes, 5.75%, due 4/29/20	106
	66	Hungary Government International Bond, Senior Unsecured Notes, 5.75%, due 11/22/23	73	@
	132	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	171	@

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
	$200	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	$279
EUR	660	Italy Buoni Poliennali Del Tesoro, Bonds, 4.50%, due 3/1/24	981	@a
EUR	215	Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	293	[a]
	$200	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	193	**
MXN	8,790	Mexican Bonos, Bonds, Ser. M, 8.00%, due 12/7/23	749	[a]
MXN	1,840	Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	153	[a]
	$200	Morocco Government International Bond, Senior Unsecured Notes, 4.25%, due 12/11/22	203
NZD	3,480	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	2,994	[a]
	$75	Panama Government International Bond, Senior Unsecured Notes, 6.70%, due 1/26/36	94
	30	Peruvian Government International Bond, Senior Unsecured Notes, 8.75%, due 11/21/33	46
	76	Philippine Government International Bond, Senior Unsecured Notes, 9.50%, due 2/2/30	121
	250	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	221
	29	Republic of Serbia, Senior Unsecured Notes, 6.75%, due 11/1/24	29	**
EUR	60	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes, 4.63%, due 9/18/20	85	[a]
	$40	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	47	ñ
	190	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 7.50%, due 3/31/30	216	**
ZAR	2,625	South Africa Government Bond, Bonds, 6.50%, due 2/28/41	185	[a]
	$100	South Africa Government International Bond, Senior Unsecured Notes, 6.88%, due 5/27/19	115
	100	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	104
EUR	165	Spain Government Bond, Bonds, 5.15%, due 10/31/44	270	ña
EUR	1,225	Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	1,886	@a
	$100	Turkey Government International Bond, Senior Unsecured Notes, 7.50%, due 7/14/17	112
	213	Turkey Government International Bond, Senior Unsecured Notes, 7.38%, due 2/5/25	263
	25	Uruguay Government International Bond, Senior Unsecured Notes, 7.63%, due 3/21/36	34
	50	Venezuela Government International Bond, Senior Unsecured Notes, 9.25%, due 5/7/28	32
	160	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	102
		Total Government Securities (Cost $12,638)	12,538
NUMBER OF SHARES
Exchange Traded Funds (4.4%)
	9,100	iShares iBoxx $ High Yield Corporate Bond ETF	842
	21,000	SPDR Barclays Capital High Yield Bond ETF	847
		Total Exchange Traded Funds (Cost $1,696)	1,689
Short-Term Investments (12.6%)
	4,808,503	State Street Institutional Liquid Reserves Fund Premier Class (Cost $4,809)	4,809	@
		Total Investments (95.2%) (Cost $36,559)	36,471	##
		Cash, receivables and other assets, less liabilities (4.8%)	1,827	±
		Total Net Assets (100.0%)	$38,298

See Notes to Schedule of Investments

Notes to Schedule of Investments

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of the Funds' investments in exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2014:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$71,622	$—	$71,622
U.S. Government Agency Securities	—	15,595	—	15,595
Mortgage-Backed Securities^	—	77,486	—	77,486
Corporate Debt Securities^	—	56,486	—	56,486
Asset-Backed Securities	—	550	—	550
Government Securities	—	4,461	—	4,461
Short-Term Investments	—	18,556	—	18,556
Total Investments	—	244,756	—	244,756
Floating Rate Income
Investments:
Bank Loan Obligations
Air Transport	—	5,187	2,311	7,498
Beverage & Tobacco	—	—	253	253
Building & Development	—	11,391	597	11,988
Business Equipment & Services	—	41,926	6,486	48,412
Conglomerates	—	—	944	944
Lodging & Casinos	—	37,467	3,394	40,861
Utilities	—	16,227	3,152	19,379
Other Bank Loan Obligations^	—	276,580	—	276,580

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Total Bank Loan Obligations	$—	$388,778	$17,137	$405,915
Corporate Debt Securities^	—	20,362	—	20,362
Short-Term Investments	—	8,668	—	8,668
Total Investments	—	417,808	17,137	434,945
High Income
Investments:
Bank Loan Obligations^	—	189,439	—	189,439
Corporate Debt Securities^	—	3,202,449	—	3,202,449
Short-Term Investments	—	92,882	—	92,882
Total Investments	—	3,484,770	—	3,484,770
Municipal Intermediate Bond
Investments:
Municipal Notes^	—	165,155	—	165,155
Total Investments	—	165,155	—	165,155
New York Municipal Income
Investments:
Municipal Notes^	—	67,731	—	67,731
Total Investments	—	67,731	—	67,731
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	12,909	—	12,909
Mortgage-Backed Securities^	—	20,790	—	20,790
Corporate Debt Securities^	—	22,447	—	22,447
Asset-Backed Securities	—	12,998	—	12,998
Short-Term Investments	—	3,004	—	3,004
Total Investments	—	72,148	—	72,148
Short Duration High Income
Investments:
Bank Loan Obligations^	—	13,472	—	13,472
Corporate Debt Securities
Air Transportation	—	—	201	201
Other Corporate Debt Securities^	—	198,228	—	198,228
Total Corporate Debt Securities	—	198,228	201	198,429
Convertible Bonds	—	616	—	616
Short-Term Investments	—	4,412	—	4,412
Total Investments	—	216,728	201	216,929

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Strategic Income
Investments:
Bank Loan Obligations
Air Transport	$—	$1,806	$1,056	$2,862
Beverage & Tobacco	—	—	83	83
Building & Development	—	3,494	1,180	4,674
Business Equipment & Services	—	16,865	1,546	18,411
Chemicals & Plastics	—	4,734	606	5,340
Conglomerates	—	—	370	370
Lodging & Casinos	—	13,831	1,298	15,129
Utilities	—	5,932	1,493	7,425
Other Bank Loan Obligations^	—	108,962	—	108,962
Total Bank Loan Obligations	—	155,624	7,632	163,256
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	137,075	—	137,075
U.S. Government Agency Securities	—	12,219	—	12,219
Mortgage-Backed Securities
Commercial Mortgage-Backed	—	121,159	924	122,083
Other Mortgage-Backed Securities^	—	423,803	—	423,803
Total Mortgage-Backed Securities	—	544,962	924	545,886
Corporate Debt Securities
Air Transportation	—	—	386	386
Other Corporate Debt Securities^	—	589,825	—	589,825
Total Corporate Debt Securities	—	589,825	386	590,211
Asset-Backed Securities	—	223,379	—	223,379
Government Securities	—	102,524	—	102,524
Exchange Traded Funds	36,235	—	—	36,235
Mutual Funds	—	178,499	—	178,499
Short-Term Investments	—	151,333	—	151,333
Total Investments	36,235	2,095,440	8,942	2,140,617
Unconstrained Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	685	—	685
Mortgage-Backed Securities^	—	653	—	653
Corporate Debt Securities^	—	10,233	—	10,233
Municipal Notes	—	279	—	279

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Asset-Backed Securities	$—	$5,585	$—	$5,585
Government Securities	—	12,538	—	12,538
Exchange Traded Funds	1,689	—	—	1,689
Short-Term Investments	—	4,809	—	4,809
Total Investments	1,689	34,782	—	36,471

^ The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/14
Investments in Securities:
Core Bond
Corporate Debt Securities
Airlines	$2,601	$—	$90	$41	$—	$(2,732)	$—	$—	$—	$—
Total	2,601	—	90	41	—	(2,732)	—	—	—	—
Floating Rate Income
Bank Loan Obligations
Air Transport	—	4	(31)	(72)	—	(2,548)	4,958	—	2,311	(72)
Automotive	2,518	(3)	—	(53)	—	(2,462)	—	—	—	—
Beverage & Tobacco	—	—	—	1	252	—	—	—	253	1
Building & Development	—	—	—	14	583	—	—	—	597	14
Business Equipment & Services	1,897	(2)	(13)	(94)	2,523	(1,933)	4,108	—	6,486	(92)
Conglomerates	—	—	—	2	942	—	—	—	944	2
Financial Intermediaries	5,369	—	(2)	(12)	—	(1,831)	—	(3,524)	—	—
Leisure Goods— Activities—Movies	3,813	—	(3)	3	—	(666)	—	(3,147)	—	—
Lodging & Casinos	656	4	(2)	4	320	(81)	2,493	—	3,394	4
Oil & Gas	3,795	3	34	(37)	—	(3,795)	—	—	—	—
Utilities	3,169	3	—	13	—	(33)	—	—	3,152	12
Total	21,217	9	(17)	(231)	4,620	(13,349)	11,559	(6,671)	17,137	(131)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/14
High Income
Bank Loan Obligations
Lodging & Casinos	$16,330	$—	$—	$—	$—	$—	$—	$(16,330)	$—	$—
Corporate Debt Securities
Airlines	9,306	—	671	(464)	—	(9,513)	—	—	—	—
Total	25,636	—	671	(464)	—	(9,513)	—	(16,330)	—	—
Short Duration High Income
Corporate Debt Securities
Air Transportation	253	—	(6)	(6)	—	(40)	—	—	201	(6)
Total	253	—	(6)	(6)	—	(40)	—	—	201	(6)
Strategic Income
Bank Loan Obligations
Air Transport	—	—	(11)	(13)	—	(805)	1,885	—	1,056	(13)
Automotive	2,716	(3)	(20)	(58)	—	(2,635)	—	—	—	—
Beverage & Tobacco	—	—	—	—	83	—	—	—	83	—
Building & Development —	1	—	(13)	225	—	967	—	1,180	(13)
Business Equipment & Services	488	—	—	(14)	2,074	(1,551)	549	—	1,546	(16)
Chemicals & Plastics	—	—	—	(6)	612	—	—	—	606	(6)
Conglomerates	—	—	—	1	369	—	—	—	370	1
Leisure Goods— Activities—Movies	1,199	—	—	—	—	—	—	(1,199)	—	—
Lodging & Casinos	261	2	8	(2)	391	(289)	927	—	1,298	(2)
Oil & Gas	1,380	1	12	(13)	—	(1,380)	—	—	—	—
Radio & Television	658	—	2	—		(660)	—	—	—	—
Utilities	1,501	2	—	6	—	(16)	—	—	1,493	6
Mortgage-Backed Securities
Commercial Mortgage- Backed	970	—	—	(46)	—	—	—	—	924	(46)
Corporate Debt Securities
Air Transportation	20,505	—	662	206	—	(20,987)	—	—	386	7
Total	29,678	3	653	48	3,754	(28,323)	4,328	(1,199)	8,942	(82)

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Funds do not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

As of the year ending October 31, 2014, certain securities were transferred from one level to another based on beginning of period market values as of October 31, 2013. Approximately $6,671,000, $16,330,000 and $1,199,000 was transferred from Level 3 to Level 2 for Floating Rate Income, High Income, and Strategic Income, respectively, as a result of an increase in the number of observable inputs that were readily available to the independent pricing service. Also, approximately $11,559,000 and $4,328,000 were transferred from Level 2 to Level 3 for Floating Rate Income and Strategic Income, respectively, as a result of a decrease in the number of observable inputs that were readily available to the independent pricing service. As of the year ended October 31, 2014, the Funds had no transfers between Levels 1 and 2.

Asset Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2014:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized appreciation)	$209	$—	$—	$209
Strategic Income
Futures contracts (unrealized appreciation)	$4,316	$—	$—	$4,316
Unconstrained Bond
Futures contracts (unrealized appreciation)	$7	$—	$—	$7
Forward contracts (unrealized appreciation)	—	321	—	321
Unconstrained Bond Total	$7	$321	$—	$328
Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2014:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized depreciation)	$(321)	$—	$—	$(321)
Strategic Income
Futures contracts (unrealized depreciation)	$(3,516)	$—	$—	$(3,516)
Unconstrained Bond
Futures contracts (unrealized depreciation)	$(144)	$—	$—	$(144)
Forward contracts (unrealized depreciation)	—	(258)	—	(258)
Unconstrained Bond Total	$(144)	$(258)	$—	$(402)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

## At October 31, 2014, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$242,782	$3,346	$1,372	$1,974
Floating Rate Income	438,598	859	4,512	(3,653)
High Income	3,419,727	114,396	49,353	65,043
Municipal Intermediate Bond	158,436	6,849	130	6,719
New York Municipal Income	64,655	3,113	37	3,076
Short Duration	72,539	133	524	(391)
Short Duration High Income	218,779	83	1,933	(1,850)
Strategic Income	2,122,344	35,198	16,925	18,273
Unconstrained Bond	36,574	420	523	(103)

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2014, these securities amounted to approximately $13,176,000 or 6.0% of net assets for Core Bond, approximately $9,241,000 or 2.1% of net assets for Floating Rate Income, approximately $747,262,000 or 21.2% of net assets for High Income, approximately $2,500,000 or 1.5% of net assets for Municipal Intermediate Bond, approximately $6,471,000 or 9.1% of net assets for Short Duration, approximately $46,419,000 or 21.2% of net assets for Short Duration High Income, approximately $177,132,000 or 10.2% of net assets for Strategic Income and approximately $1,316,000 or 3.4% of net assets for Unconstrained Bond.

Ñ These securities have been deemed by the investment manager to be illiquid. At October 31, 2014, these securities amounted to $17,137,000 or 4.0% of net assets for Floating Rate Income, approximately $35,090,000 or 1.0% of net assets for High Income, approximately $785,000 or 0.4% of net assets for Short Duration High Income, and approximately $7,632,000 or 0.4% of net assets for Strategic Income.

Ø All or a portion of this security was purchased on a when-issued basis. At October 31, 2014, these securities amounted to $26,488,000 for Core Bond, $4,970,000 for High Income, $3,545,000 for Municipal Intermediate Bond, $923,000 for New York Municipal Income, $452,000 for Short Duration High Income, and $417,913,000 for Strategic Income. For TBA (to be announced) securities, the maturity date was not known at the time of investment.

ß Security is guaranteed by the corporate or non-profit obligor.

¢ All or a portion of this security was purchased on a delayed delivery basis.

^^ All or a portion of this security has not settled as of October 31, 2014 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

†† As of October 31, 2014, the value of unfunded loan commitments was approximately $1,168,000 for Floating Rate Income and $467,000 for Strategic Income pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	$46,000	$46,000
Casema Holdings BV, Term Loan B3, 2.50%, due 1/15/22	1,062,000	1,034,000
Casema Holdings BV, Term Loan B2, 3.25%, due 1/15/22	90,000	88,000
Strategic Income
Borrower	Principal Amount	Value
Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	$13,000	$13,000
Casema Holdings BV, Term Loan B3, 2.50%, due 1/15/22	424,000	413,000
Casema Holdings BV, Term Loan B2, 3.25%, due 1/15/22	42,000	41,000

@ All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or forward contracts and/or delayed delivery purchase commitments.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2014, and their final maturities.

c Payment-in-kind security for which part of the income earned may be paid as additional principal.

a Principal amount is stated in the currency in which the security is denominated.

BRL = Brazilian Real

EUR = Euro

GBP = Pound Sterling

MXN = Mexican Peso

NZD = New Zealand Dollar

ZAR = South African Rand

d Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

e Interest rate represents discount rate at time of purchase, not a coupon rate.

f Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

z A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

§§ Affiliated issuer. (see Note G of Notes to Financial Statements).

** Step Bond: Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

± See Note A-13 in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2014.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$244,756	$434,945	$3,484,770	$165,155	$67,731
Affiliated issuers	—	—	—	—	—
	244,756	434,945	3,484,770	165,155	67,731
Cash	—	1,781	6,352	96	73
Foreign currency*	35	—	—	—	—
Deposits with brokers for futures contracts (Note A)	543	—	—	—	—
Dividends and interest receivable	1,363	1,719	57,548	1,913	903
Receivable for securities sold	3,263	32,735	66,290	—	—
Receivable for variation margin on futures contracts (Note A)	110	—	—	—	—
Receivable for Fund shares sold	188	218	6,639	201	—
Receivable from Management—net (Note B)	—	—	—	12	—
Receivable for open forward foreign currency contracts (Note A)	—	—	—	—	—
Prepaid expenses and other assets	26	31	131	21	6
Total Assets	250,284	471,429	3,621,730	167,398	68,713
Liabilities
Distributions payable	73	323	3,384	52	15
Payable for open forward foreign currency contracts (Note A)	—	—	—	—	—
Payable for securities purchased	28,881	37,025	78,345	3,528	923
Payable for Fund shares redeemed	3,103	2,861	9,951	610	10
Payable to investment manager—net (Note B)	44	189	1,426	34	15
Payable to administrator—net (Note B)	4	48	587	—	8
Payable to trustees	2	2	2	2	2
Accrued expenses and other payables	100	132	422	105	69
Total Liabilities	32,207	40,580	94,117	4,331	1,042
Net Assets	$218,077	$430,849	$3,527,613	$163,067	$67,671
Net Assets consist of:
Paid-in capital	$215,718	$436,918	$3,438,789	$156,184	$64,428
Undistributed net investment income (loss)	—	—	183	—	12
Distributions in excess of net investment income	(74)	(250)	—	—	—
Accumulated net realized gains (losses) on investments	(788)	(2,176)	22,543	164	155
Net unrealized appreciation (depreciation) in value of investments	3,221	(3,643)	66,098	6,719	3,076
Net Assets	$218,077	$430,849	$3,527,613	$163,067	$67,671
Net Assets
Investor Class	$13,676	$—	$266,363	$17,393	$—
Trust Class	—	—	—	—	—
Institutional Class	169,028	358,644	2,120,350	135,311	67,671
Class A	31,896	34,776	313,013	8,866	—
Class C	3,477	37,429	57,099	1,497	—
Class R3	—	—	9,613	—	—
Class R6	—	—	761,175	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,302	—	28,711	1,459	—
Trust Class	—	—	—	—	—
Institutional Class	16,060	35,460	228,179	11,361	3,818
Class A	3,041	3,439	33,738	744	—
Class C	331	3,701	6,144	126	—
Class R3	—	—	1,036	—	—
Class R6	—	—	81,911	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.50	$—	$9.28	$11.92	$—
Trust Class	—	—	—	—	—
Institutional Class	10.52	10.11	9.29	11.91	17.72
Class R3	—	—	9.28	—	—
Class R6	—	—	9.29	—	—
Net Asset Value and redemption price per share
Class A	$10.49	$10.11	$9.28	$11.91	$—
Offering Price per share
Class A‡	$10.96	$10.56	$9.69	$12.44	$—
Net Asset Value and offering price per share
Class C^	$10.50	$10.11	$9.29	$11.91	$—

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$72,148	$216,929	$1,962,118	$36,471
Affiliated issuers	—	—	178,499	—
	72,148	216,929	2,140,617	36,471
Cash	—	12	615	1
Foreign currency*	—	—	1,422	751
Deposits with brokers for futures contracts (Note A)	—	—	7,796	411
Dividends and interest receivable	161	3,567	11,797	341
Receivable for securities sold	428	294	22,890	587
Receivable for variation margin on futures contracts (Note A)	—	—	1,758	37
Receivable for Fund shares sold	12	—	6,771	—
Receivable from Management—net (Note B)	26	—	—	50
Receivable for open forward foreign currency contracts (Note A)	—	—	—	321
Prepaid expenses and other assets	27	23	68	31
Total Assets	72,802	220,825	2,193,734	39,001
Liabilities
Distributions payable	8	2	751	—
Payable for open forward foreign currency contracts (Note A)	—	—	—	258
Payable for securities purchased	1,497	1,623	452,318	326
Payable for Fund shares redeemed	14	114	2,712	—
Payable to investment manager—net (Note B)	15	81	696	19
Payable to administrator—net (Note B)	—	—	434	—
Payable to trustees	2	2	2	2
Accrued expenses and other payables	104	90	279	98
Total Liabilities	1,640	1,912	457,192	703
Net Assets	$71,162	$218,913	$1,736,542	$38,298
Net Assets consist of:
Paid-in capital	$85,497	$221,050	$1,710,546	$38,707
Undistributed net investment income (loss)	152	—	—	—
Distributions in excess of net investment income	—	(5)	(411)	(99)
Accumulated net realized gains (losses) on investments	(14,271)	(291)	3,440	(155)
Net unrealized appreciation (depreciation) in value of investments	(216)	(1,841)	22,967	(155)
Net Assets	$71,162	$218,913	$1,736,542	$38,298
Net Assets
Investor Class	$30,731	$—	$—	$—
Trust Class	3,252	—	49,353	—
Institutional Class	28,488	214,916	1,043,021	23,148
Class A	6,665	3,596	310,319	7,081
Class C	2,026	401	184,459	1,001
Class R3	—	—	—	—
Class R6	—	—	149,390	7,068
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	3,878	—	—	—
Trust Class	431	—	4,360	—
Institutional Class	3,598	21,384	92,125	2,339
Class A	883	358	27,385	716
Class C	268	40	16,293	101
Class R3	—	—	—	—
Class R6	—	—	13,203	714
Net Asset Value, offering and redemption price per share
Investor Class	$7.92	$—	$—	$—
Trust Class	7.55	—	11.32	—
Institutional Class	7.92	10.05	11.32	9.89
Class R3	—	—	—	—
Class R6	—	—	11.32	9.89
Net Asset Value and redemption price per share
Class A	$7.55	$10.05	$11.33	$9.89
Offering Price per share
Class A‡	$7.74	$10.50	$11.83	$10.33
Net Asset Value and offering price per share
Class C^	$7.55	$10.05	$11.32	$9.89

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014
*Cost of Investments:
Unaffiliated issuers	$241,426	$438,588	$3,418,672	$158,436	$64,655
Affiliated issuers	—	—	—	—	—
Total cost of investments	$241,426	$438,588	$3,418,672	$158,436	$64,655
Total cost of foreign currency	$36	$—	$—	$—	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2014	October 31, 2014	October 31, 2014	October 31, 2014
*Cost of Investments:
Unaffiliated issuers	$72,364	$218,770	$1,939,334	$36,559
Affiliated issuers	—	—	179,218	—
Total cost of investments	$72,364	$218,770	$2,118,552	$36,559
Total cost of foreign currency	$—	$—	$1,481	$740

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$6,007	$25,136	$213,538	$4,639	$2,246
Dividend income—affiliated issuers (Note G)	—	—	—	—	—
Foreign taxes withheld (Note A)	(2)	—	—	—	—
Total income	$6,005	$25,136	$213,538	$4,639	$2,246
Expenses:
Investment management fees (Note B)	510	2,822	16,620	393	170
Administration fees (Note B)	122	339	2,078	95	41
Administration fees (Note B):
Investor Class	28	—	625	37	—
Trust Class	—	—	—	—	—
Institutional Class	139	416	1,793	119	61
Class A	68	117	821	12	—
Class C	9	97	126	3	—
Class R3	—	—	22	—	—
Class R6	—	—	142	—	—
Distribution fees (Note B):
Investor Class	33	—	—	—	—
Trust Class	—	—	—	—	—
Class A	81	140	977	14	—
Class C	41	463	601	15	—
Class R3	—	—	54	—	—
Shareholder servicing agent fees:
Investor Class	19	—	102	11	—
Trust Class	—	—	—	—	—
Institutional Class	13	38	227	11	50
Class A	10	10	127	2	—
Class C	1	8	13	1	—
Class R3	—	—	2	—	—
Class R6	—	—	49	—	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	30	34	60	64	30
Custodian and accounting fees	143	346	594	120	45
Insurance expense	8	19	122	6	2
Legal fees	103	109	105	103	109
Registration and filing fees	66	99	216	61	32
Shareholder reports	36	39	311	12	9
Trustees' fees and expenses	37	37	37	37	37
Miscellaneous	30	26	134	10	5
Total expenses	1,527	5,159	25,958	1,126	591
Expenses reimbursed by Management (Note B)	(370)	(483)	—	(275)	—
Management fees waived (Notes A & B)	—	—	—	—	—
Total net expenses	1,157	4,676	25,958	851	591
Net investment income (loss)	$4,848	$20,460	$187,580	$3,788	$1,655

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,020	$8,109	$51,739	$988
Dividend income—affiliated issuers (Note G)	—	—	7,047	—
Foreign taxes withheld (Note A)	—	—	(41)	(1)
Total income	$1,020	$8,109	$58,745	$987
Expenses:
Investment management fees (Note B)	165	777	7,404	157
Administration fees (Note B)	39	104	808	16
Administration fees (Note B):
Investor Class	66	—	—	—
Trust Class	15	—	158	—
Institutional Class	19	152	688	14
Class A	16	6	604	11
Class C	5	1	367	2
Class R3	—	—	—	—
Class R6	—	—	15	1
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	46	—
Class A	19	7	719	13
Class C	22	3	1,749	7
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	32	—	—	—
Trust Class	1	—	8	—
Institutional Class	2	12	83	3
Class A	1	1	96	2
Class C	1	—	35	1
Class R3	—	—	—	—
Class R6	—	—	5	2
Organization expense (Note A)	—	—	—	90
Audit fees	60	35	72	38
Custodian and accounting fees	83	162	505	115
Insurance expense	2	3	47	1
Legal fees	103	102	104	66
Registration and filing fees	76	57	168	48
Shareholder reports	13	5	115	18
Trustees' fees and expenses	37	37	37	21
Miscellaneous	8	10	104	9
Total expenses	785	1,474	13,937	635
Expenses reimbursed by Management (Note B)	(328)	(167)	(626)	(389)
Management fees waived (Notes A & B)	—	—	(727)	(5)
Total net expenses	457	1,307	12,584	241
Net investment income (loss)	$563	$6,802	$46,161	$746

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,522	(1,196)	24,017	165	156
Realized gain distributions from affiliated issuers	—	—	—	—	—
Sales of investment securities of affiliated issuers	—	—	—	—	—
Financial futures contracts	(1,988)	—	—	—	—
Foreign currency	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Net increase from payments by affiliates (Note B)	43	36	123	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,696	(7,858)	(75,656)	5,322	2,258
Affiliated investment securities	—	—	—	—	—
Financial futures contracts	873	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency	4	—	—	—	—
Net gain (loss) on investments	3,150	(9,018)	(51,516)	5,487	2,414
Net increase (decrease) in net assets resulting from operations	$7,998	$11,442	$136,064	$9,275	$4,069

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	16	(290)	27,032	333
Realized gain distributions from affiliated issuers	—	—	183	—
Sales of investment securities of affiliated issuers	—	—	—	—
Financial futures contracts	(2)	—	(24,428)	(1,347)
Foreign currency	—	—	(148)	49
Forward foreign currency contracts	—	—	—	712
Swap contracts	—	—	—	(55)
Net increase from payments by affiliates (Note B)	4	1	67	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(199)	(2,204)	3,234	(88)
Affiliated investment securities	—	—	(2,391)	—
Financial futures contracts	—	—	13,246	(136)
Forward foreign currency contracts	—	—	—	63
Foreign currency	—	—	64	6
Net gain (loss) on investments	(181)	(2,493)	16,859	(463)
Net increase (decrease) in net assets resulting from operations	$382	$4,309	$63,020	$283

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,848	$4,420	$20,460	$17,322	$187,580	$194,324
Net realized gain (loss) on investments	(466)	725	(1,196)	(100)	24,017	79,684
Net increase from payments by affiliates (Note B)	43	—	36	—	123	—
Change in net unrealized appreciation (depreciation) of investments	3,573	(9,867)	(7,858)	1,876	(75,656)	8,364
Net increase (decrease) in net assets resulting from operations	7,998	(4,722)	11,442	19,098	136,064	282,372
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(285)	(226)	—	—	(15,914)	(18,833)
Trust Class	—	—	—	—	—	—
Institutional Class	(3,868)	(3,673)	(17,341)	(14,360)	(109,132)	(132,245)
Class A	(687)	(507)	(1,894)	(2,154)	(19,918)	(26,671)
Class C	(55)	(48)	(1,225)	(950)	(2,619)	(3,219)
Class R3	—	—	—	—	(521)	(555)
Class R6	—	—	—	—	(39,476)	(12,881)
Builder Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(17)	(414)	—	—	(7,669)	(3,851)
Trust Class	—	—	—	—	—	—
Institutional Class	(191)	(5,453)	—	—	(47,434)	(26,761)
Class A	(40)	(1,118)	—	—	(9,775)	(5,861)
Class C	(5)	(184)	—	—	(1,474)	(823)
Class R3	—	—	—	—	(263)	(104)
Class R6	—	—	—	—	(13,246)	—
Tax return of capital:
Trust Class	—	(23)	—	—	—	—
Institutional Class	—	(297)	—	—	—	—
Class A	—	(52)	—	—	—	—
Class C	—	(10)	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(5,148)	(12,005)	(20,460)	(17,464)	(267,441)	(231,804)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,512	1,674	—	—	57,426	65,445
Trust Class	—	—	—	—	—	—
Institutional Class	47,476	33,946	189,403	323,861	1,359,995	1,118,289
Class A	13,692	20,143	14,127	59,730	161,287	249,096
Class C	344	1,462	7,931	41,592	10,710	12,430
Class R3	—	—	—	—	4,230	7,550
Class R6	—	—	—	—	327,144	555,474
Builder Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	286	636	—	—	22,296	21,315
Trust Class	—	—	—	—	—	—
Institutional Class	3,193	8,309	14,297	12,305	113,506	117,445
Class A	705	1,558	1,417	1,658	26,643	28,440
Class C	27	95	599	471	2,260	2,376
Class R3	—	—	—	—	663	529
Class R6	—	—	—	—	52,722	12,881
Builder Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL INCOME FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period from March 1, 2013 to October 31, 2013	Year Ended February 28, 2013 (see Note A-1)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,788	$3,599	$1,655	$1,275	$1,426
Net realized gain (loss) on investments	165	979	156	164	3
Net increase from payments by affiliates (Note B)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	5,322	(6,679)	2,258	(2,978)	187
Net increase (decrease) in net assets resulting from operations	9,275	(2,101)	4,069	(1,539)	1,616
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(403)	(439)	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	(3,247)	(3,038)	(1,655)	(1,237)	—
Class A	(119)	(103)	—	—	—
Class C	(19)	(19)	—	—	—
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	—	—	—	(17)	(632)
Premier Class	—	—	—	(21)	(792)
Net realized gain on investments:
Investor Class	(113)	(134)	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	(806)	(813)	(136)	—	—
Class A	(33)	(24)	—	—	—
Class C	(9)	(10)	—	—	—
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R6	—	—	—	—	—
Total distributions to shareholders	(4,749)	(4,580)	(1,791)	(1,275)	(1,424)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,395	797	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	15,043	31,383	1,155	281	—
Class A	6,826	3,503	—	—	—
Class C	292	891	—	—	—
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	—	—	—	38	1,303
Premier Class	—	—	—	6	2,176
Proceeds from reinvestment of dividends and distributions:
Investor Class	429	470	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	3,462	3,329	1,602	1,133	—
Class A	119	81	—	—	—
Class C	11	15	—	—	—
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	—	—	—	—	589
Premier Class	—	—	—	—	628

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Payments for shares redeemed:
Investor Class	(2,856)	(4,053)	—	—	(114,169)	(121,476)
Trust Class	—	—	—	—	—	—
Institutional Class	(49,644)	(82,428)	(268,143)	(148,267)	(1,223,263)	(1,630,943)
Class A	(13,109)	(36,476)	(54,720)	(23,724)	(255,621)	(393,392)
Class C	(1,949)	(3,096)	(22,204)	(4,777)	(13,702)	(28,173)
Class R3	—	—	—	—	(5,790)	(7,102)
Class R6	—	—	—	—	(129,888)	(32,102)
Builder Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—	—	—
Builder Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	677	(58,230)	(117,293)	262,849	396,449	(21,918)
Net Increase (Decrease) in Net Assets	3,527	(74,957)	(126,311)	264,483	265,072	28,650
Net Assets:
Beginning of year	214,550	289,507	557,160	292,677	3,262,541	3,233,891
End of year	$218,077	$214,550	$430,849	$557,160	$3,527,613	$3,262,541
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$183	$183
Distributions in excess of net investment income at end of year	$(74)	$(76)	$(250)	$(250)	$—	$—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL INCOME FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period from March 1, 2013 to October 31, 2013	Year Ended February 28, 2013 (see Note A-1)
Payments for shares redeemed:
Investor Class	(3,746)	(2,423)	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	(19,008)	(21,958)	(5,638)	(7,248)	—
Class A	(3,195)	(1,754)	—	—	—
Class C	(373)	(816)	—	—	—
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Builder Class	—	—	—	(177)	(3,422)
Premier Class	—	—	—	—	(6,619)
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	76,649	—
Builder Class	—	—	—	(35,911)	—
Premier Class	—	—	—	(40,738)	—
Net increase (decrease) from Fund share transactions	1,255	13,518	(2,881)	(5,967)	(5,345)
Net Increase (Decrease) in Net Assets	5,781	6,837	(603)	(8,781)	(5,153)
Net Assets:
Beginning of year	157,286	150,449	68,274	77,055	82,208
End of year	$163,067	$157,286	$67,671	$68,274	$77,055
Undistributed net investment income (loss) at end of year	$—	$—	$12	$12	$16
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$563	$470	$6,802	$2,602
Net realized gain (loss) on investments	14	(714)	(290)	149
Net increase from payments by affiliates (Note B)	4	—	1	—
Change in net unrealized appreciation (depreciation) of investments	(199)	928	(2,204)	422
Net increase (decrease) in net assets resulting from operations	382	684	4,309	3,173
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(406)	(541)	—	—
Trust Class	(41)	(65)	—	—
Institutional Class	(306)	(378)	(6,698)	(2,579)
Class A	(83)	(55)	(97)	(23)
Class C	(8)	(10)	(9)	(3)
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	(137)	(87)
Class A	—	—	(2)	(0)
Class C	—	—	(0)	(0)
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(844)	(1,049)	(6,943)	(2,692)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,871	2,717	—	—
Trust Class	609	1,062	—	—
Institutional Class	20,664	12,276	125,374	78,635
Class A	4,810	6,304	3,136	1,559
Class C	1,246	2,198	307	291
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	381	505	—	—
Trust Class	41	64	—	—
Institutional Class	264	339	6,835	2,665
Class A	40	33	80	22
Class C	3	4	9	3
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$46,161	$41,828	$746
Net realized gain (loss) on investments	2,639	6,717	(308)
Net increase from payments by affiliates (Note B)	67	—	—
Change in net unrealized appreciation (depreciation) of investments	14,153	(39,716)	(155)
Net increase (decrease) in net assets resulting from operations	63,020	8,829	283
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—
Trust Class	(1,664)	(1,195)	—
Institutional Class	(29,816)	(25,805)	(423)
Class A	(10,174)	(11,456)	(121)
Class C	(4,973)	(5,421)	(12)
Class R3	—	—	—
Class R6	(2,835)	(174)	(143)
Builder Class	—	—	—
Premier Class	—	—	—
Net realized gain on investments:
Investor Class	—	—	—
Trust Class	—	(551)	—
Institutional Class	—	(10,764)	—
Class A	—	(6,268)	—
Class C	—	(3,816)	—
Class R3	—	—	—
Class R6	—	—	—
Tax return of capital:
Trust Class	—	—	—
Institutional Class	—	—	(2)
Class A	—	—	(1)
Class C	—	—	(0)
Class R6	—	—	(0)
Total distributions to shareholders	(49,462)	(65,450)	(702)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—
Trust Class	14,203	30,105	—
Institutional Class	615,384	548,706	23,256
Class A	160,398	245,524	7,035
Class C	43,721	74,250	1,000
Class R3	—	—	—
Class R6	130,063	17,511	7,000
Builder Class	—	—	—
Premier Class	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—
Trust Class	1,643	1,718	—
Institutional Class	23,426	25,773	424
Class A	8,279	14,465	122
Class C	3,195	5,527	12
Class R3	—	—	—
Class R6	2,840	174	144
Builder Class	—	—	—
Premier Class	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Payments for shares redeemed:
Investor Class	(4,123)	(8,994)	—	—
Trust Class	(1,334)	(2,691)	—	—
Institutional Class	(10,362)	(16,596)	(17,661)	(3,876)
Class A	(4,431)	(2,360)	(740)	(483)
Class C	(1,418)	(1,668)	(136)	(100)
Class R3	—	—	—	—
Class R6	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—	—
Builder Class	—	—	—	—
Premier Class	—	—	—	—
Net increase (decrease) from Fund share transactions	8,261	(6,807)	117,204	78,716
Net Increase (Decrease) in Net Assets	7,799	(7,172)	114,570	79,197
Net Assets:
Beginning of year	63,363	70,535	104,343	25,146
End of year	$71,162	$63,363	$218,913	$104,343
Undistributed net investment income (loss) at end of year	$152	$152	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$(5)	$(3)
See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Payments for shares redeemed:
Investor Class	—	—	—
Trust Class	(10,834)	(13,234)	—
Institutional Class	(342,517)	(331,445)	(276)
Class A	(173,513)	(241,790)	—
Class C	(56,187)	(63,503)	—
Class R3	—	—	—
Class R6	(950)	(49)	—
Builder Class	—	—	—
Premier Class	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note F):
Institutional Class	—	—	—
Builder Class	—	—	—
Premier Class	—	—	—
Net increase (decrease) from Fund share transactions	419,151	313,732	38,717
Net Increase (Decrease) in Net Assets	432,709	257,111	38,298
Net Assets:
Beginning of year	1,303,833	1,046,722	—
End of year	$1,736,542	$1,303,833	$38,298
Undistributed net investment income (loss) at end of year	$—	$1,773	$—
Distributions in excess of net investment income at end of year	$(411)	$—	$(99)

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust. Each Fund (except New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, eight offer Class A shares, eight offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. New York Municipal Income had no operations until March 11, 2013, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. New York Municipal Income was the successor to The Empire Builder Tax Free Bond Fund (the "Predecessor Fund") pursuant to a reorganization that took place prior to March 11, 2013. The financial information prior to March 11, 2013 for the Institutional Class of New York Municipal Income is that of the Builder Class of the Predecessor Fund (see Note F for more information). Unconstrained Bond had no operations until February 13, 2014, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies".

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income,

Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income, Short Duration and Strategic Income participated as class members. The amounts of such proceeds for the year ended October 31, 2014 were $3,132, $321,083, $530 and $319 for Core Bond, High Income, Short Duration and Strategic Income, respectively.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Unconstrained Bond, to continue to, and the intention of Unconstrained Bond to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: amortization of bond premium; gains and losses from swaps, foreign currencies, futures and forwards; paydown losses on mortgage backed and asset backed securities; non-deductible stock issuance costs; nontaxable distributions paid by the fund; expiration of capital loss carryforwards; and deflation adjustments on U.S. Treasury inflation protected bonds (TIPs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$2	$48,880	$(48,882)
Floating Rate Income	—	(1)	1
High Income	—	—	—
Municipal Intermediate Bond	—	—	—
New York Municipal Income	—	—	—
Short Duration	(2,244,689)	281,356	1,963,333
Short Duration High Income	—	—	—
Strategic Income	(2)	1,117,281	(1,117,279)
Unconstrained Bond	(6,817)	(146,292)	153,109

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013, except for New York Municipal Income (see footnotes 1 and 2), was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2014	2013		2014	2013		2014	2013		2014	2013		2014	2013
Core Bond	$5,148,134	$8,973,868		$—	$—		$—	$2,649,482		$—	$381,734		$5,148,134	$12,005,084
Floating Rate Income	20,459,930	17,464,260		—	—		—	—		—	—		20,459,930	17,464,260
High Income	216,822,157	228,534,877		—	—		50,618,938	3,268,594		—	—		267,441,095	231,803,471
Municipal Intermediate Bond	2,920	762,533		3,784,947	3,598,216		960,704	219,147		—	—		4,748,571	4,579,896
New York Municipal Income	3,235	1,039	(1)(2)	1,651,468	1,273,671	(1)(2)	135,895	—	(1)(2)	—	—	(1)(2)	1,790,598	1,274,710	(1)(2)
Short Duration	844,078	1,049,318		—	—		—	—		—	—		844,078	1,049,318
Short Duration High Income	6,942,701	2,691,944		—	—		—	—		—	—		6,942,701	2,691,944
Strategic Income	49,462,525	62,378,683		—	—		—	3,071,502		—	—		49,462,525	65,450,185
Unconstrained Bond	698,429	—		—	—		—	—		3,363	—		701,792	—

(1) Period from March 1, 2013 to October 31, 2013.

(2) During the year ended February 28, 2013, distributions paid from tax-exempt income was $1,423,654.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$452,674	$—	$—	$1,980,123	$—	$(73,134)	$2,359,663
Floating Rate Income	118,523	—	—	(3,653,465)	(2,146,051)	(387,739)	(6,068,732)
High Income	7,145,893	—	20,019,123	65,042,994	—	(3,383,982)	88,824,028
Municipal Intermediate Bond	—	51,800	163,819	6,719,421	—	(51,960)	6,883,080
New York Municipal Income	26,479	—	155,074	3,076,402	—	(14,572)	3,243,383
Short Duration	160,619	—	—	(391,526)	(14,093,768)	(10,350)	(14,335,025)
Short Duration High Income	1,426	—	—	(1,849,865)	(283,569)	(5,430)	(2,137,438)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Strategic Income	$9,040,450	$—	$—	$18,038,096	$—	$(1,082,950)	$25,995,596
Unconstrained Bond	—	—	—	(169,860)	(206,329)	(32,989)	(409,178)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed or recognized on wash sales and straddles; end of year distributions payable; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; adjustments related to TIPs; amortization of bond premium; and amortization of organization costs.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011 (March 1, 2011 for New York Municipal Income (which includes the Predecessor Fund). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2015	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$—	$835,287
Short Duration	643,625	—	8,069,282	850,271	1,276,932

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Floating Rate Income	$—	$1,310,764
Short Duration	3,041,422	212,236
Short Duration High Income	53,767	229,802
Unconstrained Bond	206,329	—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2014, Short Duration had capital loss carryforwards expire of $2,244,689. During the year ended October 31, 2014, Strategic Income utilized capital loss carryforwards of $7,036,290.

6 Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7 Organization expenses: Costs incurred by Unconstrained Bond in connection with its organization, which amounted to $90,340, and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9 Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

10 When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

11 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

12 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13 Derivative instruments: During the year ended October 31, 2014, certain of the Funds' use of derivatives, as described below, was limited to centrally cleared credit default swap contracts, financial futures contracts and forward foreign currency contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2014, Unconstrained Bond entered into centrally cleared credit default swaps for economic hedging purposes, including as a maturity or duration management device. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearing house, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

There were no credit default swaps outstanding at October 31, 2014.

Financial futures contracts: During the year ended October 31, 2014, Floating Rate Income, High Income, Municipal Intermediate Bond, New York Municipal Income and Short Duration High Income did not enter into any financial futures contracts. During the year ended October 31, 2014, Core Bond, Short Duration, Strategic Income and Unconstrained Bond entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. At October 31, 2014, Short Duration did not have any outstanding financial futures contracts.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At October 31, 2014, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	December 2014	13 Euro-Buxl Bond, 30 Year	Short	$(9,993)
Core Bond	December 2014	27 Euro Currency	Short	206,703
Core Bond	December 2014	89 U.S. Treasury Note, 10 Year	Short	(74,412)
Core Bond	December 2014	212 U.S. Treasury Note, 5 Year	Short	(126,367)
Core Bond	December 2014	25 U.S. Treasury Note, 2 Year	Short	(16,884)
Core Bond	December 2014	21 U.S. Treasury Long Bond	Short	(37,970)
Core Bond	December 2014	20 U.S. Treasury Bond, Ultra Long	Short	(54,585)
Core Bond	March 2015	22 EuroYen, 90 Day	Long	1,655
Core Bond	December 2016	9 New Zealand Treasury Bill, 90 Day	Long	370
Core Bond	December 2016	18 Eurodollar, 90 Day	Long	(972)
Total				$(112,455)
Strategic Income	December 2014	549 Mini Japanese, 10 Year	Short	$(359,443)
Strategic Income	December 2014	194 Euro-Buxl Bond, 30 Year	Short	(144,405)
Strategic Income	December 2014	362 Euro Currency	Short	2,868,663
Strategic Income	December 2014	69 GBP Currency	Short	252,019
Strategic Income	December 2014	150 Mexican Peso	Short	140,430
Strategic Income	December 2014	94 New Zealand Dollar	Short	512,883
Strategic Income	December 2014	194 South African Rand	Short	249,038
Strategic Income	December 2014	2,644 U.S. Treasury Note, 10 Year	Short	(1,721,767)
Strategic Income	December 2014	115 U.S. Treasury Note, 2 Year	Short	(77,667)
Strategic Income	December 2014	1,287 U.S. Treasury Note, 5 Year	Short	(623,775)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Strategic Income	December 2014	213 U.S. Treasury Bond, Ultra Long	Short	$(581,324)
Strategic Income	December 2014	68 Euribor Interest Rate, 3 Month	Long	42,381
Strategic Income	December 2014	157 Euro/Japanese Yen Currency, 90 Day	Long	6,567
Strategic Income	December 2014	92 U.S. Treasury Long Bond	Long	228,227
Strategic Income	March 2015	158 Euro/Japanese Yen Currency, 90 Day	Long	11,883
Strategic Income	December 2015	79 New Zealand Bank Bill, 3 Month	Long	4,322
Strategic Income	December 2016	142 Eurodollar, 90 Day	Long	(7,666)
Total				$800,366
Unconstrained Bond	December 2014	53 Canadian Treasury Bond, 10 Year	Short	$(30,715)
Unconstrained Bond	December 2014	22 Euro-Bund	Short	(33,929)
Unconstrained Bond	December 2014	20 Euro-Buxl Bond, 30 Year	Short	(7,058)
Unconstrained Bond	December 2014	65 Mini Japanese, 10 Year	Short	(42,504)
Unconstrained Bond	December 2014	27 U.S. Treasury Note, 10 Year	Short	(644)
Unconstrained Bond	December 2014	18 U.S. Treasury Note, 2 Year	Short	(12,128)
Unconstrained Bond	December 2014	37 U.S. Treasury Note, 5 Year	Short	(14,270)
Unconstrained Bond	December 2014	13 U.S. Treasury Long Bond	Short	1,873
Unconstrained Bond	December 2014	1 U.S. Treasury Bond, Ultra Long	Short	(2,502)
Unconstrained Bond	December 2014	2 UK Long Gilt Bond	Long	5,116
Unconstrained Bond	March 2015	4 Euro/Japanese Yen Currency, 90 Day	Long	288
Unconstrained Bond	December 2015	3 New Zealand Treasury Bill, 90 Day	Long	198
Unconstrained Bond	December 2016	3 Eurodollar, 90 Day	Long	(158)
Total				$(136,433)

During the year ended October 31, 2014, the average notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$39,967,192	$(57,476,632)
Short Duration	$—	$(151,907)
Strategic Income	$318,815,823	$(640,570,925)
Unconstrained Bond	$4,472,074	$(37,816,805)

At October 31, 2014, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$16,254,998	$(54,749,636)
Strategic Income	$200,097,057	$(738,601,275)
Unconstrained Bond	$4,309,601	$(36,507,181)

At October 31, 2014, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures contracts:

Core Bond	$542,989
Strategic Income	$7,796,374
Unconstrained Bond	$411,962

Forward foreign currency contracts: During the period ended October 31, 2014, Unconstrained Bond entered into forward foreign currency contracts ("forward contracts") for economic hedging purposes, including as a maturity or duration management device.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2014, open forward contracts for Unconstrained Bond were as follows:

Contracts Received		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
402,791	Australian Dollar	$348,852	Societe Generale	01/15/15	$3,814
889,413	Australian Dollar	782,532	State Street Bank London	01/15/15	(3,802)
231,078	Canadian Dollar	205,207	Royal Bank of Canada	01/15/15	(551)
1,032,478	Canadian Dollar	919,988	Societe Generale	01/15/15	(5,565)
1,107,151	Canadian Dollar	981,095	State Street Bank London	01/15/15	(537)
228,051	Euro Currency	289,375	Royal Bank of Canada	01/15/15	(3,456)
1,619,686	Euro Currency	2,052,599	Societe Generale	01/15/15	(21,922)
1,503,459	Euro Currency	1,898,854	State Street Bank London	01/15/15	(13,898)
31,490,965	Japanese Yen	281,885	Royal Bank of Canada	01/15/15	(1,279)
41,408,300	Japanese Yen	384,489	Societe Generale	01/15/15	(15,513)
89,456,693	Japanese Yen	837,480	State Street Bank London	01/15/15	(40,360)
57,461	Mexican Peso	4,229	Societe Generale	01/15/15	20
729,284	Norwegian Krone	108,255	Royal Bank of Canada	01/15/15	(395)
7,730,908	Norwegian Krone	1,176,496	Societe Generale	01/15/15	(33,105)
8,863,455	Norwegian Krone	1,345,713	State Street Bank London	01/15/15	(34,820)
466,756	New Zealand Dollar	361,453	Royal Bank of Canada	01/15/15	(158)
1,060,378	New Zealand Dollar	825,107	Societe Generale	01/15/15	(4,316)
916,646	New Zealand Dollar	711,278	State Street Bank London	01/15/15	(1,744)
346,286	Pound Sterling	556,582	Royal Bank of Canada	01/15/15	(2,947)
484,893	Pound Sterling	778,302	Societe Generale	01/15/15	(3,065)
473,773	Pound Sterling	757,832	State Street Bank London	01/15/15	(374)
575,536	Swedish Krona	79,784	Royal Bank of Canada	01/15/15	(1,830)
4,051,910	Swedish Krona	560,446	Societe Generale	01/15/15	(11,627)
4,844,238	Swedish Krona	666,090	State Street Bank London	01/15/15	(9,953)
223,445	Swiss Franc	233,048	Royal Bank of Canada	01/15/15	(647)
1,268,586	Swiss Franc	1,340,504	Societe Generale	01/15/15	(21,072)
616,976	Swiss Franc	649,847	State Street Bank London	01/15/15	(8,142)
					$(237,244)

Contracts Delivered		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
472,563	Australian Dollar	$413,781	Royal Bank of Canada	01/15/15	$26
704,739	Australian Dollar	614,251	Societe Generale	01/15/15	(2,786)
1,626,051	Australian Dollar	1,417,145	State Street Bank London	01/15/15	(6,552)
1,899,365	Brazilian Real	766,717	Societe Generale	01/15/15	15,638
302,723	Canadian Dollar	272,889	Royal Bank of Canada	01/15/15	2,123
1,280,094	Canadian Dollar	1,139,493	Societe Generale	01/15/15	5,766
1,158,362	Canadian Dollar	1,033,579	State Street Bank London	01/15/15	7,665
5,090,354	Euro Currency	6,456,850	Societe Generale	01/15/15	74,835
547,167	Euro Currency	695,210	State Street Bank London	01/15/15	9,202
9,012,545	Japanese Yen	84,673	Royal Bank of Canada	01/15/15	4,365
47,362,036	Japanese Yen	436,857	Societe Generale	01/15/15	14,830
76,580,826	Japanese Yen	713,069	State Street Bank London	01/15/15	30,682
7,295,454	Mexican Peso	536,944	Societe Generale	01/15/15	(2,524)
1,453,895	Norwegian Krone	222,103	Royal Bank of Canada	01/15/15	7,074
3,463,713	Norwegian Krone	520,866	Societe Generale	01/15/15	8,588
5,964,144	Norwegian Krone	902,293	State Street Bank London	01/15/15	20,204
744,422	New Zealand Dollar	583,443	Royal Bank of Canada	01/15/15	7,219
4,559,976	New Zealand Dollar	3,550,655	Societe Generale	01/15/15	20,983
1,376,774	New Zealand Dollar	1,082,357	State Street Bank London	01/15/15	16,658
94,465	Pound Sterling	151,021	Royal Bank of Canada	01/15/15	(8)
2,234,398	Pound Sterling	3,591,230	Societe Generale	01/15/15	18,917
419,810	Pound Sterling	673,267	State Street Bank London	01/15/15	2,083
6,501,644	Swedish Krona	900,441	Societe Generale	01/15/15	19,814
4,119,367	Swedish Krona	566,517	State Street Bank London	01/15/15	8,562
325,337	Swiss Franc	344,466	Royal Bank of Canada	01/15/15	6,089
1,170,025	Swiss Franc	1,224,079	Societe Generale	01/15/15	7,158
1,991,604	Swiss Franc	2,079,931	State Street Bank London	01/15/15	8,501
1,998,434	South African Rand	174,168	Royal Bank of Canada	01/15/15	(4,801)
					$300,311

For the period ended October 31, 2014, Unconstrained Bond's investment in forward contracts had an average value of $58,976,598.

At October 31, 2014, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$2,025	$—	$206,703	$208,728
Total Value—Assets		$2,025	$—	$206,703	$208,728

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Strategic Income
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$293,380	$—	$4,023,033	$4,316,413
Total Value—Assets		$293,380	$—	$4,023,033	$4,316,413
Unconstrained Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$7,475	$—	$—	$7,475
Forward Contracts	Receivable for open forward foreign currency contracts	—	—	320,816	320,816
Total Value—Assets		$7,475	$—	$320,816	$328,291

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$(321,183)	$—	$—	$(321,183)
Total Value—Liabilities		$(321,183)	$—	$—	$(321,183)
Strategic Income
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$(3,516,047)	$—	$—	$(3,516,047)
Total Value—Liabilities		$(3,516,047)	$—	$—	$(3,516,047)
Unconstrained Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$(143,908)	$—	$—	$(143,908)
Forward Contracts	Payable for open forward foreign currency contracts	—	—	(257,749)	(257,749)
Total Value—Liabilities		$(143,908)	$—	$(257,749)	$(401,657)

(1) "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2014, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2014, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2014, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Net realized gain (loss) on: financial futures contracts	$(2,112,297)	$—	$124,624	$(1,987,673)
Total Realized Gain (Loss)		$(2,112,297)	$—	$124,624	$(1,987,673)
Short Duration
Futures Contracts	Net realized gain (loss) on: financial futures contracts	$(2,209)	$—	$—	$(2,209)
Total Realized Gain (Loss)		$(2,209)	$—	$—	$(2,209)
Strategic Income
Futures Contracts	Net realized gain (loss) on: financial futures contracts	$(25,417,304)	$—	$989,478	$(24,427,826)
Total Realized Gain (Loss)		$(25,417,304)	$—	$989,478	$(24,427,826)
Unconstrained Bond
Swap Contracts	Net realized gain (loss) on: swap contracts	$—	$(54,562)	$—	$(54,562)
Futures Contracts	Net realized gain (loss) on: financial futures contracts	(1,347,266)	—	—	(1,347,266)
Forward Contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	711,648	711,648
Total Realized Gain (Loss)		$(1,347,266)	$(54,562)	$711,648	$(690,180)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$666,338	$—	$206,703	$873,041
Total Change in Appreciation (Depreciation)		$666,338	$—	$206,703	$873,041
Strategic Income
Futures Contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$8,435,356	$—	$4,811,192	$13,246,548
Total Change in Appreciation (Depreciation)		$8,435,356	$—	$4,811,192	$13,246,548

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures Contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(136,433)	$—	$—	$(136,433)
Forward Contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	—	63,067	63,067
Total Change in Appreciation (Depreciation)		$(136,433)	$—	$63,067	$(73,366)

Management has concluded that the Funds, except Core Bond, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the year ended October 31, 2014 that require additional disclosures pursuant to ASC 815.

During the current reporting period, the Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable only to Unconstrained Bond at October 31, 2014. Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross on the Statements of Assets and Liabilities. The following tables present Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Unconstrained Bond for assets and pledged by Unconstrained Bond for liabilities as of October 31, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Forward Contracts	$320,816	$—	$320,816
Total	$320,816	$—	$320,816

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Royal Bank of Canada	$26,896	$(16,072)	$—	$10,824
Societe Generale	190,363	(121,495)	—	68,868
State Street Bank London	103,557	(103,557)	—	—
Total	$320,816	$(241,124)	$—	$79,692

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Forward Contracts	$(257,749)	$—	$(257,749)
Total	$(257,749)	$—	$(257,749)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Royal Bank of Canada	$(16,072)	$16,072	$—	$—
Societe Generale	(121,495)	121,495	—	—
State Street Bank London	(120,182)	103,557	—	(16,625)
Total	$(257,749)	$241,124	$—	$(16,625)

(a) Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of October 31, 2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by Unconstrained Bond to each counterparty as of October 31, 2014.

14 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15 Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Income Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2014, Strategic Income invested in Neuberger Berman Emerging Markets Debt Fund (formerly, Neuberger Berman Emerging Markets Income Fund) (an "Underlying Fund") (see Note G).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the year ended October 31, 2014, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2014, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the year ended October 31, 2014, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$727,274	$7,046,799

16 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond, New York Municipal Income (as of March 11, 2013) and Short Duration each pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the period ended October 31, 2014, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25%, 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's, New York Municipal Income's and Short Duration's average daily net assets, respectively. For such investment management services, Floating Rate Income, High Income, Short Duration High Income, Strategic Income and Unconstrained Bond each pays Management a fee at the annual rate of 0.50%, 0.48%, 0.45%, 0.55% (0.50% after management fee waiver (see Note A-15) and 0.60%, respectively, of its average daily net assets.

Prior to March 11, 2013, New York Municipal Income's Predecessor Fund retained Glickenhaus & Co. (the "prior Adviser") to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the prior Adviser received a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.3333% of such assets in excess of $100 million. The prior Adviser had agreed to a reduction of its advisory fees to the extent that the Predecessor Fund's total expenses, including the advisory fees, exceeded 1.50% per annum of the Predecessor Fund's average daily net assets. For the period prior to March 11, 2013, there was no reduction of advisory fees pursuant to this agreement.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund (as of March 11, 2013 for New York Municipal Income) pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each of High Income, Strategic Income and Unconstrained Bond pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Prior to March 11, 2013, New York Municipal Income's Predecessor Fund retained Ultimus Fund Solutions, LLC ("Ultimus") as its administrator under an Administration Agreement. For the performance of these administrative services, the Predecessor Fund paid Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee was $5,000 per month.

Prior to March 11, 2013, under the terms of a Fund Accounting Agreement with New York Municipal Income's Predecessor Fund, Ultimus provided the Fund with accounting and pricing services. For calculating daily net asset value per share and maintaining such books and records as was necessary to enable Ultimus to perform its duties, the Predecessor Fund paid Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of its daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.

Prior to March 11, 2013, under the terms of a Transfer Agent and Shareholder Services Agreement with New York Municipal Income's Predecessor Fund, Ultimus served as transfer agent and shareholder services agent for the Predecessor Fund.

Prior to March 11, 2013, under the terms of a Compliance Consulting Agreement between New York Municipal Income's Predecessor Fund and Ultimus (the "Compliance Agreement"), Ultimus made available an individual to serve as the Predecessor Fund's Chief Compliance Officer ("CCO"). Under the Compliance Agreement, Ultimus also provided infrastructure and support in implementing the written policies and procedures comprising the Predecessor Fund's compliance program, including supporting services to the CCO.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2014, there was no repayment to Management under these agreements.

At October 31, 2014, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2012	2013	2014
			Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Core Bond Investor Class	0.85%	10/31/21	$27,514	$35,806	$37,651
Core Bond Institutional Class	0.45%	10/31/21	154,024	298,036	271,338
Core Bond Class A	0.85%	10/31/21	26,508	61,747	54,386
Core Bond Class C	1.60%	10/31/21	6,318	9,196	6,947
Floating Rate Income Institutional Class	0.70%	10/31/17	374,906	367,105	387,613
Floating Rate Income Class A	1.07%	10/31/21	58,121	63,435	51,780
Floating Rate Income Class C	1.82%	10/31/21	21,016	34,681	43,276
High Income Investor Class	1.00%	10/31/17	—	—	—
High Income Institutional Class	0.75%	10/31/17	—	—	—
High Income Class A	1.12%	10/31/17	—	—	—
High Income Class C	1.87%	10/31/17	—	—	—
High Income Class R3	1.37%	10/31/17	—	—	—
High Income Class R6	0.68%	10/31/17	—	— (4)	—
Municipal Intermediate Bond Investor Class	0.65%	10/31/17	93,905	36,412	34,091
Municipal Intermediate Bond Institutional Class	0.50%	10/31/17	179,948	220,175	225,784
Municipal Intermediate Bond Class A	0.87%	10/31/17	4,964	9,915	11,332
Municipal Intermediate Bond Class C	1.62%	10/31/17	3,645	3,722	3,742

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2012		2013		2014
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2015		2016		2017
New York Municipal Income Institutional Class	1.00%		10/31/17	$—		$—	(5)	$—
Short Duration Investor Class	0.70%		10/31/17	194,144		172,377		157,140
Short Duration Trust Class	0.80%		10/31/17	31,215		25,172		19,252
Short Duration Institutional Class	0.50%		10/31/17	72,550		105,939		103,260
Short Duration Class A	0.87%		10/31/17	4,577		19,994		37,232
Short Duration Class C	1.62%		10/31/17	6,131		8,495		10,870
Short Duration High Income Institutional Class	0.75	%(3)	10/31/17	177,932	(2)	264,663		163,582
Short Duration High Income Class A	1.12	%(3)	10/31/17	382	(2)	3,831		3,233
Short Duration High Income Class C	1.87	%(3)	10/31/17	242	(2)	1,999		495
Strategic Income Trust Class	1.10%		10/31/17	21,192		25,620		23,397
Strategic Income Institutional Class	0.75%		10/31/21	285,110		418,813		337,730
Strategic Income Class A	1.15%		10/31/21	211,303		194,057		105,929
Strategic Income Class C	1.85%		10/31/21	176,962		185,562		129,187
Strategic Income Class R6	0.68%		10/31/17	—		4,189	(4)	29,520
Unconstrained Bond Institutional Class	0.85	%(3)	10/31/17	—		—		224,918	(6)
Unconstrained Bond Class A	1.22	%(3)	10/31/17	—		—		76,023	(6)
Unconstrained Bond Class C	1.97	%(3)	10/31/17	—		—		12,156	(6)
Unconstrained Class R6	0.82	%(3)	10/31/17	—		—		75,757	(6)

(1) Expense limitation per annum of the respective class's average daily net assets.

(2) Period from September 28, 2012 to October 31, 2012.

(3) In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Short Duration High Income from September 28, 2012 (Commencement of Operations) to October 2, 2012. For the period ended October 31, 2012, voluntary reimbursements for the Institutional Class, Class A and Class C of Short Duration High Income amounted to $935, $5 and $8, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(4) Period from March 15, 2013 to October 31, 2013.

(5) Period from March 11, 2013 to October 31, 2013.

(6) Period from February 13, 2014 to October 31, 2014.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, New York Municipal Income and Short Duration High Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. NBFI and Neuberger Berman Europe Limited ("NBEL"), as the sub-advisers to Unconstrained Bond, are retained by Management to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to each by Management, and each receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI and NBEL. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, NBEL and/or Management.

Prior to March 11, 2013, certain officers and Trustees of New York Municipal Income's Predecessor Fund were affiliated with the prior Adviser or Ultimus. Except as disclosed above in connection with the Compliance Agreement, such officers and Trustees received no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who served on New York Municipal Income's Predecessor Fund's Board were paid a retainer of $2,600 per quarter and an additional $900 fee for each Board meeting attended, plus reimbursement for certain expenses. The non-interested Trustees who served on committees of the Board received an additional fee of $750 for attendance at each committee meeting held on a day other than a regular quarterly Board meeting. Prior to March 6, 2012, the quarterly retainer paid to each Trustee was $2,100.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$998	$—	$—	$—
Core Bond Class C	—	420	—	—
Floating Rate Income Class A	3,842	—	—	—
Floating Rate Income Class C	—	44,987	—	—
High Income Class A	8,630	—	—	—
High Income Class C	—	31,631	—	—
Municipal Intermediate Bond Class A	1,451	—	—	—
Municipal Intermediate Bond Class C	—	3	—	—
Short Duration Class A	152	—	—	—
Short Duration Class C	—	746	—	—
Short Duration High Income Class A	590	—	—	—
Short Duration High Income Class C	—	262	—	—
Strategic Income Class A	19,566	—	—	—
Strategic Income Class C	—	44,889	—	—
Unconstrained Bond Class A(1)	—	—	—	—
Unconstrained Bond Class C(1)	—	—	—	—

(1) Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

Contribution Amount
Core Bond	$42,530
Floating Rate Income	35,895
High Income	123,284
Short Duration	3,625
Short Duration High Income	1,299
Strategic Income	66,582

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding swap contracts, forward foreign currency contracts and financial futures contracts) for the year ended October 31, 2014, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$522,191,634	$103,170,598	$527,379,172	$111,942,994
Floating Rate Income	—	420,753,259	—	524,761,420
High Income	—	2,294,820,919	—	1,984,574,775
Municipal Intermediate Bond	—	76,278,284	—	74,098,391
New York Municipal Income	—	35,593,009	—	37,113,562
Short Duration	22,314,432	27,745,290	18,659,384	25,912,181
Short Duration High Income	—	195,893,752	—	81,513,423
Strategic Income	5,091,539,221	1,235,251,220	5,013,571,798	995,218,751
Unconstrained Bond(1)	2,667,543	67,222,500	2,016,774	36,410,406

(1) Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2014 and October 31, 2013 was as follows:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Reorganization (Note F)	Shares Redeemed	Total
Core Bond:
Investor Class	241	27	(274)	(6)	157	60	—	(383)	(166)
Institutional Class	4,532	306	(4,769)	69	3,187	779	—	(7,776)	(3,810)
Class A	1,314	68	(1,257)	125	1,939	146	—	(3,463)	(1,378)
Class C	33	3	(188)	(152)	136	9	—	(294)	(149)
Floating Rate Income:
Institutional Class	18,461	1,396	(26,265)	(6,408)	31,489	1,197	—	(14,439)	18,247
Class A	1,378	138	(5,337)	(3,821)	5,807	162	—	(2,308)	3,661
Class C	773	59	(2,168)	(1,336)	4,045	45	—	(465)	3,625
High Income:
Investor Class	6,080	2,369	(12,088)	(3,639)	6,896	2,244	—	(12,774)	(3,634)
Institutional Class	144,109	12,045	(130,138)	26,016	117,061	12,338	—	(170,592)	(41,193)
Class A	17,082	2,831	(27,260)	(7,347)	26,246	2,992	—	(41,545)	(12,307)
Class C	1,129	240	(1,447)	(78)	1,304	250	—	(2,964)	(1,410)
Class R3	447	70	(610)	(93)	792	56	—	(749)	99
Class R6(4)	34,585	5,592	(13,737)	26,440	57,516	1,362	—	(3,407)	55,471

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with Reorganization (Note F)	Shares Redeemed		Total
Municipal Intermediate Bond:
Investor Class	118	37	(322)	(167)	68		40		—	(208)		(100)
Institutional Class	1,288	297	(1,630)	(45)	2,649		282		—	(1,865)		1,066
Class A	576	10	(272)	314	293		7		—	(153)		147
Class C	25	1	(32)	(6)	76		1		—	(70)		7
New York Municipal Income:
Institutional Class	67	92	(325)	(166)	16	(2)	65	(2)	4,323 (2)	(420	)(2)	3,984	(2)
Builder Class	—	—	—	—	2	(1)	—	(1)	(2,025)	(10	)(1)	(2,033	)(3)
Premier Class	—	—	—	—	0	z(1)	—	(1)	(2,297)	—	(1)	(2,297	)(3)
Short Duration:
Investor Class	235	48	(518)	(235)	339		63		—	(1,123)		(721)
Trust Class	81	5	(176)	(90)	139		9		—	(353)		(205)
Institutional Class	2,603	33	(1,304)	1,332	1,533		42		—	(2,075)		(500)
Class A	635	5	(586)	54	827		4		—	(308)		523
Class C	164	1	(187)	(22)	288		1		—	(219)		70
Short Duration High Income:
Institutional Class	12,341	672	(1,737)	11,276	7,723		265		—	(383)		7,605
Class A	307	8	(73)	242	155		2		—	(48)		109
Class C	30	1	(13)	18	29		0	[z]	—	(10)		19
Strategic Income:
Trust Class	1,262	146	(964)	444	2,661		152		—	(1,173)		1,640
Institutional Class	54,379	2,074	(30,402)	26,051	48,230		2,275		—	(29,532)		20,973
Class A	14,160	733	(15,358)	(465)	21,565		1,272		—	(21,457)		1,380
Class C	3,861	283	(4,990)	(846)	6,480		486		—	(5,662)		1,304
Class R6	11,472	251	(83)	11,640	1,552		16		—	(5)		1,563	(4)
Unconstrained Bond:
Institutional Class(5)	2,325	42	(28)	2,339	—		—		—	—		—
Class A(5)	704	12	—	716	—		—		—	—		—
Class C(5)	100	1	—	101	—		—		—	—		—
Class R6(5)	700	14	—	714	—		—		—	—		—

(1) For the period March 1, 2013 to March 8, 2013. Shares redeemed for Builder Class and Premier Class includes approximately 2,025,000 and 2,297,000 shares, respectively, which were converted to Institutional Class shares of New York Municipal Income on March 11, 2013 in connection with the reorganization (see Note F).

(2) Approximately 4,323,000 Institutional Class shares were issued in connection with conversion of approximately 2,025,000 Builder Class shares and 2,297,000 Premier Class shares (See Note F).

(3) Share activity for the year ended February 28, 2013 for the Predecessor Fund of New York Municipal Income was as follows:

	For the Year Ended February 28, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
New York Municipal Income:
Builder Class	73	33	(192)	(86)
Premier Class	123	35	(372)	(214)

(4) Period from March 15, 2013 to October 31, 2013.

(5) Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

z A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Note E—Lines of Credit:

At October 31, 2014, the Funds were participants in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the unused portion of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the year ended October 31, 2014, none of the Funds utilized this line of credit.

At October 31, 2014, the Funds were participants in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the year ended October 31, 2014, none of the Funds utilized this line of credit.

In December 2014, a new single committed, unsecured $700,000,000 line of credit was approved for each Fund that will replace the lines of credit with State Street noted above. The new line of credit will be used only for temporary or emergency purposes.

Note F—Reorganization of New York Municipal Income:

After the close of business on March 8, 2013, all the net assets and liabilities of the Predecessor Fund, a Massachusetts business trust, were reorganized into New York Municipal Income. The Predecessor Fund was registered as a non-diversified, open-end management investment company under the 1940 Act. The reorganization was performed pursuant to a plan of reorganization approved by the Predecessor Fund's shareholders on February 22, 2013.

The reorganization was accomplished by a tax-free exchange of 2,025,214 shares of the Institutional Class of New York Municipal Income (valued at $35,911,391) for 2,025,214 shares of the Builder Class of the Predecessor Fund and 2,297,401 shares of the Institutional Class of New York Municipal Income (valued at $40,737,640) for 2,297,171 shares of the Premier Class of the Predecessor Fund outstanding on March 8, 2013. The Predecessor Fund's aggregate net assets at that date ($76,649,031 including $13,966 of undistributed net realized loss and $3,523,309 of net unrealized appreciation) were combined with those of New York Municipal Income. The aggregate net assets of New York Municipal Income and the Predecessor Fund immediately after the reorganization were $76,649,031.

Note G—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2014	Value October 31, 2014	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Neuberger Berman Emerging Markets Debt Fund(3) Institutional Class	8,529,643	9,420,697	—	17,950,340	$178,498,951	$7,115,969	$—

(1) Affiliated issuers, as defined in the 1940 Act.

(2) Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(3) Effective June 2, 2014. Formerly, Neuberger Berman Emerging Markets Income Fund through June 1, 2014.

Other: At October 31, 2014, there were affiliated investors owning 2.8%, 0.7%, 0.1%, 0.01% and 92.0% of Core Bond's, Floating Rate Income's, High Income's, Short Duration High Income's and Unconstrained Bond's outstanding shares, respectively.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively.
Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	@	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
Institutional Class
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	@	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	@	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
Class A
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	@	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
Class C
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	@	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	@	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2014	$0.00	$10.50	3.74%@@	$13.7	1.13%	.85%	2.10%	307%[a]
10/31/2013	$—	$10.35	(2.11)%	$13.5	1.10%	.85%	1.51%	346%[a]
10/31/2012	$—	$11.04	6.74%	$16.3	1.08%	.85%	1.69%	360%[a]
10/31/2011	$—	$10.79	4.41%	$15.7	1.12%	.85%	2.18%	379%[a]
10/31/2010	$—	$10.86	10.03%	$18.6	1.19%	.85%	2.66%	340%[a]
Institutional Class
10/31/2014	$0.00	$10.52	4.16%@@	$169.0	.63%	.45%	2.49%	307%[a]
10/31/2013	$—	$10.37	(1.71)%	$165.9	.61%	.45%	1.90%	346%[a]
10/31/2012	$—	$11.06	7.16%	$218.9	.59%	.45%	2.08%	360%[a]
10/31/2011	$—	$10.81	4.82%	$180.8	.62%	.45%	2.58%	379%[a]
10/31/2010	$—	$10.88	10.45%	$120.3	.70%	.45%	3.02%	340%[a]
Class A
10/31/2014	$0.00	$10.49	3.75%@@	$31.9	1.02%	.85%	2.10%	307%[a]
10/31/2013	$—	$10.34	(2.03)%	$30.1	1.04%	.85%	1.49%	346%[a]
10/31/2012	$—	$11.02	6.75%	$47.3	.99%	.85%	1.61%	360%[a]
10/31/2011	$—	$10.77	4.32%	$26.3	1.01%	.85%	2.18%	379%[a]
10/31/2010	$—	$10.85	10.04%	$23.4	1.09%	.85%	2.64%	340%[a]
Class C
10/31/2014	$0.00	$10.50	2.97%@@	$3.5	1.77%	1.60%	1.34%	307%[a]
10/31/2013	$—	$10.35	(2.76)%	$5.0	1.75%	1.60%	.75%	346%[a]
10/31/2012	$—	$11.03	5.95%	$7.0	1.74%	1.60%	.86%	360%[a]
10/31/2011	$—	$10.78	3.54%	$4.4	1.77%	1.60%	1.43%	379%[a]
10/31/2010	$—	$10.86	9.31%	$2.9	1.84%	1.60%	1.83%	340%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	@	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	@	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)
Class A
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	@	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	@	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)
Class C
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	@	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	@	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	@	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	@	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
Institutional Class
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	@	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	@	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
10/31/2014	$0.00	$10.11	2.01%	$358.6	.78%		.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%	$430.7	.81%		.70%		4.06%		78%
10/31/2012	$—	$10.22	8.73%	$241.5	.91%		.70%		5.26%		112%
10/31/2011	$—	$9.91	3.16%	$181.5	.95%		.70%		5.39%		147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24%**	$70.5	1.87	%*Ø	.70	%*Ø	5.28	%*Ø	112%**
Class A
10/31/2014	$0.00	$10.11	1.64%	$34.8	1.16%		1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%	$74.7	1.18%		1.07%		3.66%		78%
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%		1.07%		4.87%		112%
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%		1.07%		5.00%		147%
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85%**	$12.9	2.21	%*Ø	1.07	%*Ø	4.87	%*Ø	112%**
Class C
10/31/2014	$0.00	$10.11	.88%	$37.4	1.91%		1.82%		2.64%		77%
10/31/2013	$—	$10.29	3.78%	$51.8	1.93%		1.82%		2.85%		78%
10/31/2012	$—	$10.22	7.51%	$14.4	2.05%		1.82%		4.10%		112%
10/31/2011	$—	$9.91	1.98%	$7.8	2.06%		1.82%		4.22%		147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	3.39	%*Ø	1.82	%*Ø	4.23	%*Ø	112%**
High Income Bond Fund
Investor Class
10/31/2014	$0.00	$9.28	4.24%@@	$266.4	.83%		.83%		5.35%		60%
10/31/2013	$—	$9.63	9.10%	$311.5	.84%		.84%		5.80%		80%
10/31/2012	$—	$9.46	12.17%	$340.5	.84%		.84%		6.29%		82%
10/31/2011	$—	$9.06	3.09%	$309.2	.86%		.86%		6.92%		88%
10/31/2010	$—	$9.49	19.71%	$363.6	.96%		.96	%§	8.50%		144%
Institutional Class
10/31/2014	$0.00	$9.29	4.38%@@	$2,120.4	.69%		.69%		5.48%		60%
10/31/2013	$—	$9.64	9.14%	$1,949.6	.69%		.69%		5.94%		80%
10/31/2012	$—	$9.48	12.44%	$2,306.1	.70%		.70%		6.42%		82%
10/31/2011	$—	$9.07	3.23%	$1,514.7	.73%		.73	%§	6.93%		88%
10/31/2010	$—	$9.50	19.81%	$266.2	.77%		.75%		8.55%		144%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	@	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	@	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Class C
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	@	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	@	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Class R3
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	@	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	@	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Class R6
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal Intermediate Bond Fund
Investor Class
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	@	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	@	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
10/31/2014	$0.00	$9.28	3.98%@@	$313.0	1.08%	1.08%	5.10%	60%
10/31/2013	$—	$9.63	8.83%	$395.6	1.09%	1.09%	5.56%	80%
10/31/2012	$—	$9.46	11.90%	$505.3	1.08%	1.08%	6.01%	82%
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%	1.12%§	6.64%	88%
10/31/2010	$—	$9.49	19.52%	$277.5	1.16%	1.12%	7.75%	144%
Class C
10/31/2014	$0.00	$9.29	3.21%@@	$57.1	1.82%	1.82%	4.36%	60%
10/31/2013	$—	$9.64	7.91%	$60.0	1.83%	1.83%	4.82%	80%
10/31/2012	$—	$9.48	11.15%	$72.3	1.85%	1.85%§	5.25%	82%
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%	1.87%	5.82%	88%
10/31/2010	$—	$9.50	18.60%	$25.5	1.93%	1.87%	7.05%	144%
Class R3
10/31/2014	$0.00	$9.28	3.73%@@	$9.6	1.31%	1.31%	4.87%	60%
10/31/2013	$—	$9.63	8.46%	$10.9	1.32%	1.32%	5.30%	80%
10/31/2012	$—	$9.47	11.72%	$9.7	1.35%	1.35%§	5.73%	82%
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%	1.37%§	6.32%	88%
10/31/2010	$—	$9.49	19.08%	$0.5	1.72%	1.37%	7.60%	144%
Class R6
10/31/2014	$0.00	$9.29	4.46%@@	$761.2	.61%	.61%	5.55%	60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34%**	$535.0	.62%*	.62%*	5.95%*	80%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2014	$—	$11.92	5.98%	$17.4	.85%	.65%	2.30%	47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	.83%	.65%	2.18%	57%
10/31/2012	$—	$12.07	7.49%	$20.8	.88%	.65%	2.55%	54%
10/31/2011	$—	$11.58	3.53%	$116.4	.98%	.65%	3.10%	79%
10/31/2010	$—	$11.59	6.56%	$118.8	1.01%	.65%	3.12%	101%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	@	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	@	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	@	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	@	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
Class C
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	@	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	@	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)
New York Municipal Income Fund
Institutional ClassØØ
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/29/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
2/28/2011	$17.60	$0.37		$(0.17)	$0.20	$(0.37)	$(0.03)	$—	$(0.40)
2/28/2010	$17.34	$0.40		$0.28	$0.68	$(0.40)	$(0.02)	$—	$(0.42)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
10/31/2014	$—	$11.91	6.14%		$135.3	.67%	.50%	2.45%	47%
10/31/2013	$—	$11.57	(1.15)%		$132.0	.67%	.50%	2.34%	57%
10/31/2012	$—	$12.06	7.65%		$124.7	.70%	.50%	2.53%	54%
10/31/2011	$—	$11.57	3.60%		$6.8	.77%	.50%	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25	%**	$0.1	26.10%*	.50%*	3.30%*	101%^^
Class A
10/31/2014	$—	$11.91	5.75%		$8.9	1.07%	.87%	2.07%	47%
10/31/2013	$—	$11.57	(1.52)%		$5.0	1.06%	.87%	1.96%	57%
10/31/2012	$—	$12.06	7.16%		$3.4	1.15%	.87%	2.11%	54%
10/31/2011	$—	$11.58	3.22%		$0.2	1.87%	.87%	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20	%**	$0.2	23.88%*	.87%*	3.00%*	101%^^
Class C
10/31/2014	$—	$11.91	4.96%		$1.5	1.88%	1.62%	1.33%	47%
10/31/2013	$—	$11.57	(2.25)%		$1.5	1.86%	1.62%	1.21%	57%
10/31/2012	$—	$12.06	6.37%		$1.5	1.95%	1.62%	1.44%	54%
10/31/2011	$—	$11.58	2.54%		$0.6	2.39%	1.62%	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83	%**	$0.1	22.28%*	1.62%*	2.14%*	101%^^
New York Municipal Income Fund
Institutional ClassØØ
10/31/2014	$—	$17.72	6.15%		$67.7	.87%	.87%	2.44%	53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98	)%**	$68.3	.86%*	.86%*	2.64%*	52%**
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
2/29/2012	$—	$17.75	4.05%		$37.6	1.07%	1.07%	1.99%	19%
2/28/2011	$—	$17.40	1.08%		$38.2	1.16%	1.16%	2.07%	25%
2/28/2010	$—	$17.60	3.97%		$40.0	1.41%	1.41%	2.28%	18%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund
Investor Class
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	@	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	@	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
Trust Class
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	@	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
10/31/2010	$7.46	$0.16	@	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
Institutional Class
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	@	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	@	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)
Class A
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	@	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	@	$0.15	$0.20	$(0.08)	$—	$—	$(0.08)
Class C
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	@	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	@	$0.15	$0.18	$(0.06)	$—	$—	$(0.06)
See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund
Investor Class
10/31/2014	$0.00	$7.92	.52	%@@	$30.7	1.20%	.70%	.85%	71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	.70%	.67%	86%
10/31/2012	$—	$8.02	4.09%		$38.8	1.17%	.70%	1.50%	74%
10/31/2011	$—	$7.88	.20%		$44.1	1.25%	.71%	1.93%	84%
10/31/2010	$—	$8.09	7.08%		$56.1	1.27%	.70%	2.19%	69%
Trust Class
10/31/2014	$0.00	$7.55	.52	%@@	$3.3	1.35%	.80%	.76%	71%
10/31/2013	$—	$7.60	.77%		$4.0	1.35%	.80%	.57%	86%
10/31/2012	$—	$7.65	4.08%		$5.6	1.34%	.80%	1.40%	74%
10/31/2011	$—	$7.51	.10%		$6.4	1.41%	.80%	1.83%	84%
10/31/2010	$—	$7.71	7.01%		$9.4	1.48%	.80%	2.09%	69%
Institutional Class
10/31/2014	$0.00	$7.92	.85	%@@	$28.5	1.00%	.50%	1.04%	71%
10/31/2013	$—	$7.97	1.11%		$18.1	.98%	.50%	.87%	86%
10/31/2012	$—	$8.02	4.30%		$22.2	.98%	.51%	1.65%	74%
10/31/2011	$—	$7.88	.40%		$17.9	1.03%	.51%	2.09%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73	%**	$0.0	33.53%*	.50%*	2.16%*	69%^^
Class A
10/31/2014	$0.00	$7.55	.45	%@@	$6.7	1.36%	.87%	.66%	71%
10/31/2013	$—	$7.60	.83%		$6.3	1.37%	.87%	.50%	86%
10/31/2012	$—	$7.64	3.87%		$2.3	1.41%	.88%	1.07%	74%
10/31/2011	$—	$7.51	(.10)%		$0.2	1.50%	.87%	1.75%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67	%**	$0.1	26.42%*	.87%*	1.83%*	69%^^
Class C
10/31/2014	$0.00	$7.55	(.43	)%@@	$2.0	2.12%	1.62%	(.05)%	71%
10/31/2013	$—	$7.61	.08%		$2.2	2.13%	1.62%	(.24)%	86%
10/31/2012	$—	$7.65	3.23%		$1.7	2.12%	1.63%	.51%	74%
10/31/2011	$—	$7.51	(.84)%		$1.0	2.17%	1.62%	.97%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39	%**	$0.0	34.63%*	1.62%*	1.04%*	69%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund
Institutional Class
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class A
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class C
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.23	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
10/31/2010	$10.58	$0.49	@	$0.81	$1.30	$(0.52)	$(0.13)	$—	$(0.65)
Institutional Class
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)
10/31/2011	$11.23	$0.46	@	$(0.04)	$0.42	$(0.48)	$(0.19)	$—	$(0.67)
10/31/2010	$10.58	$0.53	@	$0.81	$1.34	$(0.56)	$(0.13)	$—	$(0.69)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration High Income Fund
Institutional Class
10/31/2014	$—	$10.05	2.81%	$214.9	.85%		.75%		3.95%		49%
10/31/2013	$—	$10.18	6.51%	$102.9	1.18%		.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.38%**	$25.0	4.24	%*Ø	.71	%*Ø	3.24	%*Ø	35%**
Class A
10/31/2014	$—	$10.05	2.34%	$3.6	1.24%		1.12%		3.57%		49%
10/31/2013	$—	$10.19	6.21%	$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.36%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35%**
Class C
10/31/2014	$—	$10.05	1.57%	$0.4	2.03%		1.87%		2.83%		49%
10/31/2013	$—	$10.19	5.43%	$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.30%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35%**
Strategic Income Fund
Trust Class
10/31/2014	$0.00	$11.32	4.95%@@	$49.4	1.15%		1.05%		3.33%		365%[a]
10/31/2013	$—	$11.18	1.07%	$43.8	1.18%		1.10%		3.22%		384%[a]
10/31/2012	$—	$11.67	11.46%	$26.6	1.20%		1.10%		3.28%		329%[a]
10/31/2011	$—	$10.98	3.60%	$19.4	1.26%		1.10%		3.86%		265%[a]
10/31/2010	$—	$11.23	12.78%	$16.3	1.36%		1.10%		4.56%		238%[a]
Institutional Class
10/31/2014	$0.00	$11.32	5.22%@@	$1,043.0	.80%		.70%		3.66%		365%[a]
10/31/2013	$—	$11.19	1.52%	$739.1	.81%		.75%		3.57%		384%[a]
10/31/2012	$—	$11.67	11.85%	$526.3	.84%		.75%		3.61%		329%[a]
10/31/2011	$—	$10.98	3.96%	$210.8	.90%		.75%		4.20%		265%[a]
10/31/2010	$—	$11.23	13.17%	$118.8	.96%		.75%		4.88%		238%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class A
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.24	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
10/31/2010	$10.59	$0.48	@	$0.81	$1.29	$(0.51)	$(0.13)	$—	$(0.64)
Class C
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)
10/31/2011	$11.23	$0.34	@	$(0.04)	$0.30	$(0.36)	$(0.19)	$—	$(0.55)
10/31/2010	$10.58	$0.41	@	$0.81	$1.22	$(0.44)	$(0.13)	$—	$(0.57)
Class R6
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class A
10/31/2014	$0.00	$11.33	4.89	%@@	$310.3	1.19%		1.10%		3.28%		365%[a]
10/31/2013	$—	$11.19	1.02%		$311.8	1.21%		1.15%		3.14%		384%[a]
10/31/2012	$—	$11.68	11.39%		$309.1	1.24%		1.15%		3.22%		329%[a]
10/31/2011	$—	$10.99	3.55%		$196.0	1.31%		1.15%		3.79%		265%[a]
10/31/2010	$—	$11.24	12.72%		$142.9	1.37%		1.15%		4.44%		238%[a]
Class C
10/31/2014	$0.00	$11.32	4.07	%@@	$184.5	1.93%		1.80%		2.58%		365%[a]
10/31/2013	$—	$11.19	.40%		$191.7	1.94%		1.85%		2.45%		384%[a]
10/31/2012	$—	$11.67	10.62%		$184.8	1.97%		1.85%		2.52%		329%[a]
10/31/2011	$—	$10.98	2.83%		$120.9	2.03%		1.85%		3.09%		265%[a]
10/31/2010	$—	$11.23	11.93%		$93.3	2.10%		1.85%		3.75%		238%[a]
Class R6
10/31/2014	$0.00	$11.32	5.39	%@@	$149.4	.72%		.63%		3.69%		365%[a]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	.09	%**	$17.5	.77	%*	.68	%*	3.70	%*	384	%^^[a]
Unconstrained Bond Fund
Institutional Class
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.88	%**	$23.1	2.22	%Ø*	.84	%Ø*	2.94	%Ø*	118	%**
Class A
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.61	%**	$7.1	2.62	%Ø*	1.20	%Ø*	2.57	%Ø*	118	%**
Class C
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.09	%**	$1.0	3.56	%Ø*	1.93	%Ø*	1.84	%Ø*	118	%**
Class R6
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.92	%**	$7.1	2.18	%Ø*	.77	%Ø*	3.00	%Ø*	118	%**

Notes to Financial Highlights Income Funds

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

@@ The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

§ After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2014	2013	2012	2011	2010
High Income Bond Fund Investor Class	—	—	—	—	.93%
High Income Bond Fund Institutional Class	—	—	—	.72%	—
High Income Bond Fund Class A	—	—	—	1.11%	—
High Income Bond Fund Class C	—	—	1.84%	—	—
High Income Bond Fund Class R3	—	—	1.33%	1.36%	—

^ The date investment operations commenced.

* Annualized.

** Not annualized.

@ Calculated based on the average number of shares outstanding during each fiscal period.

^^ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C), and for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

a The portfolio turnover rates not including mortgage dollar roll transactions were 142%, 139%, 162%, 115% and 112%, respectively, for the years ended October 31, 2014, 2013, 2012, 2011 and 2010 for Core Bond and 124%, 161%, 157%, 122% and 152%, respectively, for the years ended October 31, 2014, 2013, 2012, 2011 and 2010 for Strategic Income.

Ø Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

ØØ Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income, thereafter.

ß New York Municipal Income's fiscal year end changed from February 28 to October 31.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund, five of the series constituting Neuberger Berman Income Funds (the "Funds"), including the schedules of investments, as of October 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund as of October 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund, and Neuberger Berman Short Duration High Income Fund, each a series of Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman New York Municipal Income Fund, for the year then ended, for the period March 1, 2013 to October 31, 2013, and for the year ended February 28, 2013), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, for each of the four years in the period then ended and for the period December 29, 2009 to October 31, 2010, with respect to Neuberger Berman New York Municipal Income Fund, for the year then ended, for the period March 1, 2013 to October 31, 2013, and for the year ended February 28, 2013, and with respect to Neuberger Berman Short Duration High Income Fund, for each of the two years in the period then ended and for the period September 28, 2012 to October 31, 2012). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to Neuberger Berman New York Municipal Income Fund, financial highlights for each of the three years in the period ended February 29, 2012 were audited by other auditors, whose report dated April 16, 2012, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 18, 2014

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited

Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and NBEL. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2014. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Core Bond	15.4%	1.4%	23.8%	0.0%
Floating Rate Income	0.0	0.0	0.0	0.0
High Income	0.0	0.0	0.0	0.0
Short Duration	3.9	0.0	17.5	0.0
Short Duration High Income	0.0	0.0	0.0	0.0
Strategic Income	5.5	0.4	0.3	0.0
Unconstrained Bond	0.6	0.0	0.0	0.0

For the fiscal period ended October 31, 2014, the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax, are as follows:

Municipal Intermediate Bond	99.92%
New York Municipal Income	99.80%

For the fiscal period ended October 31, 2014, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$5,764,284	$—
Floating Rate Income	24,439,188	—
High Income	200,703,653	29,242,016
Strategic Income	51,179,988	—

In January 2015, you will receive information to be used in filing your 2014 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2014. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

High Income, Municipal Intermediate Bond and New York Municipal Income designate $50,618,938, $960,704 and $135,895, respectively, as a capital gain distribution.

For the fiscal year ended October 31, 2014, Strategic Income makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. Complete information regarding each Fund's distributions during the calendar year 2014 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Strategic Income	$7,046,799

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to each Fund. At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman New York Municipal Income Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Short Duration High Income Fund, and Neuberger Berman Strategic Income Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with such counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had underperformed their relevant market indices and/or peer groups over certain periods, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories. The Board also compared Management's fees and expenses with respect to non-Neuberger Berman funds sub-advised by Management to the corresponding data points with respect to comparable Neuberger Berman Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered each Fund's fee structure. For those Funds where the fee structure provides for a reduction of payments resulting from the use of breakpoints, the Board considered whether any such breakpoints are set at appropriate asset levels. For those Funds where the fee structure does not provide for a reduction of payments through breakpoints, the Board considered whether the fee was set at an appropriate level and compared the fee structure to that of the peer group. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability, if any, was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Board Consideration of Additional Sub-Advisory Agreement

At a meeting held on June 24-25, 2014, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), approved the sub-advisory agreement between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreement") for Neuberger Berman Unconstrained Bond Fund (the "Fund").

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by NBEL, and met with senior representatives of NBEL regarding their personnel, operations and financial condition as they relate to the Fund. To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus on specific areas relevant to the contract review. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management.

In connection with its approval of the Sub-Advisory Agreement, the Board evaluated the terms of the Sub-Advisory Agreement, the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by NBEL; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Sub-Advisory Agreement relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of NBEL and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of NBEL who would perform services for the Fund. In addition, the Board considered the scope and depth of the compliance program of NBEL.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board considered the fee structure proposed for the Fund under the Sub-Advisory Agreement as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to NBEL or its affiliates from their relationship with the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services NBEL would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to NBEL and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory Agreement are fair and reasonable to the Fund and that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that NBEL could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to NBEL and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

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Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/14

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George W. Morriss and Candace L. Straight. Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund. Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund, and Neuberger Berman Unconstrained Bond Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, July 11, 2003 and February 13, 2014 respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund. Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, December 29, 2009, March 11, 2013 and September 28, 2012, respectively.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $212,550 and $271,550 for the fiscal years ended 2013 and 2014, respectively.
The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $99,500 and $107,500 for the fiscal years ended 2013 and 2014, respectively.

(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $55,300 and $69,300 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $16,250 and $21,200 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0.00 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $55,300 and $69,300 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $16,250 and $21,200 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.
Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer
Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer
Date: January 7, 2015

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 7, 2015